[logo - American Funds ®]

Prospectus Supplement
September 1, 2006

For the following funds with prospectuses dated
October 1, 2005 - July 1, 2006

AMCAP Fund,® Inc.
American Balanced Fund,® Inc.
American High-Income Municipal Bond Fund,® Inc.
American High-Income TrustSM
American Mutual Fund,® Inc.
The Bond Fund of America,SM Inc.
Capital Income Builder,® Inc.
Capital World Bond Fund,® Inc.
Capital World Growth and Income Fund,SM Inc.
EuroPacific Growth Fund®
Fundamental Investors,SM Inc.
The Growth Fund of America,® Inc.
The Income Fund of America,® Inc.
Intermediate Bond Fund of America®
The Investment Company of America®
Limited Term Tax-Exempt Bond Fund of AmericaSM
The New Economy Fund®
New Perspective Fund,® Inc.
New World Fund,SM Inc.
SMALLCAP World Fund,® Inc.
The Tax-Exempt Bond Fund of America,® Inc.
The Tax-Exempt Fund of California®
The Tax-Exempt Fund of Maryland®
The Tax-Exempt Fund of Virginia®
U.S. Government Securities FundSM
Washington Mutual Investors Fund,SM Inc.

Please keep this Supplement with your copy of the Prospectus and/or the Retirement Plan Prospectus.

Beginning September 1, 2006, the paragraph regarding the statement of intention in the "Sales charge reductions and waivers" section of the Prospectus and in the "Sales charge reductions" section of the Retirement Plan Prospectus is amended in its entirety to read as follows:

Prospectus

Statement of intention
You may reduce your Class A sales charge by establishing a statement of intention. A statement of intention allows you to combine the market value of your holdings eligible for aggregation with all American Funds non-money market fund purchases of all share classes you intend to make over a 13-month period (including individual holdings in and purchases of various American Legacy variable annuity contracts and variable life insurance policies) to determine the applicable sales charge; however, investments made under a right of reinvestment, appreciation of your investment, and reinvested dividends and capital gains do not apply toward these combined purchases. A portion of your account may be held in escrow to cover additional Class A sales charges that may be due if your total investments over the 13-month period do not qualify for the applicable sales charge reduction. Employer-sponsored retirement plans may be restricted from establishing statements of intention. See "Sales charges" for more information.

Retirement Plan Prospectus

Statement of intention
You may reduce your Class A sales charge by establishing a statement of intention. A statement of intention allows the market value of your holdings eligible for aggregation to be combined with all American Funds non-money market fund purchases of all share classes intended to be made over a 13-month period to determine the applicable sales charge; however, investments made under a right of reinvestment, appreciation of your investment, and reinvested dividends and capital gains do not apply toward these combined purchases. A portion of the account may be held in escrow to cover additional Class A sales charges that may be due if total investments over the 13-month period do not qualify for the applicable sales charge reduction. Employer-sponsored retirement plans may be restricted from establishing statements of intention. See "Sales charges" for more information.

Beginning September 1, 2006, the paragraph regarding the multiple portfolio counselor system in the "Management and organization" section of the Prospectus and of the Retirement Plan Prospectus is amended in its entirety to read as follows:

Multiple portfolio counselor system
Capital Research and Management Company uses a system of multiple portfolio counselors in managing mutual fund assets. Under this approach, the portfolio of a fund is divided into segments managed by individual counselors. Counselors decide how their respective segments will be invested. In addition, Capital Research and Management Company’s investment analysts may make investment decisions with respect to a portion of a fund’s portfolio. Investment decisions are subject to a fund’s objective(s), policies and restrictions and the oversight of the appropriate investment-related committees of Capital Research and Management Company.

MFGEBS-004-0806P Litho in USA CGD/MW/9335-S8428

THE FUND PROVIDES SPANISH TRANSLATION IN CONNECTION WITH THE
PUBLIC OFFERING AND SALE OF ITS SHARES. THE FOLLOWING IS A FAIR
AND ACCURATE ENGLISH TRANSLATION OF A SPANISH LANGUAGE PROSPECTUS
FOR THE FUND.

/s/ VINCENT P. CORTI
    VINCENT P. CORTI
    SECRETARY

[logo - American Funds ®]

Prospectus Supplement
September 1, 2006

For the following funds with prospectuses dated
October 1, 2005 - July 1, 2006

AMCAP Fund,® Inc.
American Balanced Fund,® Inc.
American High-Income Municipal Bond Fund,® Inc.
American High-Income TrustSM
American Mutual Fund,® Inc.
The Bond Fund of America,SM Inc.
Capital Income Builder,® Inc.
Capital World Bond Fund,® Inc.
Capital World Growth and Income Fund,SM Inc.
EuroPacific Growth Fund®
Fundamental Investors,SM Inc.
The Growth Fund of America,® Inc.
The Income Fund of America,® Inc.
Intermediate Bond Fund of America®
The Investment Company of America®
Limited Term Tax-Exempt Bond Fund of AmericaSM
The New Economy Fund®
New Perspective Fund,® Inc.
New World Fund,SM Inc.
SMALLCAP World Fund,® Inc.
The Tax-Exempt Bond Fund of America,® Inc.
The Tax-Exempt Fund of California®
The Tax-Exempt Fund of Maryland®
The Tax-Exempt Fund of Virginia®
U.S. Government Securities FundSM
Washington Mutual Investors Fund,SM Inc.

Please keep this Supplement with your copy of the Prospectus and/or the Retirement Plan Prospectus.

Beginning September 1, 2006, the paragraph regarding the statement of intention in the "Sales charge reductions and waivers" section of the Prospectus and in the "Sales charge reductions" section of the Retirement Plan Prospectus is amended in its entirety to read as follows:

Prospectus

Statement of intention
You may reduce your Class A sales charge by establishing a statement of intention. A statement of intention allows you to combine the market value of your holdings eligible for aggregation with all American Funds non-money market fund purchases of all share classes you intend to make over a 13-month period (including individual holdings in and purchases of various American Legacy variable annuity contracts and variable life insurance policies) to determine the applicable sales charge; however, investments made under a right of reinvestment, appreciation of your investment, and reinvested dividends and capital gains do not apply toward these combined purchases. A portion of your account may be held in escrow to cover additional Class A sales charges that may be due if your total investments over the 13-month period do not qualify for the applicable sales charge reduction. Employer-sponsored retirement plans may be restricted from establishing statements of intention. See "Sales charges" for more information.

Retirement Plan Prospectus

Statement of intention
You may reduce your Class A sales charge by establishing a statement of intention. A statement of intention allows the market value of your holdings eligible for aggregation to be combined with all American Funds non-money market fund purchases of all share classes intended to be made over a 13-month period to determine the applicable sales charge; however, investments made under a right of reinvestment, appreciation of your investment, and reinvested dividends and capital gains do not apply toward these combined purchases. A portion of the account may be held in escrow to cover additional Class A sales charges that may be due if total investments over the 13-month period do not qualify for the applicable sales charge reduction. Employer-sponsored retirement plans may be restricted from establishing statements of intention. See "Sales charges" for more information.

Beginning September 1, 2006, the paragraph regarding the multiple portfolio counselor system in the "Management and organization" section of the Prospectus and of the Retirement Plan Prospectus is amended in its entirety to read as follows:

Multiple portfolio counselor system
Capital Research and Management Company uses a system of multiple portfolio counselors in managing mutual fund assets. Under this approach, the portfolio of a fund is divided into segments managed by individual counselors. Counselors decide how their respective segments will be invested. In addition, Capital Research and Management Company’s investment analysts may make investment decisions with respect to a portion of a fund’s portfolio. Investment decisions are subject to a fund’s objective(s), policies and restrictions and the oversight of the appropriate investment-related committees of Capital Research and Management Company.

MFGEBS-004-0806P Litho in USA CGD/MW/9335-S8428


                                AMCAP FUND, INC.

                                     Part B
                      Statement of Additional Information

                                  May 1, 2006
                       (as supplemented September 1, 2006)

This document is not a prospectus but should be read in conjunction with the current prospectus or retirement plan prospectus of AMCAP Fund (the "fund" or
"AMCAP") dated May 1, 2006. You may obtain a prospectus from your financial adviser or by writing to the fund at the following address:

                                AMCAP Fund, Inc.
                              Attention: Secretary
                             333 South Hope Street
                         Los Angeles, California 90071
                                  213/486-9200

Shareholders who purchase shares at net asset value through eligible retirement plans should note that not all of the services or features described below may be available to them. They should contact their employers for details.

                               TABLE OF CONTENTS

Item                                                                  Page no.
----                                                                  --------

Financial statements

                              AMCAP Fund -- Page 1

                 CERTAIN INVESTMENT LIMITATIONS AND GUIDELINES

The following limitations and guidelines are considered at the time of purchase, under normal circumstances, and are based on a percentage of the fund's net assets unless otherwise noted. This summary is not intended to reflect all of the fund's investment limitations.

GENERAL GUIDELINES

..    The fund will invest primarily in stocks of companies domiciled in the
     United States. In determining whether a company is domiciled in the United
     States, the fund's investment adviser will consider the domicile determination of a leading securities index and may also take into account such factors as where the company is legally organized and/or maintains principal corporate offices and/or conducts its principal operations. The fund may invest in non-U.S. securities to a limited extent.

..    The fund may also invest in securities convertible into common stocks, straight debt securities (i.e., not convertible into equity), cash or cash equivalents, U.S. government securities or nonconvertible preferred stocks.

DEBT SECURITIES

..    The fund may invest in debt securities with an investment grade rating by
     Standard & Poor's Corporation or Moody's Investors Service (or unrated but considered to be of equivalent quality).

                        *     *     *     *     *     *

The fund may experience difficulty liquidating certain portfolio securities during significant market declines or periods of heavy redemptions.

          DESCRIPTION OF CERTAIN SECURITIES AND INVESTMENT TECHNIQUES

The descriptions below are intended to supplement the material in the prospectus under "Investment objective, strategies and risks."

EQUITY SECURITIES -- Equity securities represent an ownership position in a company. Equity securities held by the fund typically consist of common stocks.
The prices of equity securities fluctuate based on, among other things, events specific to their issuers and market, economic and other conditions.

There may be little trading in the secondary market for particular equity securities, which may adversely affect the fund's ability to value accurately or dispose of such equity securities. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and/or liquidity of equity securities.

The growth-oriented, equity-type securities generally purchased by the fund may involve large price swings and potential for loss.

                              AMCAP Fund -- Page 2

DEBT SECURITIES -- Debt securities are used by issuers to borrow money.
Generally, issuers pay investors periodic interest and repay the amount borrowed either periodically during the life of the security and/or at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are purchased at a discount from their face values and accrue interest at the applicable coupon rate over a specified time period. The market prices of debt securities fluctuate depending on such factors as interest rates, credit quality and maturity. In general, market prices of debt securities decline when interest rates rise and increase when interest rates fall.

Certain additional risk factors relating to debt securities are discussed below:

     SENSITIVITY TO INTEREST RATE AND ECONOMIC CHANGES -- Debt securities may be sensitive to economic changes, political and corporate developments, and interest rate changes. In addition, during an economic downturn or substantial period of rising interest rates, issuers that are highly leveraged may experience increased financial stress that would adversely affect their ability to meet projected business goals, to obtain additional financing and to service their principal and interest payment obligations.
     Periods of economic change and uncertainty also can be expected to result in increased volatility of market prices and yields of certain debt securities.

     PAYMENT EXPECTATIONS -- Debt securities may contain redemption or call provisions. If an issuer exercises these provisions in a lower interest rate market, the fund would have to replace the security with a lower yielding security, resulting in decreased income to investors. If the issuer of a debt security defaults on its obligations to pay interest or principal or is the subject of bankruptcy proceedings, the fund may incur losses or expenses in seeking recovery of amounts owed to it.

     LIQUIDITY AND VALUATION -- There may be little trading in the secondary market for particular debt securities, which may affect adversely the fund's ability to value accurately or dispose of such debt securities.
     Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and/or liquidity of debt securities.

The investment adviser attempts to reduce the risks described above through diversification of the fund's portfolio and by credit analysis of each issuer, as well as by monitoring broad economic trends and corporate and legislative developments, but there can be no assurance that it will be successful in doing
so.

SECURITIES WITH EQUITY AND DEBT CHARACTERISTICS -- The fund may invest in securities that have a combination of equity and debt characteristics. These securities may at times behave more like equity than debt and vice versa. Some types of convertible bonds or preferred stocks automatically convert into common stocks. The prices and yields of nonconvertible preferred stocks generally move with changes in interest rates and the issuer's credit quality, similar to the factors affecting debt securities. Certain of these securities will be treated as debt for fund investment limit purposes.

Convertible bonds, convertible preferred stocks and other securities may sometimes be converted, or may automatically convert, into common stocks or other securities at a stated conversion ratio. These securities, prior to conversion, may pay a fixed rate of interest or a dividend. Because convertible securities have both debt and equity characteristics, their value

                              AMCAP Fund -- Page 3

varies in response to many factors, including the value of the underlying assets, general market and economic conditions, and convertible market valuations, as well as changes in interest rates, credit spreads and the credit quality of the issuer.

U.S. GOVERNMENT OBLIGATIONS -- U.S. government obligations are securities backed by the full faith and credit of the U.S. government. U.S. government obligations include the following types of securities:

     U.S. TREASURY SECURITIES -- U.S. Treasury securities include direct obligations of the U.S. Treasury, such as Treasury bills, notes and bonds.
     For these securities, the payment of principal and interest is unconditionally guaranteed by the U.S. government, and thus they are of the highest possible credit quality. Such securities are subject to variations in market value due to fluctuations in interest rates, but, if held to maturity, will be paid in full.

     FEDERAL AGENCY SECURITIES BACKED BY "FULL FAITH AND CREDIT" -- The
     securities of certain U.S. government agencies and government-sponsored entities are guaranteed as to the timely payment of principal and interest by the full faith and credit of the U.S. government. Such agencies and entities include the Government National Mortgage Association (Ginnie Mae),
     the Veterans Administration (VA), the Federal Housing Administration (FHA),
     the Export-Import Bank (Exim Bank), the Overseas Private Investment
     Corporation (OPIC), the Commodity Credit Corporation (CCC) and the Small
     Business Administration (SBA).

OTHER FEDERAL AGENCY OBLIGATIONS -- Additional federal agency securities are neither direct obligations of, nor guaranteed by, the U.S. government. These obligations include securities issued by certain U.S. government agencies and government-sponsored entities. However, they generally involve some form of federal sponsorship: some operate under a government charter; some are backed by specific types of collateral; some are supported by the issuer's right to borrow from the Treasury; and others are supported only by the credit of the issuing government agency or entity. These agencies and entities include, but are not limited to: Federal Home Loan Bank, Federal Home Loan Mortgage Corporation
(Freddie Mac), Federal National Mortgage Association (Fannie Mae), Tennessee
Valley Authority and Federal Farm Credit Bank System.

INVESTING IN VARIOUS COUNTRIES -- Investing outside the United States may involve risks caused by, among other things, currency controls and fluctuating currency values; different accounting, auditing, financial reporting and legal standards and practices in some countries; changing local, regional and global economic, political and social conditions; expropriation; changes in tax policy;
greater market volatility; differing securities market structures; higher transaction costs; and various administrative difficulties, such as delays in clearing and settling portfolio transactions or in receiving payment of dividends.

The risks described above may be heightened in connection with investments in developing countries. Although there is no universally accepted definition, the investment adviser generally considers a developing country as a country that is in the earlier stages of its industrialization cycle with a low per capita gross domestic product ("GDP") and a low market capitalization to GDP ratio relative to those in the United States and the European Union. Historically, the markets of developing countries have been more volatile than the markets of developed countries. The fund may invest in securities of issuers in developing countries only to a limited extent.

                              AMCAP Fund -- Page 4

Additional costs could be incurred in connection with the fund's investment activities outside the United States. Brokerage commissions may be higher outside the United States, and the fund will bear certain expenses in connection with its currency transactions. Furthermore, increased custodian costs may be associated with maintaining assets in certain jurisdictions.

INVESTING IN SMALLER CAPITALIZATION STOCKS -- The fund may invest in the stocks of smaller capitalization companies (typically companies with market capitalizations of less than $3.5 billion at the time of purchase). The investment adviser believes that the issuers of smaller capitalization stocks often provide attractive investment opportunities. However, investing in smaller capitalization stocks can involve greater risk than is customarily associated with investing in stocks of larger, more established companies. For example, smaller companies often have limited product lines, limited markets or financial resources, may be dependent for management on one or a few key persons and can be more susceptible to losses. Also, their securities may be thinly traded (and therefore have to be sold at a discount from current prices or sold in small lots over an extended period of time), may be followed by fewer investment research analysts and may be subject to wider price swings, thus creating a greater chance of loss than securities of larger capitalization companies.

CASH AND CASH EQUIVALENTS -- These include (a) commercial paper (for example, short-term notes with maturities typically up to 12 months in length issued by corporations, governmental bodies or bank/corporation sponsored conduits
(asset-backed commercial paper)) (b) short-term bank obligations (for example, certificates of deposit, bankers' acceptances (time drafts on a commercial bank where the bank accepts an irrevocable obligation to pay at maturity)) or bank notes, (c) savings association and savings bank obligations (for example, bank notes and certificates of deposit issued by savings banks or savings associations), (d) securities of the U.S. government, its agencies or instrumentalities that mature, or may be redeemed, in one year or less, and (e)
corporate bonds and notes that mature, or that may be redeemed, in one year or less.

4(2) COMMERCIAL PAPER -- The fund may purchase commercial paper issued pursuant to Section 4(2) of the Securities Act of 1933 (the "1933 Act"). 4(2) commercial paper has substantially the same price and liquidity characteristics as commercial paper generally, except that the resale of 4(2) commercial paper is limited to the institutional investor marketplace. Such a restriction on resale makes 4(2) commercial paper technically a restricted security under the 1933
Act. In practice, however, 4(2) commercial paper can be resold as easily as any other unrestricted security held by the fund. Accordingly, 4(2) commercial paper has been determined to be liquid under procedures adopted by the fund's board of directors.

                        *     *     *     *     *     *

PORTFOLIO TURNOVER -- Portfolio changes will be made without regard to the length of time particular investments may have been held. Short-term trading profits are not the fund's objective, and changes in its investments are generally accomplished gradually, though short-term transactions may occasionally be made. High portfolio turnover involves correspondingly greater transaction costs in the form of dealer spreads or brokerage commissions, and may result in the realization of net capital gains, which are taxable when distributed to shareholders.

                              AMCAP Fund -- Page 5

A fund's portfolio turnover rate would equal 100% if each security in the fund's portfolio were replaced once per year. The fund's portfolio turnover rates for the fiscal years ended February 28, 2006 and 2005 were 20% and 16%, respectively. See "Financial highlights" in the prospectus for the fund's annual portfolio turnover rate for each of the last five fiscal years.

                FUNDAMENTAL POLICIES AND INVESTMENT RESTRICTIONS

FUNDAMENTAL POLICIES -- The fund has adopted the following fundamental policies and investment restrictions, which may not be changed without approval by holders of a majority of its outstanding shares. Such majority is defined in the
Investment Company Act of 1940, as amended (the "1940 Act"), as the vote of the lesser of (a) 67% or more of the outstanding voting securities present at a shareholder meeting, if the holders of more than 50% of the outstanding voting securities are present in person or by proxy, or (b) more than 50% of the outstanding voting securities. All percentage limitations are considered at the time securities are purchased and are based on the fund's net assets unless otherwise indicated. None of the following investment restrictions involving a maximum percentage of assets will be considered violated unless the excess occurs immediately after, and is caused by, an acquisition by the fund.

1.   The fund may not invest in:

     (a)   real estate (although it has not been the practice of the fund to make such investments, the fund may invest in the securities of real estate investment trusts);

     (b)   commodities or commodity contracts;

     (c)   companies for the purpose of exercising control or management;

     (d)   the securities of companies which, with their predecessors, have a record of less than three years' continuing operation, if such purchase at the time thereof would cause more than 5% of the value of the fund's total assets to be invested in the securities of such companies;

     (e)   securities which would subject the fund to unlimited liability
     (such as assessable shares or partnership interests);

     (f)   any securities of another issuer if immediately after and as a result of such purchase (1) the market value of the securities of such other issuer shall exceed 5% of the market value of the total assets of the fund or (2) the fund shall own more than 10% of any class of securities or of the outstanding voting securities of such issuer; or

     (g)   any securities if immediately after and as a result of such purchase more than 25% of the market value of the total assets of the fund are invested in securities of companies in any one industry.

2.   The fund may not engage in short sales or margin purchases.

3.   The fund may not lend money or securities. The making of deposits with banks and the purchase of a portion of the issue of bonds, debentures, or other debt securities which are publicly distributed or of a type generally purchased by institutional investors, are not regarded as loans.

                              AMCAP Fund -- Page 6

4.   The fund may not invest more than 10% of the value of its total assets in securities that are illiquid, nor may it engage in the business of underwriting securities of other issuers.

5.   The fund may not borrow in excess of 10% of its total assets taken at cost or pledge its assets taken at market value to an extent greater than 15% of total assets taken at cost. Asset coverage of at least 300% taken at market value must be maintained. No borrowing may be undertaken except as a temporary measure for extraordinary or emergency purposes. (The fund may borrow only from banks. The fund, however, has never borrowed and does not currently anticipate borrowing.)

Investment restriction #1 does not apply to deposits in banks or to the purchase of securities issued or fully guaranteed by the U.S. government (or its agencies or instrumentalities). For purposes of investment restriction #1(g), the fund will not invest 25% or more (rather than "more than 25%") of its total assets in the securities of issuers in the same industry.

Notwithstanding investment restriction #5, the fund has no current intention (at least during the next 12 months) to leverage its assets.

The following policies are non-fundamental policies which may be changed by action of the board of directors, without shareholder approval:

1.   The fund may not invest in securities of open-end investment companies except in connection with a merger, consolidation or acquisition of assets.
(Notwithstanding this restriction, if deemed advisable by its officers, compensation paid by the fund to its directors may be invested in securities of this or other investment companies under a deferred compensation plan adopted by directors pursuant to an exemptive order granted by the Securities and Exchange
Commission.)

2.   The fund may invest in securities of closed-end investment companies within the limitations imposed by the 1940 Act. In general, this means that the fund
(i) will not own more than 3% of the outstanding voting stock of a closed-end investment company, (ii) will not invest more than an aggregate of 5% of its total assets in securities issued by closed-end investment companies, and (iii)
together with all other investment companies served by the investment adviser, will not own more than 10% of the outstanding voting stock of a closed-end investment company. Any such purchases will be made only in the open market or as a part of a merger, consolidation, or acquisition of assets, and will not involve commissions or profits to a sponsor or dealer other than customary brokerage commissions.

3.   The fund may not issue senior securities except as permitted under the 1940
Act.

                              AMCAP Fund -- Page 7

                             MANAGEMENT OF THE FUND

"NON-INTERESTED" DIRECTORS/1/

                                                                    NUMBER OF
 NAME, AGE AND                                                    PORTFOLIOS/3/
 POSITION WITH FUND                  PRINCIPAL OCCUPATION(S)        OVERSEEN       OTHER DIRECTORSHIPS/4/ HELD
 (YEAR FIRST ELECTED/2/)             DURING PAST FIVE YEARS        BY DIRECTOR              BY DIRECTOR
-----------------------------------------------------------------------------------------------------------------

 H. Frederick Christie, 72        Private investor; former             19         Ducommun Incorporated;
 Chairman of the Board            President and CEO, The Mission                  IHOP Corporation;
 (Independent and                 Group (non-utility holding                      Southwest Water Company
 Non-Executive) (1998)            company, subsidiary of
                                  Southern California Edison
                                  Company)
-----------------------------------------------------------------------------------------------------------------
 Mary Anne Dolan, 59              Founder and President, M.A.D.,        3         None
 Director (1998)                  Inc. (communications company);
                                  former Editor-in-Chief, The
                                  Los Angeles Herald Examiner
-----------------------------------------------------------------------------------------------------------------
 Martin Fenton, 70                Chairman of the Board, Senior        16         None
 Director (1990)                  Resource Group LLC
                                  (development and management of
                                  senior living communities)
-----------------------------------------------------------------------------------------------------------------
 Mary Myers Kauppila, 52          Private investor; Chairman of         5         None
 Director (1998)                  the Board and CEO, Ladera
                                  Management Company (venture
                                  capital and agriculture);
                                  former owner and President,
                                  Energy Investment, Inc.
-----------------------------------------------------------------------------------------------------------------
 William H. Kling, 64             President, American Public            8         Irwin Financial Corporation
 Director (2006)                  Media Group
-----------------------------------------------------------------------------------------------------------------
 Bailey Morris-Eck, 61            Director and Programming              3         None
 Director (1999)                  Chair, WYPR Baltimore/
                                  Washington (public radio
                                  station); Senior Adviser,
                                  Financial News (London);
                                  Senior Fellow, Institute for
                                  International Economics
-----------------------------------------------------------------------------------------------------------------
 Kirk P. Pendleton, 66            Chairman of the Board and CEO,        6         None
 Director (1986)                  Cairnwood, Inc. (venture
                                  capital investment)
-----------------------------------------------------------------------------------------------------------------
 Olin C. Robison, 69              President Emeritus of the             3         American Shared Hospital
 Director (1998)                  Salzburg Seminar; President                     Services
                                  Emeritus, Middlebury College
-----------------------------------------------------------------------------------------------------------------
 Steven B. Sample, 65             President, University of              2         UNOVA, Inc.;
 Director (1999)                  Southern California                             William Wrigley Jr. Company
-----------------------------------------------------------------------------------------------------------------

                              AMCAP Fund -- Page 8

"INTERESTED" DIRECTORS/5/, /6/

                                  PRINCIPAL OCCUPATION(S)
                                   DURING PAST FIVE YEARS
                                       AND POSITIONS             NUMBER OF
 NAME, AGE AND                 HELD WITH AFFILIATED ENTITIES   PORTFOLIOS/3/
 POSITION WITH FUND             OR THE PRINCIPAL UNDERWRITER     OVERSEEN       OTHER DIRECTORSHIPS/4/ HELD
 (YEAR FIRST ELECTED/2/)                OF THE FUND             BY DIRECTOR             BY DIRECTOR
------------------------------------------------------------------------------------------------------------

 R. Michael Shanahan, 67        Chairman Emeritus,                   2         None
 Vice Chairman and Director     Capital Research and
 (1986)                         Management Company;
                                Director, American Funds
                                Distributors, Inc.*;
                                Non-Executive Chair, The
                                Capital Group Companies,
                                Inc.*; Chairman of the
                                Board, Capital Management
                                Services, Inc.*; Director,
                                Capital Strategy Research,
                                Inc.*
------------------------------------------------------------------------------------------------------------
 Claudia P. Huntington, 54      Senior Vice President,               1         None
 President and Director         Capital Research and
 (1992-1994) (1996)             Management Company;
                                Director, The Capital Group
                                Companies, Inc.*
------------------------------------------------------------------------------------------------------------

OTHER OFFICERS/6/

NAME, AGE AND               PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
POSITION WITH FUND            AND POSITIONS HELD WITH AFFILIATED ENTITIES
(YEAR FIRST ELECTED/2/)        OR THE PRINCIPAL UNDERWRITER OF THE FUND
-------------------------------------------------------------------------------

 Timothy D. Armour, 45      President and Director, Capital
 Senior Vice President      Research and Management Company; Director, The
 (1996)                     Capital Group Companies, Inc.*
-------------------------------------------------------------------------------
 Paul G. Haaga, Jr., 57     Vice Chairman of the Board, Capital
 Senior Vice                Research and Management Company; Director, The
 President (1994)           Capital Group Companies, Inc.*
-------------------------------------------------------------------------------
 Barry S.                   Vice President, Capital Research Company*
 Crosthwaite, 47
 Vice President
 (2006)
-------------------------------------------------------------------------------
 Brady L. Enright, 39       Senior Vice President, Capital Research Company*
 Vice President
 (2002)
-------------------------------------------------------------------------------
 Joanna F. Jonsson, 42      Senior Vice President, Capital Research Company*;
 Vice President             Director, The Capital Group Companies, Inc.*
 (1998)
-------------------------------------------------------------------------------
 C. Ross Sappenfield, 40    Vice President, Capital Research and Management
 Vice President             Company
 (1999)
-------------------------------------------------------------------------------
 Vincent P. Corti, 49       Vice President - Fund Business Management Group,
 Secretary (1998)           Capital Research and Management Company
-------------------------------------------------------------------------------
 Karl C. Grauman, 38        Vice President - Fund Business Management Group,
 Treasurer (2006)           Capital Research and Management Company
-------------------------------------------------------------------------------
 Jeffrey P. Regal, 34       Vice President - Fund Business Management Group,
 Assistant Treasurer        Capital Research and Management Company
 (2003)
-------------------------------------------------------------------------------

                              AMCAP Fund -- Page 9

* Company affiliated with Capital Research and Management Company.

/1/  A "non-interested" director refers to a director who is not an "interested person" within the meaning of the 1940 Act.
/2/  Directors and officers of the fund serve until their resignation, removal or retirement.
/3/  Fund managed by Capital Research and Management Company, including the
     American Funds, American Funds Insurance Series,(R) which serves as the underlying investment vehicle for certain variable insurance contracts, and
     Endowments, whose shareholders are limited to certain nonprofit organizations.

/4/  This includes all directorships (other than those of the American Funds) that are held by each director as a director of a public company or a registered investment company.
/5/  "Interested persons," within the meaning of the 1940 Act, on the basis of their affiliation with the fund's investment adviser, Capital Research and
     Management Company, or affiliated entities (including the fund's principal underwriter).
/6/  All of the officers listed, with the exception of Barry S. Crosthwaite and C.
     Ross Sappenfield, are officers and/or directors/trustees of one or more of the other funds for which Capital Research and Management Company serves as investment adviser.

THE ADDRESS FOR ALL DIRECTORS AND OFFICERS OF THE FUND IS 333 SOUTH HOPE STREET,
55TH FLOOR, LOS ANGELES, CALIFORNIA 90071, ATTENTION: FUND SECRETARY.

                             AMCAP Fund -- Page 10

FUND SHARES OWNED BY DIRECTORS AS OF DECEMBER 31, 2005

                                                     AGGREGATE DOLLAR RANGE/1/
                                                             OF SHARES
                                                        OWNED IN ALL FUNDS
                                                       IN THE AMERICAN FUNDS
                          DOLLAR RANGE/1/ OF FUND         FAMILY OVERSEEN
          NAME                  SHARES OWNED                BY DIRECTOR
-------------------------------------------------------------------------------

 "NON-INTERESTED" DIRECTORS
-------------------------------------------------------------------------------
 H. Frederick Christie         Over $100,000               Over $100,000
-------------------------------------------------------------------------------
 Mary Anne Dolan               Over $100,000               Over $100,000
-------------------------------------------------------------------------------
 Martin Fenton                 Over $100,000               Over $100,000
-------------------------------------------------------------------------------
 Mary Myers Kauppila         $10,001 - $50,000             Over $100,000
-------------------------------------------------------------------------------
 William H. Kling/2/                None                   Over $100,000
-------------------------------------------------------------------------------
 Bailey Morris-Eck           $10,001 - $50,000             Over $100,000
-------------------------------------------------------------------------------
 Kirk P. Pendleton           $10,001 - $50,000             Over $100,000
-------------------------------------------------------------------------------
 Olin C. Robison                    None                   Over $100,000
-------------------------------------------------------------------------------
 Steven B. Sample              Over $100,000               Over $100,000
-------------------------------------------------------------------------------
 "INTERESTED" DIRECTORS
-------------------------------------------------------------------------------
 Claudia P. Huntington         Over $100,000               Over $100,000
-------------------------------------------------------------------------------
 R. Michael Shanahan           Over $100,000               Over $100,000
-------------------------------------------------------------------------------

/1/  Ownership disclosure is made using the following ranges: None; $1 - $10,000;
     $10,001 - $50,000; $50,001 - $100,000; and Over $100,000. The amounts listed for "interested" directors include shares owned through The Capital Group
     Companies, Inc. retirement plan and 401(k) plan.

/2/  Mr. Kling was elected director on March 15, 2006. The dollar range of shares owned on March 20, 2006 was $10,001 - $50,000.

DIRECTOR COMPENSATION -- No compensation is paid by the fund to any officer or director who is a director, officer or employee of the investment adviser or its affiliates. The fund typically pays each non-interested director an annual fee of $14,000. If the aggregate annual fees paid to a non-interested director by all funds advised by the investment adviser is less than $50,000, that non-interested director would be eligible for a $50,000 alternative fee. This alternative fee is paid by those funds for which the non-interested director serves as a director on a pro-rata basis according to each fund's relative share of the annual fees that it would typically pay. The alternative fee reflects the significant time and labor commitment required for a director to oversee even one fund. A non-interested director who is chairman of the board (an
"independent chair") also receives an additional annual fee of $25,000, paid in equal portions by the fund and the funds whose boards and committees typically meet jointly with those of the fund. The fund pays to its independent chair an attendance fee (as described below) for each meeting of a committee of the board of directors attended as a non-voting ex-officio member.

In addition, the fund generally pays to non-interested directors fees of (a)
$2,500 for each board of directors meeting attended and (b) $1,500 for each meeting attended as a member of a committee of the board of directors.

                             AMCAP Fund -- Page 11

Non-interested directors also receive attendance fees of (a) $2,500 for each director seminar or information session organized by the investment adviser, (b)
$1,500 for each joint audit committee meeting with all other audit committees of funds advised by the investment adviser and (c) $500 for each meeting of the board or committee chairs of other funds advised by the investment adviser. The fund and the other funds served by each non-interested director each pay an equal portion of these attendance fees.

The nominating committee of the board of directors, a committee comprised exclusively of non-interested directors, reviews director compensation periodically, and typically recommends adjustments every other year. In making its recommendations, the nominating committee considers a number of factors, including operational, regulatory and other developments affecting the complexity of the board's oversight obligations, as well as comparative industry data.

No pension or retirement benefits are accrued as part of fund expenses.
Non-interested directors may elect, on a voluntary basis, to defer all or a portion of their fees through a deferred compensation plan in effect for the fund. The fund also reimburses certain expenses of the non-interested directors.

DIRECTOR COMPENSATION PAID DURING THE FISCAL YEAR ENDED FEBRUARY 28, 2006

                                                                                                     TOTAL COMPENSATION (INCLUDING
                                                                                                          VOLUNTARILY DEFERRED
                                                                          AGGREGATE COMPENSATION            COMPENSATION/1/)
                                                                          (INCLUDING VOLUNTARILY     FROM ALL FUNDS MANAGED BY
                                                                         DEFERRED COMPENSATION/1/)  CAPITAL RESEARCH AND MANAGEMENT
  NAME                                                                         FROM THE FUND          COMPANY OR ITS AFFILIATES/2/
------------------------------------------------------------------------------------------------------------------------------------

 H. Frederick Christie/3/                                                         $34,601                       $338,280
------------------------------------------------------------------------------------------------------------------------------------
 Mary Anne Dolan                                                                   28,750                        131,500
------------------------------------------------------------------------------------------------------------------------------------
 Martin Fenton/3/                                                                  29,632                        294,950
------------------------------------------------------------------------------------------------------------------------------------
 Mary Myers Kauppila/3/                                                            28,400                        198,500
------------------------------------------------------------------------------------------------------------------------------------
 William H. Kling/4/                                                                 None                        167,000
------------------------------------------------------------------------------------------------------------------------------------
 Bailey Morris-Eck/3/                                                              30,667                        131,000
------------------------------------------------------------------------------------------------------------------------------------
 Kirk P. Pendleton/3/                                                              29,700                        212,500
------------------------------------------------------------------------------------------------------------------------------------
 Olin C. Robison/3/                                                                30,667                        135,000
------------------------------------------------------------------------------------------------------------------------------------
 Steven B. Sample                                                                  36,850                         78,500
------------------------------------------------------------------------------------------------------------------------------------

/1/  Amounts may be deferred by eligible directors under a nonqualified deferred compensation plan adopted by the fund in 1993. Deferred amounts accumulate at an earnings rate determined by the total return of one or more American Funds as designated by the directors. Compensation shown in this table for the fiscal year ended February 28, 2006 does not include earnings on amounts deferred in previous fiscal years. See footnote 3 to this table for more information.
/2/  Fund managed by Capital Research and Management Company, including the
     American Funds, American Funds Insurance Series,(R) which serves as the underlying investment vehicle for certain variable insurance contracts, and
     Endowments, whose shareholders are limited to certain nonprofit organizations.
/3/  Since the deferred compensation plan's adoption, the total amount of deferred compensation accrued by the fund (plus earnings thereon) through the 2006 fiscal year for participating directors is as follows: H. Frederick Christie
     ($102,032), Martin Fenton ($234,798), Mary Myers Kauppila ($240,098), Bailey
     Morris-Eck ($174,727), Kirk P. Pendleton ($369,265) and Olin C. Robison
     ($220,649). Amounts deferred and accumulated earnings thereon are not funded and are general unsecured liabilities of the fund until paid to the directors.
/4/  William H. Kling was elected director on March 15, 2006.

                             AMCAP Fund -- Page 12

As of April 1, 2006, the officers and directors of the fund and their families, as a group, owned beneficially or of record less than 1% of the outstanding shares of the fund.

FUND ORGANIZATION AND THE BOARD OF DIRECTORS -- The fund, an open-end, diversified management investment company, was organized as a Delaware corporation in 1966 and reorganized as a Maryland corporation on May 10, 1990.
Although the board of directors has delegated day-to-day oversight to the investment adviser, all fund operations are supervised by the fund's board, which meets periodically and performs duties required by applicable state and federal laws.

Under Maryland law, the business affairs of a fund are managed under the direction of the board of directors, and all powers of the fund are exercised by or under the authority of the board except as reserved to the shareholders by law or the fund's charter or by-laws. Maryland law requires each director to perform his/her duties as a director, including his/her duties as a member of any board committee on which he/she serves, in good faith, in a manner he/she reasonably believes to be in the best interest of the fund, and with the care that an ordinarily prudent person in a like position would use under similar circumstances.

Members of the board who are not employed by the investment adviser or its affiliates are paid certain fees for services rendered to the fund as described above. They may elect to defer all or a portion of these fees through a deferred compensation plan in effect for the fund.

The fund has several different classes of shares, including Class A, B, C, F,
529-A, 529-B, 529-C, 529-E, 529-F, R-1, R-2, R-3, R-4 and R-5 shares. Shares of each class represent an interest in the same investment portfolio. Each class has pro rata rights as to voting, redemption, dividends and liquidation, except that each class bears different distribution expenses and may bear different transfer agent fees and other expenses properly attributable to the particular class as approved by the board of directors and set forth in the fund's rule
18f-3 Plan. Each class' shareholders have exclusive voting rights with respect to the respective class' rule 12b-1 plans adopted in connection with the distribution of shares and on other matters in which the interests of one class are different from interests in another class. Shares of all classes of the fund vote together on matters that affect all classes in substantially the same manner. Each class votes as a class on matters that affect that class alone.
Note that CollegeAmerica/(R)/ account owners invested in Class 529 shares are not shareholders of the fund and, accordingly, do not have the rights of a shareholder, such as the right to vote proxies relating to fund shares. As the legal owner of the fund's Class 529 shares, the Virginia College Savings
Plan/SM/ will vote any proxies relating to such fund shares.

The fund does not hold annual meetings of shareholders. However, significant matters that require shareholder approval, such as certain elections of board members or a change in a fundamental investment policy, will be presented to shareholders at a meeting called for such purpose. Shareholders have one vote per share owned. At the request of the holders of at least 10% of the shares, the fund will hold a meeting at which any member of the board could be removed by a majority vote.

The fund's Articles of Incorporation and by-laws as well as separate indemnification agreements that the fund has entered into with non-interested directors provide in effect that, subject to certain conditions, the fund will indemnify its officers and directors against liabilities or expenses actually and reasonably incurred by them relating to their service to the fund. However, directors

                             AMCAP Fund -- Page 13

are not protected from liability by reason of their willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office.

COMMITTEES OF THE BOARD OF DIRECTORS -- The fund has an audit committee comprised of H. Frederick Christie, Martin Fenton, Bailey Morris-Eck, Kirk P.
Pendleton and Olin C. Robison, none of whom is an "interested person" of the fund within the meaning of the 1940 Act. The committee provides oversight regarding the fund's accounting and financial reporting policies and practices, its internal controls and the internal controls of the fund's principal service providers. The committee acts as a liaison between the fund's independent registered public accounting firm and the full board of directors. Six audit committee meetings were held during the 2006 fiscal year.

The fund has a contracts committee comprised of H. Frederick Christie, Mary Anne
Dolan, Martin Fenton, Mary Myers Kauppila, William H. Kling, Bailey Morris-Eck,
Kirk P. Pendleton, Olin C. Robison and Steven B. Sample, none of whom is an
"interested person" of the fund within the meaning of the 1940 Act. The committee's principal function is to request, review and consider the information deemed necessary to evaluate the terms of certain agreements between the fund and its investment adviser or the investment adviser's affiliates, such as the Investment Advisory and Service Agreement, Principal Underwriting
Agreement, Administrative Services Agreement and Plans of Distribution adopted pursuant to rule 12b-1 under the 1940 Act, that the fund may enter into, renew or continue, and to make its recommendations to the full board of directors on these matters. One contracts committee meeting was held during the 2006 fiscal year.

The fund has a nominating committee comprised of Mary Anne Dolan, Mary Myers
Kauppila and Steven B. Sample, none of whom is an "interested person" of the fund within the meaning of the 1940 Act. The committee periodically reviews such issues as the board's composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full board of directors. The committee also evaluates, selects and nominates non-interested director candidates to the full board of directors. While the committee normally is able to identify from its own and other resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the nominating committee of the fund, addressed to the fund's secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the committee. Four nominating committee meetings were held during the 2006 fiscal year.

PROXY VOTING PROCEDURES AND GUIDELINES -- The fund and its investment adviser have adopted Proxy Voting Guidelines (the "Guidelines") with respect to voting proxies of securities held by the fund, other American Funds, Endowments and
American Funds Insurance Series. Certain American Funds have established separate proxy committees that vote proxies or delegate to a voting officer the authority to vote on behalf of those funds. Proxies for all other funds are voted by a committee of the investment adviser under authority delegated by those funds' boards. Therefore, if more than one fund invests in the same company, they may vote differently on the same proposal.

All U.S. proxies are voted. Non-U.S. proxies also are voted, provided there is sufficient time and information available. After a proxy is received, the investment adviser prepares a summary of the proposals in the proxy. A discussion of any potential conflicts of interest is also included in the

                             AMCAP Fund -- Page 14

summary. After reviewing the summary, one or more research analysts familiar with the company and industry make a voting recommendation on the proxy proposals. A second recommendation is made by a proxy coordinator (a senior investment professional) based on the individual's knowledge of the Guidelines and familiarity with proxy-related issues. The proxy summary and voting recommendations are then sent to the appropriate proxy voting committee for the final voting decision.

The analyst and proxy coordinator making voting recommendations are responsible for noting any potential material conflicts of interest. One example might be where a director of one or more American Funds is also a director of a company whose proxy is being voted. In such instances, proxy committee members are alerted to the potential conflict. The proxy committee may then elect to vote the proxy or seek a third-party recommendation or vote of an ad hoc group of committee members.

The Guidelines, which have been in effect in substantially their current form for many years, provide an important framework for analysis and decision-making by all funds. However, they are not exhaustive and do not address all potential issues. The Guidelines provide a certain amount of flexibility so that all relevant facts and circumstances can be considered in connection with every vote. As a result, each proxy received is voted on a case-by-case basis considering the specific circumstances of each proposal. The voting process reflects the funds' understanding of the company's business, its management and its relationship with shareholders over time.

Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30 of each year will be available on or about September 1 of each year (a) without charge, upon request by calling American Funds Service Company at 800/421-0180, (b) on the American
Funds website at www.americanfunds.com and (c) on the SEC's website at sec.gov.

The following summary sets forth the general positions of the American Funds,
Endowments, American Funds Insurance Series and the investment adviser on various proposals. A copy of the full Guidelines is available upon request, free of charge, by calling American Funds Service Company at 800/421-0180 or visiting the American Funds website.

     DIRECTOR MATTERS -- The election of a company's slate of nominees for director is generally supported. Votes may be withheld for some or all of the nominees if this is determined to be in the best interest of shareholders. Separation of the chairman and CEO positions may also be supported. Typically, proposals to declassify the board (elect all directors annually) are supported based on the belief that this increases the directors' sense of accountability to shareholders.

     SHAREHOLDER RIGHTS -- Proposals to repeal an existing poison pill, to provide for confidential voting and to provide for cumulative voting are usually supported. Proposals to eliminate the right of shareholders to act by written consent or to take away a shareholder's right to call a special meeting are not typically supported.

     COMPENSATION AND BENEFIT PLANS -- Option plans are complicated, and many factors are considered in evaluating a plan. Each plan is evaluated based on protecting shareholder interests and a knowledge of the company and its management. Considerations include the pricing (or repricing) of options awarded under the plan and the impact of dilution on existing shareholders from past and future equity awards. Compensation

                             AMCAP Fund -- Page 15

     packages should be structured to attract, motivate and retain existing employees and qualified directors; however, they should not be excessive.

     ROUTINE MATTERS -- The ratification of auditors, procedural matters relating to the annual meeting and changes to company name are examples of items considered routine. Such items are generally voted in favor of management's recommendations unless circumstances indicate otherwise.

PRINCIPAL FUND SHAREHOLDERS -- The following table identifies those investors who own of record or are known by the fund to own beneficially 5% or more of any class of its shares as of the opening of business on April 1, 2006. Unless otherwise indicated, the ownership percentages below represent ownership of record rather than beneficial ownership.

                 NAME AND ADDRESS                    OWNERSHIP PERCENTAGE
----------------------------------------------------------------------------

 Edward D. Jones & Co.                               Class A        15.59%
 201 Progress Parkway                                Class B         6.16
 Maryland Heights, MO 63043-3009
----------------------------------------------------------------------------
 MLPF&S                                              Class C        16.36
 4800 Deer Lake Drive East, Floor 2                  Class R-3      10.67
 Jacksonville, FL 32246-6484
----------------------------------------------------------------------------
 Citigroup Global Markets, Inc.                      Class C        10.20
 333 W. 34th Street
 New York, NY 10001-2402
----------------------------------------------------------------------------
 Dean Witter Reynolds                                Class C         5.36
 3 Harborside Plaza, 6th Floor
 Jersey City, NJ 07311-3907
----------------------------------------------------------------------------
 Charles Schwab & Co., Inc.                          Class F        14.37
 101 Montgomery Street
 San Francisco, CA 94104-4122
----------------------------------------------------------------------------
 Hartford Life Insurance Co.                         Class R-1      22.88
 P.O. Box 2999
 Hartford, CT 06104-2999
----------------------------------------------------------------------------
 Nationwide Trust Company FSB                        Class R-3       7.27
 P.O. Box 182029
 Columbus, OH 43218-2029
----------------------------------------------------------------------------
 Transamerica Life Insurance & Annuity Co.           Class R-3       7.07
 P.O. Box 30368
 Los Angeles, CA 90030-0368
----------------------------------------------------------------------------
 Ameriprise Trust Co.                                Class R-4       9.04
 50534 AXP Financial Center
 Minneapolis, MN 55474-0001
----------------------------------------------------------------------------
 Reliance Trust Co.                                  Class R-4       8.07
 3799 Las Vegas Boulevard South
 Las Vegas, NV 89109
----------------------------------------------------------------------------
 Chase Manhattan Bank, NA                            Class R-4       5.41
 P.O. Box 419784
 Kansas City, MO 64141-6784
----------------------------------------------------------------------------
 MAC & Co.                                           Class R-5      33.20
 P.O. Box 3198
 Pittsburgh, PA 15230-3198
----------------------------------------------------------------------------
 Fidelity Investments Institutional Operations co.   Class R-5      19.55
 100 Magellan Way KWIC
 Covington, KY 41015
----------------------------------------------------------------------------
 CGTC Trust                                          Class R-5       8.37
 333 S. Hope Street, Floor 49
 Los Angeles, CA 90071-1406
----------------------------------------------------------------------------

                             AMCAP Fund -- Page 16

INVESTMENT ADVISER -- Capital Research and Management Company, the investment adviser, founded in 1931, maintains research facilities in the United States and abroad (Los Angeles, San Francisco, New York, Washington, DC, London, Geneva,
Hong Kong, Singapore and Tokyo). These facilities are staffed with experienced investment professionals. The investment adviser is located at 333 South Hope
Street, Los Angeles, CA 90071 and 135 South State College Boulevard, Brea, CA
92821. It is a wholly owned subsidiary of The Capital Group Companies, Inc., a holding company for several investment management subsidiaries. The investment adviser manages equity assets for the American Funds through two divisions.
These divisions generally function separately from each other with respect to investment research activities and they make investment decisions for the funds on a separate basis.

POTENTIAL CONFLICTS OF INTEREST -- The investment adviser has adopted policies and procedures that address conflicts of interest that may arise between a portfolio counselor's management of the fund and his or her management of other funds and accounts. Potential areas of conflict could involve allocation of investment opportunities and trades among funds and accounts, use of information regarding the timing of fund trades, personal investing activities, portfolio counselor compensation and proxy voting of portfolio securities. The investment adviser has adopted policies and procedures that it believes are reasonably designed to address these conflicts. However, there is no guarantee that such policies and procedures will be effective or that the investment adviser will anticipate all potential conflicts of interest.

COMPENSATION OF INVESTMENT PROFESSIONALS -- As described in the prospectus, the investment adviser uses a system of multiple portfolio counselors in managing fund assets. In addition, Capital Research and Management Company's investment analysts may make investment decisions with respect to a portion of a fund's portfolio within their research coverage. Portfolio counselors and investment analysts may also manage assets in other mutual funds advised by Capital
Research and Management Company.

Portfolio counselors and investment analysts are paid competitive salaries by
Capital Research and Management Company. In addition, they may receive bonuses based on their individual portfolio results. Investment professionals also may participate in profit-sharing plans. The relative mix of compensation represented by bonuses, salary and profit-sharing will vary depending on the individual's portfolio results, contributions to the organization and other factors. In order to encourage a long-term focus, bonuses based on investment results are calculated by

                             AMCAP Fund -- Page 17

comparing pretax total returns to relevant benchmarks over both the most recent year and a four-year rolling average, with the greater weight placed on the four-year rolling average. For portfolio counselors, benchmarks may include measures of the marketplaces in which the relevant fund invests and measures of the results of comparable mutual funds. For investment analysts, benchmarks may include relevant market measures and appropriate industry or sector indexes reflecting their areas of expertise. Capital Research and Management Company also separately compensates analysts for the quality of their research efforts.
The benchmarks against which AMCAP Fund portfolio counselors are measured include: S&P 500 and Lipper Growth Funds Index.

PORTFOLIO COUNSELOR FUND HOLDINGS AND OTHER MANAGED ACCOUNTS -- As described below, portfolio counselors may personally own shares of the fund. In addition, portfolio counselors may manage a portion of other mutual funds or accounts advised by Capital Research and Management Company or its affiliates.

THE FOLLOWING TABLE REFLECTS INFORMATION AS OF FEBRUARY 28, 2006:

                                                NUMBER             NUMBER
                                               OF OTHER           OF OTHER           NUMBER
                                              REGISTERED           POOLED           OF OTHER
                                              INVESTMENT         INVESTMENT         ACCOUNTS
                                           COMPANIES (RICS)    VEHICLES (PIVS)        THAT
                                                 THAT               THAT            PORTFOLIO
                                              PORTFOLIO           PORTFOLIO         COUNSELOR
                          DOLLAR RANGE        COUNSELOR           COUNSELOR        MANAGES AND
                            OF FUND          MANAGES AND         MANAGES AND        ASSETS OF
      PORTFOLIO              SHARES         ASSETS OF RICS     ASSETS OF PIVS    OTHER ACCOUNTS
      COUNSELOR             OWNED/1/        IN BILLIONS/2/     IN BILLIONS/3/    IN BILLIONS/4/
--------------------------------------------------------------------------------------------------

 R. Michael Shanahan          Over           3       $235.8         None               None
                           $1,000,000
---------------------------------------------------------------------------------------------------
 Claudia P.               $500,001 --        4       $ 99.6      1      $0.01          None
 Huntington                $1,000,000
---------------------------------------------------------------------------------------------------
 Timothy D. Armour        $500,001 --        3       $147.8         None               None
                           $1,000,000
---------------------------------------------------------------------------------------------------
 C. Ross Sappenfield      $100,001 --        2       $155.3         None               None
                            $500,000
---------------------------------------------------------------------------------------------------

/1/  Ownership disclosure is made using the following ranges: None; $1 - $10,000;
     $10,001 - $50,000; $50,001 - $100,000; $100,001 - $500,000; $500,001 -
     $1,000,000; and Over $1,000,000. The amounts listed include shares owned through The Capital Group Companies, Inc. retirement plan and 401(k) plan.
/2/  Indicates fund(s) where the portfolio counselor also has significant responsibilities for the day to day management of the fund(s). Assets noted are the total net assets of the registered investment companies and are not indicative of the total assets managed by the individual, which is a substantially lower amount.
/3/  Represents funds advised or sub-advised by Capital Research and Management
     Company and sold outside the United States and/ or fixed-income assets in institutional accounts managed by investment adviser subsidiaries of Capital
     Group International, Inc., an affiliate of Capital Research and Management
     Company. Assets noted are the total net assets of the fund or account and are not indicative of the total assets managed by the individual, which is a substantially lower amount.
/4/  Reflects other professionally managed accounts held at companies affiliated with Capital Research and Management Company. Personal brokerage accounts of portfolio counselors and their families are not reflected.

                             AMCAP Fund -- Page 18

INVESTMENT ADVISORY AND SERVICE AGREEMENT -- The Investment Advisory and Service
Agreement (the "Agreement") between the fund and the investment adviser will continue in effect until March 31, 2007, unless sooner terminated, and may be renewed from year to year thereafter, provided that any such renewal has been specifically approved at least annually by (a) the board of directors, or by the vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the fund, and (b) the vote of a majority of directors who are not parties to the Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Agreement provides that the investment adviser has no liability to the fund for its acts or omissions in the performance of its obligations to the fund not involving willful misconduct, bad faith, gross negligence or reckless disregard of its obligations under the Agreement. The
Agreement also provides that either party has the right to terminate it, without penalty, upon 60 days' written notice to the other party, and that the Agreement automatically terminates in the event of its assignment (as defined in the 1940
Act).

In addition to providing investment advisory services, the investment adviser furnishes the services and pays the compensation and travel expenses of persons to perform the fund's executive, administrative, clerical and bookkeeping functions, and provides suitable office space, necessary small office equipment and utilities, general purpose accounting forms, supplies and postage used at the fund's offices. The fund pays all expenses not assumed by the investment adviser, including, but not limited to, custodian, stock transfer and dividend disbursing fees and expenses; shareholder recordkeeping and administrative expenses; costs of the designing, printing and mailing of reports, prospectuses, proxy statements and notices to its shareholders; taxes; expenses of the issuance and redemption of fund shares (including stock certificates, registration and qualification fees and expenses); expenses pursuant to the fund's plans of distribution (described below); legal and auditing expenses;
compensation, fees and expenses paid to non-interested directors; association dues; costs of stationery and forms prepared exclusively for the fund; and costs of assembling and storing shareholder account data.

The Agreement provides for monthly fees, accrued daily, based on the following annual rates and net asset levels:

                                Net asset level

          RATE                  IN EXCESS OF                  UP TO
------------------------------------------------------------------------------

         0.485%                 $ 0                        $ 1 billion
------------------------------------------------------------------------------
         0.385                    1 billion                  2 billion
------------------------------------------------------------------------------
         0.355                    2 billion                  3 billion
------------------------------------------------------------------------------
         0.335                    3 billion                  5 billion
------------------------------------------------------------------------------
         0.32                     5 billion                  8 billion
------------------------------------------------------------------------------
         0.31                     8 billion                 13 billion
------------------------------------------------------------------------------
         0.30                    13 billion                 21 billion
------------------------------------------------------------------------------
         0.295                   21 billion                 27 billion
------------------------------------------------------------------------------
         0.29                    27 billion
------------------------------------------------------------------------------

                             AMCAP Fund -- Page 19

The Agreement provides for a management fee reduction to the extent that the annual ordinary operating expenses of the fund's Class A shares exceed 1% of the fund's average net assets.

Expenses which are not subject to these limitations are interest, taxes and extraordinary expenses. Expenditures, including costs incurred in connection with the purchase or sale of portfolio securities, which are capitalized in accordance with generally accepted accounting principles applicable to investment companies, are accounted for as capital items and not as expenses. To the extent the fund's management fee must be waived due to Class A share expense ratios exceeding the expense limitations described above, management fees will be reduced similarly for all classes of shares of the fund, or other Class A fees will be waived in lieu of management fees.

For the fiscal years ended February 28, 2006 and 2005, the investment adviser was entitled to receive from the fund management fees of $67,456,000 and
$53,852,000, respectively. After giving effect to the management fee waivers described below, the fund paid the investment adviser management fees of
$60,970,000 (a reduction of $6,486,000) and $52,433,000 (a reduction of
$1,419,000) for the fiscal years ended February 28, 2006 and 2005, respectively.
For the fiscal year ended February 28, 2004, the fund paid the investment adviser management fees of $37,447,000.

For the period from September 1, 2004 through March 31, 2005, the investment adviser agreed to waive 5% of the management fees that it was otherwise entitled to receive under the Agreement. Beginning April 1, 2005, this waiver increased to 10% of the management fees that the investment adviser is otherwise entitled to receive and is expected to continue at this level until further review. As a result of this waiver, management fees will be reduced similarly for all classes of shares of the fund.

ADMINISTRATIVE SERVICES AGREEMENT -- The Administrative Services Agreement (the
"Administrative Agreement") between the fund and the investment adviser relating to the fund's Class C, F, R and 529 shares will continue in effect until March
31, 2007, unless sooner terminated, and may be renewed from year to year thereafter, provided that any such renewal has been specifically approved at least annually by the vote of a majority of directors who are not parties to the
Administrative Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The fund may terminate the Administrative Agreement at any time by vote of a majority of non-interested directors. The investment adviser has the right to terminate the Administrative Agreement upon 60 days' written notice to the fund. The Administrative Agreement automatically terminates in the event of its assignment (as defined in the 1940 Act).

Under the Administrative Agreement, the investment adviser provides certain transfer agent and administrative services for shareholders of the fund's Class
C and F shares, and all Class R and 529 shares. The investment adviser contracts with third parties, including American Funds Service Company, the fund's
Transfer Agent, to provide these services. Services include, but are not limited to, shareholder account maintenance, transaction processing, tax information reporting and shareholder and fund communications. In addition, the investment adviser monitors, coordinates and oversees the activities performed by third parties providing such services. For Class R-1 and R-2 shares, the investment adviser has agreed to pay a portion of the fees payable under the Administrative
Agreement that would otherwise have been paid by the fund. For the year ended
February 28, 2006, the total fees paid by the investment adviser were $469,000.

                             AMCAP Fund -- Page 20

As compensation for its services, the investment adviser receives transfer agent fees for transfer agent services provided to the fund's Class C, F, R and 529 shares. Transfer agent fees are paid monthly according to a fee schedule contained in a Shareholder Services Agreement between the fund and American
Funds Service Company. The investment adviser also receives an administrative services fee at the annual rate of up to 0.15% of the average daily net assets for each applicable share class (excluding Class R-5 shares) for administrative services provided to these share classes. Administrative services fees are paid monthly and accrued daily. The investment adviser uses a portion of this fee to compensate third parties for administrative services provided to the fund. Of the remainder, the investment adviser will not retain more than 0.05% of the average daily net assets for each applicable share class. For Class R-5 shares, the administrative services fee is calculated at the annual rate of up to 0.10%
of the average daily net assets. This fee is subject to the same uses and limitations described above.

During the 2006 fiscal year, administrative services fees, gross of any payments made by the investment adviser, were:

                                             ADMINISTRATIVE SERVICES FEE
------------------------------------------------------------------------------

               CLASS C                               $2,526,000
------------------------------------------------------------------------------
               CLASS F                                2,166,000
------------------------------------------------------------------------------
             CLASS 529-A                                348,000
------------------------------------------------------------------------------
             CLASS 529-B                                102,000
------------------------------------------------------------------------------
             CLASS 529-C                                138,000
------------------------------------------------------------------------------
             CLASS 529-E                                 21,000
------------------------------------------------------------------------------
             CLASS 529-F                                  9,000
------------------------------------------------------------------------------
              CLASS R-1                                  55,000
------------------------------------------------------------------------------
              CLASS R-2                               1,713,000
------------------------------------------------------------------------------
              CLASS R-3                               1,154,000
------------------------------------------------------------------------------
              CLASS R-4                                 429,000
------------------------------------------------------------------------------
              CLASS R-5                                 316,000
------------------------------------------------------------------------------

PRINCIPAL UNDERWRITER AND PLANS OF DISTRIBUTION -- American Funds Distributors,
Inc. (the "Principal Underwriter") is the principal underwriter of the fund's shares. The Principal Underwriter is located at 333 South Hope Street, Los
Angeles, CA 90071; 135 South State College Boulevard, Brea, CA 92821; 3500
Wiseman Boulevard, San Antonio, TX 78251; 8332 Woodfield Crossing Boulevard,
Indianapolis, IN 46240; and 5300 Robin Hood Road, Norfolk, VA 23513.

The Principal Underwriter receives revenues from sales of the fund's shares. For
Class A and 529-A shares, the Principal Underwriter receives commission revenue consisting of that portion of the Class A and 529-A sales charge remaining after the allowances by the Principal Underwriter to investment dealers. For Class B and 529-B shares, the Principal Underwriter sells the rights to the 12b-1 fees paid by the fund for distribution expenses to a third party and receives the revenue remaining after compensating investment dealers for sales of Class B and
529-B

                             AMCAP Fund -- Page 21

shares. The fund also pays the Principal Underwriter for advancing the immediate service fees paid to qualified dealers of Class B and 529-B shares. For Class C and 529-C shares, the Principal Underwriter receives any contingent deferred sales charges that apply during the first year after purchase. The fund pays the
Principal Underwriter for advancing the immediate service fees and commissions paid to qualified dealers of Class C and 529-C shares. For Class 529-E shares, the fund pays the Principal Underwriter for advancing the immediate service fees and commissions paid to qualified dealers. For Class F and 529-F shares, the fund pays the Principal Underwriter for advancing the immediate service fees paid to qualified dealers and advisers who sell Class F and 529-F shares. For
Class R-1, R-2, R-3 and R-4 shares, the fund pays the Principal Underwriter for advancing the immediate service fees paid to qualified dealers and advisers who sell Class R-1, R-2, R-3 and R-4 shares.

Commissions, revenue or service fees retained by the Principal Underwriter after allowances or compensation to dealers were:

                                                                 COMMISSIONS,        ALLOWANCE OR
                                                                    REVENUE          COMPENSATION
                                           FISCAL YEAR/PERIOD  OR FEES RETAINED       TO DEALERS
-----------------------------------------------------------------------------------------------------

                 CLASS A                          2006            $11,370,000         $50,629,000
                                                  2005             12,496,000          56,126,000
                                                  2004              8,601,000          39,346,000
-----------------------------------------------------------------------------------------------------
                 CLASS B                          2006                817,000           5,500,000
                                                  2005              1,418,000          10,267,000
                                                  2004              1,406,000          11,840,000
-----------------------------------------------------------------------------------------------------
                 CLASS C                          2006                627,000           3,917,000
                                                  2005                360,000           4,802,000
                                                  2004                     --           4,536,000
-----------------------------------------------------------------------------------------------------
               CLASS 529-A                        2006                590,000           2,801,000
                                                  2005                573,000           2,717,000
                                                  2004                413,000           1,988,000
-----------------------------------------------------------------------------------------------------
               CLASS 529-B                        2006                 73,000             444,000
                                                  2005                125,000             704,000
                                                  2004                119,000             729,000
-----------------------------------------------------------------------------------------------------
               CLASS 529-C                        2006                  7,000             303,000
                                                  2005                  5,000             290,000
                                                  2004                     --             239,000
-----------------------------------------------------------------------------------------------------

                             AMCAP Fund -- Page 22

The fund has adopted plans of distribution (the "Plans") pursuant to rule 12b-1 under the 1940 Act. The Principal Underwriter receives amounts payable pursuant to the Plans (see below). As required by rule 12b-1 and the 1940 Act, the Plans
(together with the Principal Underwriting Agreement) have been approved by the full board of directors and separately by a majority of the non-interested directors of the fund and who have no direct or indirect financial interest in the operation of the Plans or the Principal Underwriting Agreement. Potential
benefits of the Plans to the fund include quality shareholder services; savings to the fund in transfer agency costs; and benefits to the investment process from growth or stability of assets. The selection and nomination of non-interested directors are committed to the discretion of the non-interested directors during the existence of the Plans. The Plans may not be amended to increase materially the amount spent for distribution without shareholder approval. Plan expenses are reviewed quarterly and the Plans must be renewed annually by the board of directors.

Under the Plans, the fund may annually expend the following amounts to finance any activity primarily intended to result in the sale of fund shares, provided the fund's board of directors has approved the category of expenses for which payment is being made: (a) for Class A shares, up to 0.25% of the average daily net assets attributable to Class A shares; (b) for Class 529-A shares, up to
0.50% of the average daily net assets attributable to Class 529-A shares; (c)
for Class B and 529-B shares, up to 1.00% of the average daily net assets attributable to Class B and 529-B shares, respectively; (d) for Class C and
529-C shares, up to 1.00% of the average daily net assets attributable to Class
C and 529-C shares, respectively; (e) for Class 529-E shares, up to 0.75% of the average daily net assets attributable to Class 529-E shares; (f) for Class F and
529-F shares, up to 0.50% of the average daily net assets attributable to Class
F and 529-F shares, respectively; (g) for Class R-1 shares, up to 1.00% of the average daily net assets attributable to Class R-1 shares; (h) for Class R-2 shares, up to 1.00% of the average daily net assets attributable to Class R-2 shares; (i) for Class R-3 shares, up to 0.75% of the average daily net assets attributable to Class R-3 shares; and (j) for Class R-4 shares, up to 0.50% of the average daily net assets attributable to Class R-4 shares. The fund has not adopted a Plan for Class R-5 shares; accordingly, no 12b-1 fees are paid from
Class R-5 share assets.

For Class A and 529-A shares: (a) up to 0.25% is reimbursed to the Principal
Underwriter for paying service-related expenses, including paying service fees to qualified dealers, and (b) up to the amount allowable under the fund's Class
A and 529-A 12b-1 limit is reimbursed to the Principal Underwriter for paying distribution-related expenses, including for Class A and 529-A shares dealer commissions and wholesaler compensation paid on sales of shares of $1 million or more purchased without a sales charge (including purchases by employer-sponsored defined contribution-type retirement plans investing $1 million or more or with
100 or more eligible employees, and retirement plans, endowments and foundations with $50 million or more in assets -- "no load purchases"). Commissions on no load purchases of Class A and 529-A

                             AMCAP Fund -- Page 23

shares in excess of the Class A and 529-A plan limitations not reimbursed to the
Principal Underwriter during the most recent fiscal quarter are recoverable for five quarters, provided that such commissions do not exceed the annual expense limit. After five quarters, these commissions are not recoverable.

For Class B and 529-B shares: (a) up to 0.25% is paid to the Principal
Underwriter for paying service-related expenses, including paying service fees to qualified dealers, and (b) 0.75% is paid to the Principal Underwriter for distribution-related expenses, including the financing of commissions paid to qualified dealers.

For Class C and 529-C shares: (a) up to 0.25% is paid to the Principal
Underwriter for paying service-related expenses, including paying service fees to qualified dealers, and (b) up to 0.75% is paid to the Principal Underwriter for paying distribution-related expenses, including commissions paid to qualified dealers.

For Class 529-E shares: currently (a) up to 0.25% is paid to the Principal
Underwriter for paying service-related expenses, including paying service fees to qualified dealers, and (b) up to 0.25% is paid to the Principal Underwriter for paying distribution-related expenses, including commissions paid to qualified dealers.

For Class F and 529-F shares: currently up to 0.25% is paid to the Principal
Underwriter for paying service-related expenses, including paying service fees to qualified dealers or advisers.

For Class R-1 shares: (a) up to 0.25% is paid to the Principal Underwriter for paying service-related expenses, including paying service fees to qualified dealers, and (b) up to 0.75% is paid to the Principal Underwriter for distribution-related expenses, including commissions paid to qualified dealers.

For Class R-2 shares: currently (a) up to 0.25% is paid to the Principal
Underwriter for paying service-related expenses, including paying service fees to qualified dealers, and (b) up to 0.50% is paid to the Principal Underwriter for paying distribution-related expenses, including commissions paid to qualified dealers.

For Class R-3 shares: currently (a) up to 0.25% is paid to the Principal
Underwriter for paying service-related expenses, including paying service fees to qualified dealers, and (b) up to 0.25% is paid to the Principal Underwriter for paying distribution-related expenses, including commissions paid to qualified dealers.

For Class R-4 shares: currently up to 0.25% is paid to the Principal Underwriter for paying service-related expenses, including paying service fees to qualified dealers or advisers.

                             AMCAP Fund -- Page 24

As of the end of the 2006 fiscal year, total 12b-1 expenses, and the portion of the expenses that remained unpaid, were:

                                                                        12B-1 UNPAID LIABILITY
                                                 12B-1 EXPENSES              OUTSTANDING
------------------------------------------------------------------------------------------------

                 CLASS A                          $32,753,000                 $6,310,000
------------------------------------------------------------------------------------------------
                 CLASS B                           10,554,000                  1,245,000
------------------------------------------------------------------------------------------------
                 CLASS C                           14,196,000                  2,858,000
------------------------------------------------------------------------------------------------
                 CLASS F                            4,581,000                  1,135,000
------------------------------------------------------------------------------------------------
               CLASS 529-A                            472,000                    113,000
------------------------------------------------------------------------------------------------
               CLASS 529-B                            640,000                     79,000
------------------------------------------------------------------------------------------------
               CLASS 529-C                            918,000                    207,000
------------------------------------------------------------------------------------------------
               CLASS 529-E                             83,000                     22,000
------------------------------------------------------------------------------------------------
               CLASS 529-F                              3,000                          0
------------------------------------------------------------------------------------------------
                CLASS R-1                             268,000                     80,000
------------------------------------------------------------------------------------------------
                CLASS R-2                           2,249,000                    608,000
------------------------------------------------------------------------------------------------
                CLASS R-3                           2,688,000                    676,000
------------------------------------------------------------------------------------------------
                CLASS R-4                             689,000                    184,000
------------------------------------------------------------------------------------------------

OTHER COMPENSATION TO DEALERS -- As of January 2006, the top dealers that
American Funds Distributors anticipates will receive additional compensation (as described in the prospectus) include:

     A. G. Edwards & Sons, Inc.
     AIG Advisors Group
     American General Securities Inc.
     Ameritas Investment Corp.
     AXA Advisors, LLC
     Cadaret, Grant & Co., Inc.
     Cambridge Investment Research, Inc.
     Capital Analysts, Inc.
     Commonwealth Financial Network
     Cuna Brokerage Services, Inc.
     Deutsche Bank Securities Inc.
     Edward Jones
     Ferris, Baker Watts, Inc.
     Genworth Financial Securities Corp.
     Hefren-Tillotson, Inc.
     Hornor, Townsend & Kent, Inc.
     ING Advisors Network Inc.
     InterSecurities, Inc./Transamerica Financial Advisors, Inc.
     Investacorp, Inc.

                             AMCAP Fund -- Page 25

     Janney Montgomery Scott LLC
     Jefferson Pilot Securities Corporation
     JJB Hilliard, WL Lyons, Inc./PNC Bank
     Legg Mason Wood Walker, Inc.
     Lincoln Financial Advisors Corporation
     McDonald Investments Inc./Society National Bank
     Merrill Lynch, Pierce, Fenner & Smith Inc.
     Metlife Enterprises
     MML Investors Services, Inc.
     Morgan Keegan & Company, Inc.
     Morgan Stanley DW
     NatCity Investment, Inc.
     National Planning Holdings Inc.
     NFP Securities, Inc.
     Northwestern Mutual Investment Services, LLC.
     Pacific Select Distributors Inc.
     Park Avenue Securities LLC
     Piper Jaffray & Co.
     Princor Financial Services
     ProEquities, Inc.
     Raymond James Financial Services/Raymond James & Associates
     RBC Dain Rauscher Inc.
     Robert W. Baird & Co. Inc.
     Securian Financial Services/C.R.I. Securities Inc.
     Securities Service Network Inc.
     Signator Investors, Inc.
     Smith Barney
     Stifel, Nicolaus & Company, Inc.
     The O.N. Equity Sales Company
     UBS Financial Services Inc.
     US Bancorp Investments, Inc.
     Wachovia Securities

                      EXECUTION OF PORTFOLIO TRANSACTIONS

As described in the prospectus, the investment adviser places orders with broker-dealers for the fund's portfolio transactions. Portfolio transactions for the fund may be executed as part of concurrent authorizations to purchase or sell the same security for other funds served by the investment adviser, or for trusts or other accounts served by affiliated companies of the investment adviser. When such concurrent authorizations occur, the objective is to allocate the executions in an equitable manner.

Brokerage commissions paid on portfolio transactions, including investment dealer concessions on underwritings, if applicable, for the fiscal years ended
February 28 or 29, 2006, 2005 and 2004 amounted to $7,175,000, $6,710,000 and
$7,780,000, respectively. With respect to fixed-income securities, brokerage commissions include explicit investment dealer concessions and may exclude other transaction costs which may be reflected in the spread between the bid and asked price. The volume of trading activity increased during the year, resulting in an increase in brokerage commissions/concessions paid on portfolio transactions.

                             AMCAP Fund -- Page 26

The fund is required to disclose information regarding investments in the securities of its "regular" broker-dealers (or parent companies of its regular broker-dealers) that derive more than 15% of their revenue from broker-dealer, underwriter or investment adviser activities. A regular broker-dealer is (a) one of the 10 broker-dealers that received from the fund the largest amount of brokerage commissions by participating, directly or indirectly, in the fund's portfolio transactions during the fund's most recent fiscal year; (b) one of the
10 broker-dealers that engaged as principal in the largest dollar amount of portfolio transactions of the fund during the fund's most recent fiscal year; or
(c) one of the 10 broker-dealers that sold the largest amount of securities of the fund during the fund's most recent fiscal year.

At the end of the fund's most recent fiscal year, the fund's regular broker-dealers included Banc of America Securities, LLC and J.P. Morgan
Securities Inc. As of the fund's most recent fiscal year-end, the fund held equity securities of Bank of America Corp. in the amount of $36,680,000 and debt securities of Bank of America Corp. in the amount of $223,999,000 and J.P.
Morgan Chase & Co. in the amount of $80,618,000 .

                        DISCLOSURE OF PORTFOLIO HOLDINGS

The fund's investment adviser, on behalf of the fund, has adopted policies and procedures with respect to the disclosure of information about fund portfolio securities. These policies and procedures have been reviewed by the fund's board of directors and compliance will be periodically assessed by the board in connection with reporting from the fund's Chief Compliance Officer.

Under these policies and procedures, the fund's complete list of portfolio holdings available for public disclosure, dated as of the end of each calendar quarter, is permitted to be posted on the American Funds website no earlier than the tenth day after such calendar quarter. In practice, the public portfolio typically is posted on the website approximately 45 days after the end of the calendar quarter. In addition, the fund's list of top 10 equity portfolio holdings measured by percentage of net assets invested, dated as of the end of each calendar month, is permitted to be posted on the American Funds website no earlier than the tenth day after such month. Such portfolio holdings information may then be disclosed to any person pursuant to an ongoing arrangement to disclose portfolio holdings information to such person no earlier than one day after the day on which the information is posted on the American Funds website.
Affiliates of the fund (including the fund's board members and officers, and certain personnel of the fund's investment adviser and its affiliates) and certain service providers (such as the fund's custodian and outside counsel) who require portfolio holdings information for legitimate business and fund oversight purposes may receive the information earlier.

Affiliated persons of the fund as described above who receive portfolio holdings information are subject to restrictions and limitations on the use and handling of such information pursuant to applicable codes of ethics, including requirements to maintain the confidentiality of such information, preclear securities trades and report securities transactions activity, as applicable.
Third party service providers of the fund receiving such information are subject to confidentiality obligations. When portfolio holdings information is disclosed other than through the American Funds website to persons not affiliated with the fund (which, as described above, would typically occur no earlier than one day after the day on which the information is posted on the American Funds website), such persons may be bound by agreements (including confidentiality agreements)
that restrict and limit their use of the information to legitimate business uses only.

                             AMCAP Fund -- Page 27

Neither the fund nor its investment adviser or any affiliate thereof receives compensation or other consideration in connection with the disclosure of information about portfolio securities.

Subject to board policies, the authority to disclose a fund's portfolio holdings, and to establish policies with respect to such disclosure, resides with the appropriate investment-related committees of the fund's investment adviser. In exercising their authority, the committees determine whether disclosure of information about the fund's portfolio securities is appropriate and in the best interest of fund shareholders. The investment adviser has implemented policies and procedures to address conflicts of interest that may arise from the disclosure of fund holdings. For example, the investment adviser's code of ethics specifically requires, among other things, the safeguarding of information about fund holdings and contains prohibitions designed to prevent the personal use of confidential, proprietary investment information in a way that would conflict with fund transactions. In addition, the investment adviser believes that its current policy of not selling portfolio holdings information and not disclosing such information to unaffiliated third parties until such holdings have been made public on the American Funds website (other than to certain fund service providers for legitimate business and fund oversight purposes) helps reduce potential conflicts of interest between fund shareholders and the investment adviser and its affiliates.

                                PRICE OF SHARES

Shares are purchased at the offering price or sold at the net asset value price next determined after the purchase or sell order is received and accepted by the fund or the Transfer Agent; the offering or net asset value price is effective for orders received prior to the time of determination of the net asset value and, in the case of orders placed with dealers or their authorized designees, accepted by the Principal Underwriter, the Transfer Agent, a dealer or any of their designees. In the case of orders sent directly to the fund or the Transfer
Agent, an investment dealer MUST be indicated. The dealer is responsible for promptly transmitting purchase and sell orders to the Principal Underwriter.

Orders received by the investment dealer or authorized designee, the Transfer
Agent or the fund after the time of the determination of the net asset value will be entered at the next calculated offering price. Note that investment dealers or other intermediaries may have their own rules about share transactions and may have earlier cut-off times than those of the fund. For more information about how to purchase through your intermediary, contact your intermediary directly.

Prices that appear in the newspaper do not always indicate prices at which you will be purchasing and redeeming shares of the fund, since such prices generally reflect the previous day's closing price, while purchases and redemptions are made at the next calculated price. The price you pay for shares, the offering price, is based on the net asset value per share, which is calculated once daily as of approximately 4:00 p.m. New York time, which is the normal close of trading on the New York Stock Exchange, each day the Exchange is open. If, for example, the Exchange closes at 1:00 p.m., the fund's share price would still be determined as of 4:00 p.m. New York time. The New York Stock Exchange is currently closed on weekends and on the following holidays: New Year's Day;
Martin Luther King, Jr. Day; Presidents' Day; Good Friday; Memorial Day;
Independence Day; Labor Day; Thanksgiving; and Christmas Day. Each share class of the fund has a separately calculated net asset value (and share price).

                             AMCAP Fund -- Page 28

All portfolio securities of funds managed by Capital Research and Management
Company (other than money market funds) are valued, and the net asset values per share for each share class are determined, as follows:

1.    Equity securities, including depositary receipts, are valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market in which the security trades. Fixed-income securities are valued at prices obtained from an independent pricing service, when such prices are available; however, in circumstances where the investment adviser deems it appropriate to do so, such securities will be valued at the mean quoted bid and asked prices (or bid prices, if asked prices are not available) or at prices for securities of comparable maturity, quality and type. The pricing services base bond prices on, among other things, an evaluation of the yield curve as of approximately 3:00 p.m. New York time. The fund's investment adviser performs certain checks on these prices prior to the fund's net asset value being calculated.

Securities with both fixed-income and equity characteristics (e.g., convertible bonds, preferred stocks, units comprised of more than one type of security, etc.), or equity securities traded principally among fixed-income dealers, are valued in the manner described above for either equity or fixed-income securities, depending on which method is deemed most appropriate by the investment adviser.

Securities with original maturities of one year or less having 60 days or less to maturity are amortized to maturity based on their cost if acquired within 60 days of maturity, or if already held on the 60th day, based on the value determined on the 61st day. Forward currency contracts are valued at the mean of representative quoted bid and asked prices.

Assets or liabilities initially expressed in terms of non-U.S. currencies are translated prior to the next determination of the net asset value of the fund's shares into U.S. dollars at the prevailing market rates.

Securities and assets for which market quotations are not readily available or are considered unreliable are valued at fair value as determined in good faith under policies approved by the fund's board. Subject to board oversight, the fund's board has delegated the obligation to make fair valuation determinations to a valuation committee established by the fund's investment adviser. The board receives regular reports describing fair-valued securities and the valuation methods used.

The valuation committee has adopted guidelines and procedures (consistent with
SEC rules and guidance) to ensure that certain basic principles and factors are considered when making all fair value determinations. As a general principle, securities lacking readily available market quotations, or that have quotations that are considered unreliable, are valued in good faith by the valuation committee based upon what the fund might reasonably expect to receive upon their current sale. The valuation committee considers all indications of value available to it in determining the fair value to be assigned to a particular security, including, without limitation, the type and cost of the security, contractual or legal restrictions on resale of the security, relevant financial or business developments of the issuer, actively traded similar or related securities, conversion or exchange rights on the security, related corporate actions, significant events occurring after the close of trading in the security and changes in overall market conditions.

                             AMCAP Fund -- Page 29

2.   Each class of shares represents interests in the same portfolio of investments and is identical in all respects to each other class, except for differences relating to distribution, service and other charges and expenses, certain voting rights, differences relating to eligible investors, the designation of each class of shares, conversion features and exchange privileges. Expenses attributable to the fund, but not to a particular class of shares, are borne by each class pro rata based on relative aggregate net assets of the classes. Expenses directly attributable to a class of shares are borne by that class of shares. Liabilities, including accruals of taxes and other expense items attributable to particular share classes, are deducted from total assets attributable to such share classes.

3.   Net assets so obtained for each share class are then divided by the total number of shares outstanding of that share class, and the result, rounded to the nearer cent, is the net asset value per share for that share class.

                            TAXES AND DISTRIBUTIONS

FUND TAXATION -- The fund has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code (the "Code"). A
regulated investment company qualifying under Subchapter M of the Code is required to distribute to its shareholders at least 90% of its investment company taxable income (including the excess of net short-term capital gain over net long-term capital losses) and generally is not subject to federal income tax to the extent that it distributes annually 100% of its investment company taxable income and net realized capital gains in the manner required under the
Code. The fund intends to distribute annually all of its investment company taxable income and net realized capital gains and therefore does not expect to pay federal income tax, although in certain circumstances, the fund may determine that it is in the interest of shareholders to distribute less than that amount.

To be treated as a regulated investment company under Subchapter M of the Code, the fund must also (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, net income from certain publicly traded partnerships and gains from the sale or other disposition of securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to the business of investing in such securities or currencies, and (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of the fund's assets is represented by cash, U.S. government securities and securities of other regulated investment companies, and other securities (for purposes of this calculation, generally limited in respect of any one issuer, to an amount not greater than 5% of the market value of the fund's assets and 10% of the outstanding voting securities of such issuer) and
(ii) not more than 25% of the value of its assets is invested in the securities of (other than U.S. government securities or the securities of other regulated investment companies) any one issuer; two or more issuers which the fund controls and which are determined to be engaged in the same or similar trades or businesses; or the securities of certain publicly traded partnerships.

Under the Code, a nondeductible excise tax of 4% is imposed on the excess of a regulated investment company's "required distribution" for the calendar year ending within the regulated investment company's taxable year over the
"distributed amount" for such calendar year. The term "required distribution"
means the sum of (a) 98% of ordinary income (generally net investment income)
for the calendar year, (b) 98% of capital gain (both long-term and short-term)
for the one-year period ending on October 31 (as though the one-year period ending on October 31 were the regulated investment company's taxable year) and
(c) the sum of any untaxed,

                             AMCAP Fund -- Page 30

undistributed net investment income and net capital gains of the regulated investment company for prior periods. The term "distributed amount" generally means the sum of (a) amounts actually distributed by the fund from its current year's ordinary income and capital gain net income and (b) any amount on which the fund pays income tax during the periods described above. Although the fund intends to distribute its net investment income and net capital gains so as to avoid excise tax liability, the fund may determine that it is in the interest of shareholders to distribute a lesser amount.

The following information may not apply to you if you hold fund shares in a tax-deferred account, such as a retirement plan or education savings account.
Please see your tax adviser for more information.

DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS -- Dividends and capital gain distributions on fund shares will be reinvested in shares of the fund of the same class, unless shareholders indicate in writing that they wish to receive them in cash or in shares of the same class of other American Funds, as provided in the prospectus. Dividends and capital gain distributions by 529 share classes will be automatically reinvested.

Distributions of investment company taxable income and net realized capital gains to individual shareholders will be taxable whether received in shares or in cash, unless such shareholders are exempt from taxation. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of that share on the reinvestment date. Dividends and capital gain distributions by the fund to a tax-deferred retirement plan account are not taxable currently.

     DIVIDENDS -- The fund intends to follow the practice of distributing substantially all of its investment company taxable income, which includes any excess of net realized short-term gains over net realized long-term capital losses. Investment company taxable income generally includes dividends, interest, net short-term capital gains in excess of net long-term capital losses, and certain foreign currency gains, if any, less expenses and certain foreign currency losses. To the extent the fund invests in stock of domestic and certain foreign corporations and meets the applicable holding period requirement, it may receive "qualified dividends". The fund will designate the amount of "qualified dividends" to its shareholders in a notice sent within 60 days of the close of its fiscal year and will report "qualified dividends" to shareholders on Form
     1099-DIV.

     Dividends from domestic corporations are expected to comprise some portion of the fund's gross income. To the extent that such dividends constitute any of the fund's gross income, a portion of the income distributions of the fund may be eligible for the deduction for dividends received by corporations. Corporate shareholders will be informed of the portion of dividends that so qualifies. The dividends-received deduction is reduced to the extent that either the fund shares, or the underlying shares of stock held by the fund, with respect to which dividends are received, are treated as debt-financed under federal income tax law, and is eliminated if the shares are deemed to have been held by the shareholder or the fund, as the case may be, for less than 46 days during the 90-day period beginning on the date that is 45 days before the date on which the shares become ex-dividend. Capital gain distributions are not eligible for the dividends-received deduction.

                             AMCAP Fund -- Page 31

     A portion of the difference between the issue price of zero coupon securities and their face value (original issue discount) is considered to be income to the fund each year, even though the fund will not receive cash interest payments from these securities. This original issue discount
     (imputed income) will comprise a part of the investment company taxable income of the fund that must be distributed to shareholders in order to maintain the qualification of the fund as a regulated investment company and to avoid federal income taxation at the level of the fund.

     In addition, some of the bonds may be purchased by the fund at a discount that exceeds the original issue discount on such bonds, if any. This additional discount represents market discount for federal income tax purposes. The gain realized on the disposition of any bond having a market discount may be treated as taxable ordinary income to the extent it does not exceed the accrued market discount on such bond or a fund may elect to include the market discount in income in tax years to which it is attributable. Generally, accrued market discount may be figured under either the ratable accrual method or constant interest method. If the fund has paid a premium over the face amount of a bond, the fund has the option of either amortizing the premium until bond maturity and reducing the fund's basis in the bond by the amortized amount, or not amortizing and treating the premium as part of the bond's basis. In the case of any debt security having a fixed maturity date of not more than one year from its date of issue, the gain realized on disposition generally will be treated as a short-term capital gain. In general, any gain realized on disposition of a security held less than one year is treated as a short-term capital gain.

     CAPITAL GAIN DISTRIBUTIONS -- The fund also intends to follow the practice of distributing the entire excess of net realized long-term capital gains over net realized short-term capital losses. Net capital gains for a fiscal year are computed by taking into account any capital loss carry forward of the fund.

     If any net long-term capital gains in excess of net short-term capital losses are retained by the fund for reinvestment, requiring federal income taxes to be paid thereon by the fund, the fund intends to elect to treat such capital gains as having been distributed to shareholders. As a result, each shareholder will report such capital gains as long-term capital gains taxable to individual shareholders at a maximum 15% capital gains rate, will be able to claim a pro rata share of federal income taxes paid by the fund on such gains as a credit against personal federal income tax liability, and will be entitled to increase the adjusted tax basis on fund shares by the difference between a pro rata share of the retained gains and such shareholder's related tax credit.

SHAREHOLDER TAXATION -- In January of each year, individual shareholders holding fund shares in taxable accounts will receive a statement of the federal income tax status of all distributions. Shareholders of the fund also may be subject to state and local taxes on distributions received from the fund.

     DIVIDENDS -- Fund dividends are taxable to shareholders as ordinary income.
     Under the 2003 Tax Act, all or a portion of a fund's dividend distribution may be a "qualified dividend." If the fund meets the applicable holding period requirement, it will distribute dividends derived from qualified corporation dividends to shareholders as qualified dividends. Interest income from bonds and money market instruments and nonqualified foreign dividends will be distributed to shareholders as nonqualified fund dividends. The

                             AMCAP Fund -- Page 32

     fund will report on Form 1099-DIV the amount of each shareholder's dividend that may be treated as a qualified dividend. If a shareholder meets the requisite holding period requirement, qualified dividends are taxable at a maximum rate of 15%.

     CAPITAL GAINS -- Distributions of the excess of net long-term capital gains over net short-term capital losses that the fund properly designates as
     "capital gain dividends" generally will be taxable as long-term capital gain. Regardless of the length of time the shares of the fund have been held by a shareholder, a capital gain distribution by the fund is subject to a maximum tax rate of 15%. Any loss realized upon the redemption of shares held at the time of redemption for six months or less from the date of their purchase will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gains during such six-month period.

Distributions by the fund result in a reduction in the net asset value of the fund's shares. Investors should consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time includes the amount of the forthcoming distribution. Those purchasing just prior to a distribution will subsequently receive a partial return of their investment capital upon payment of the distribution, which will be taxable to them.

Redemptions of shares, including exchanges for shares of other American Funds, may result in federal, state and local tax consequences (gain or loss) to the shareholder. However, conversion from one class to another class in the same fund should not be a taxable event.

If a shareholder exchanges or otherwise disposes of shares of the fund within 90 days of having acquired such shares, and if, as a result of having acquired those shares, the shareholder subsequently pays a reduced sales charge for shares of the fund, or of a different fund, the sales charge previously incurred in acquiring the fund's shares will not be taken into account (to the extent such previous sales charges do not exceed the reduction in sales charges) for the purposes of determining the amount of gain or loss on the exchange, but will be treated as having been incurred in the acquisition of such other fund(s).

Any loss realized on a redemption or exchange of shares of the fund will be disallowed to the extent substantially identical shares are reacquired within the 61-day period beginning 30 days before and ending 30 days after the shares are disposed of. Any loss disallowed under this rule will be added to the shareholder's tax basis in the new shares purchased.

The fund will be required to report to the IRS all distributions of investment company taxable income and capital gains as well as gross proceeds from the redemption or exchange of fund shares, except in the case of certain exempt shareholders. Under the backup withholding provisions of Section 3406 of the
Code, distributions of investment company taxable income and capital gains and proceeds from the redemption or exchange of a regulated investment company may be subject to backup withholding of federal income tax in the case of non-exempt
U.S. shareholders who fail to furnish the investment company with their taxpayer identification numbers and with required certifications regarding their status under the federal income tax law. Withholding may also be required if the fund is notified by the IRS or a broker that the taxpayer identification number furnished by the shareholder is incorrect or that the shareholder has previously failed to report interest or dividend income. If the withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld.

                             AMCAP Fund -- Page 33

The foregoing discussion of U.S. federal income tax law relates solely to the application of that law to U.S. persons (i.e., U.S. citizens and residents and
U.S. corporations, partnerships, trusts and estates). Each shareholder who is not a U.S. person should consider the U.S. and foreign tax consequences of ownership of shares of the fund, including the possibility that such a shareholder may be subject to a U.S. withholding tax at a rate of 30% (or a lower rate under an applicable income tax treaty) on dividend income received by the shareholder.

Shareholders should consult their tax advisers about the application of federal, state and local tax law in light of their particular situation.

UNLESS OTHERWISE NOTED, ALL REFERENCES IN THE FOLLOWING PAGES TO CLASS A, B, C
OR F SHARES ALSO REFER TO THE CORRESPONDING CLASS 529-A, 529-B, 529-C OR 529-F
SHARES. CLASS 529 SHAREHOLDERS SHOULD ALSO REFER TO THE COLLEGEAMERICA PROGRAM
DESCRIPTION FOR INFORMATION ON POLICIES AND SERVICES SPECIFICALLY RELATING TO
COLLEGEAMERICA ACCOUNTS. SHAREHOLDERS HOLDING SHARES THROUGH AN ELIGIBLE
RETIREMENT PLAN SHOULD CONTACT THEIR PLAN'S ADMINISTRATOR OR RECORDKEEPER FOR
INFORMATION REGARDING PURCHASES, SALES AND EXCHANGES.

                        PURCHASE AND EXCHANGE OF SHARES

PURCHASES BY INDIVIDUALS -- As described in the prospectus, you may generally open an account and purchase fund shares by contacting a financial adviser or investment dealer authorized to sell the fund's shares. You may make investments by any of the following means:

     CONTACTING YOUR FINANCIAL ADVISER -- Deliver or mail a check to your financial adviser.

     BY MAIL -- for initial investments, you may mail a check, made payable to the fund, directly to the address indicated on the account application.
     Please indicate an investment dealer on the account application. You may make additional investments by filling out the "Account Additions" form at the bottom of a recent account statement and mailing the form, along with a check made payable to the fund, using the envelope provided with your account statement.

     BY TELEPHONE -- using the American FundsLine. Please see the "Shareholder account services and privileges" section of this document for more information regarding this service.

     BY INTERNET -- using americanfunds.com. Please see the "Shareholder account services and privileges" section of this document for more information regarding this service.

     BY WIRE -- If you are making a wire transfer, instruct your bank to wire funds to:

           Wells Fargo Bank
           ABA Routing No. 121000248
           Account No. 4600-076178

     Your bank should include the following information when wiring funds:

           For credit to the account of:
           American Funds Service Company
           (fund's name)

                             AMCAP Fund -- Page 34

           For further credit to:
           (shareholder's fund account number)
           (shareholder's name)

     You may contact American Funds Service Company at 800/421-0180 if you have questions about making wire transfers.

The Principal Underwriter will not knowingly sell shares of the fund directly or indirectly to any person or entity, where, after the sale, such person or entity would own beneficially directly or indirectly more than 3.0% of the outstanding shares of the fund without the consent of a majority of the fund's board.

Class 529 shares may be purchased only through CollegeAmerica by investors establishing qualified higher education savings accounts. Class 529-E shares may be purchased only by investors participating in CollegeAmerica through an eligible employer plan. The R share classes are generally available only to employer-sponsored retirement plans. Class R-5 shares are also available to clients of the Personal Investment Management group of Capital Guardian Trust
Company who do not have an intermediary associated with their accounts and without regard to the $1 million purchase minimum. In addition, the American
Funds state tax-exempt funds are qualified for sale only in certain jurisdictions, and tax-exempt funds in general should not serve as retirement plan investments. The fund and the Principal Underwriter reserve the right to reject any purchase order.

PURCHASE MINIMUMS AND MAXIMUMS -- All investments are subject to the purchase minimums and maximums described in the prospectus. As noted in the prospectus, purchase minimums may be waived or reduced in certain cases. The initial purchase minimum of $25 may be waived for the following account types:

     .     Payroll deduction retirement plan accounts (such as, but not limited to, 403(b), 401(k), SIMPLE IRA, SARSEP and deferred compensation plan accounts); and

     .     Employer-sponsored CollegeAmerica accounts.

The following account types may be established without meeting the initial purchase minimum:

     .     Retirement accounts that are funded with employer contributions; and

     .     Accounts that are funded with monies set by court decree.

The following account types may be established without meeting the initial purchase minimum, but shareholders wishing to invest in two or more funds must meet the normal initial purchase minimum of each fund:

     .     Accounts that are funded with (a) transfers of assets, (b) rollovers from retirement plans, (c) rollovers from 529 college savings plans or
           (d) required minimum distribution automatic exchanges; and

     .     American Funds money market fund accounts registered in the name of clients of Capital Guardian Trust Company's Personal Investment
           Management group.

                             AMCAP Fund -- Page 35

Certain accounts held on the fund's books, known as omnibus accounts, contain multiple underlying accounts that are invested in shares of the fund. These underlying accounts are maintained by entities such as financial intermediaries and are subject to the applicable initial purchase minimums as described in the prospectus and statement of additional information.  However, in the case where the entity maintaining these accounts aggregates the accounts' purchase orders for fund shares, such accounts are not required to meet the minimum amount for subsequent purchases.

EXCHANGES -- You may only exchange shares into other American Funds within the same share class. However, exchanges from Class A shares of The Cash Management
Trust of America may be made to Class B or C shares of other American Funds for dollar cost averaging purposes. Exchange purchases are subject to the minimum investment requirements of the fund purchased and no sales charge generally applies. However, exchanges of shares from American Funds money market funds are subject to applicable sales charges on the fund being purchased, unless the money market fund shares were acquired by an exchange from a fund having a sales charge, or by reinvestment or cross-reinvestment of dividends or capital gain distributions. Exchanges of Class F shares generally may only be made through fee-based programs of investment firms that have special agreements with the fund's distributor and certain registered investment advisers.

You may exchange shares of other classes by contacting the Transfer Agent, by contacting your investment dealer or financial adviser, by using American
FundsLine or americanfunds.com, or by telephoning 800/421-0180 toll-free, or faxing (see "American Funds Service Company service areas" in the prospectus for the appropriate fax numbers) the Transfer Agent. For more information, see
"Shareholder account services and privileges" below. THESE TRANSACTIONS HAVE THE
SAME TAX CONSEQUENCES AS ORDINARY SALES AND PURCHASES.

Shares held in employer-sponsored retirement plans may be exchanged into other
American Funds by contacting your plan administrator or recordkeeper. Exchange redemptions and purchases are processed simultaneously at the share prices next determined after the exchange order is received (see "Price of shares" above).

FREQUENT TRADING OF FUND SHARES -- As noted in the prospectus, certain redemptions may trigger a purchase block lasting 30 calendar days under the fund's "purchase blocking policy." Under this policy, systematic redemptions will not trigger a purchase block and systematic purchases will not be prevented. For purposes of this policy, systematic redemptions include, for example, regular periodic automatic redemptions and statement of intention escrow share redemptions. Systematic purchases include, for example, regular periodic automatic purchases and automatic reinvestments of dividends and capital gain distributions.

OTHER POTENTIALLY ABUSIVE ACTIVITY -- In addition to implementing purchase blocks, American Funds Service Company will monitor for other types of activity that could potentially be harmful to the American Funds - for example, short-term trading activity in multiple funds. When identified, American Funds
Service Company will request that the shareholder discontinue the activity. If the activity continues, American Funds Service Company will freeze the shareholder account to prevent all activity other than redemptions of fund shares.

                             AMCAP Fund -- Page 36

MOVING BETWEEN SHARE CLASSES

     AUTOMATIC CONVERSIONS -- As described more fully in the prospectus, Class
     B, 529-B and C shares automatically convert to Class A, 529-A and F shares, respectively, after a certain period from the purchase date.

     MOVING FROM CLASS B TO CLASS A SHARES -- Under the right of reinvestment policy as described in the prospectus, if you redeem Class B shares during the contingent deferred sales charge period, you may reinvest the proceeds in Class A shares without paying a Class A sales charge if you notify
     American Funds Service Company and the reinvestment occurs within 90 days after the date of redemption. If you redeem your Class B shares after the contingent deferred sales charge period and with the redemption proceeds you purchase Class A shares, you are still responsible for paying any applicable Class A sales charges.

     MOVING FROM CLASS C TO CLASS A SHARES -- If you redeem Class C shares and with the redemption proceeds purchase Class A shares, you are still responsible for paying any Class C contingent deferred sales charges and applicable Class A sales charges.

     MOVING FROM CLASS F TO CLASS A SHARES -- You can redeem Class F shares held in a qualified fee-based program and with the redemption proceeds purchase
     Class A shares without paying an initial Class A sales charge if all of the following are met: (a) you are leaving or have left the fee-based program,
     (b) you have held the Class F shares in the program for at least one year, and (c) you notify American Funds Service Company and purchase the Class A shares within 90 days after redeeming the Class F shares.

     MOVING FROM CLASS A TO CLASS F SHARES -- If you are part of a qualified fee-based program and you wish to redeem your Class A shares and with the redemption proceeds purchase Class F shares for the program, any Class A sales charges (including contingent deferred sales charges) that you paid or are payable will not be credited back to your account.

                                 SALES CHARGES

CLASS A PURCHASES

     PURCHASES BY CERTAIN 403(B) PLANS

     Individual 403(b) plans may be treated similarly to employer-sponsored plans for Class A sales charge purposes (i.e., individual participant accounts are eligible to be aggregated together) if: (a) the American Funds are principal investment options; (b) the employer facilitates the enrollment process by, for example, allowing for onsite group enrollment meetings held during working hours; and (c) there is only one dealer firm assigned to the plans.

                             AMCAP Fund -- Page 37

     OTHER PURCHASES

     Pursuant to a determination of eligibility by a vice president or more senior officer of the Capital Research and Management Company Fund
     Administration Unit, or by his or her designee, Class A shares of the
     American Funds stock, stock/bond and bond funds may be sold at net asset value to:

     (1)  current or retired directors, trustees, officers and advisory board members of, and certain lawyers who provide services to, the funds managed by Capital Research and Management Company, current or retired employees of Washington Management Corporation, current or retired employees and partners of The Capital Group Companies, Inc. and its affiliated companies, certain family members and employees of the above persons, and trusts or plans primarily for such persons;

     (2)  currently registered representatives and assistants directly employed by such representatives, retired registered representatives with respect to accounts established while active, or full-time employees
          (collectively, "Eligible Persons") (and their (a) spouses or equivalents if recognized under local law, (b) parents and children, including parents and children in step and adoptive relationships, sons-in-law and daughters-in-law, and (c) parents-in-law, if the
          Eligible Persons or the spouses, children or parents of the Eligible
          Persons are listed in the account registration with the
          parents-in-law) of dealers who have sales agreements with the
          Principal Underwriter (or who clear transactions through such dealers), plans for the dealers, and plans that include as participants only the Eligible Persons, their spouses, parents and/or children;

     (3)  currently registered investment advisers ("RIAs") and assistants directly employed by such RIAs, retired RIAs with respect to accounts established while active, or full-time employees (collectively,
          "Eligible Persons") (and their (a) spouses or equivalents if recognized under local law, (b) parents and children, including parents and children in step and adoptive relationships, sons-in-law and daughters-in-law and (c) parents-in-law, if the Eligible Persons or the spouses, children or parents of the Eligible Persons are listed in the account registration with the parents-in-law) of RIA firms that are authorized to sell shares of the funds, plans for the RIA firms, and plans that include as participants only the Eligible Persons, their spouses, parents and/or children;

     (4)  companies exchanging securities with the fund through a merger, acquisition or exchange offer;

     (5)  insurance company separate accounts;

     (6)  accounts managed by subsidiaries of The Capital Group Companies, Inc.;

     (7)  The Capital Group Companies, Inc., its affiliated companies and
          Washington Management Corporation;

     (8)  an individual or entity with a substantial business relationship with
          The Capital Group Companies, Inc. or its affiliates, or an individual or entity related or relating to such individual or entity;

     (9)  wholesalers and full-time employees directly supporting wholesalers involved in the distribution of insurance company separate accounts whose underlying investments are managed by any affiliate of The
          Capital Group Companies, Inc.; and

                             AMCAP Fund -- Page 38

     (10) full-time employees of banks that have sales agreements with the
          Principal Underwriter, who are solely dedicated to directly supporting the sale of mutual funds.

     Shares are offered at net asset value to these persons and organizations due to anticipated economies in sales effort and expense. Once an account is established under this net asset value privilege, additional investments can be made at net asset value for the life of the account.

DEALER COMMISSIONS AND COMPENSATION -- Commissions (up to 1.00%) are paid to dealers who initiate and are responsible for certain Class A share purchases not subject to sales charges. These purchases consist of purchases of $1 million or more, purchases by employer-sponsored defined contribution-type retirement plans investing $1 million or more or with 100 or more eligible employees, and purchases made at net asset value by certain retirement plans, endowments and foundations with assets of $50 million or more. Commissions on such investments
(other than IRA rollover assets that roll over at no sales charge under the fund's IRA rollover policy as described in the prospectus) are paid to dealers at the following rates: 1.00% on amounts to $4 million, 0.50% on amounts over $4 million to $10 million and 0.25% on amounts over $10 million. Commissions are based on cumulative investments and are not annually reset.

A dealer concession of up to 1% may be paid by the fund under its Class A plan of distribution to reimburse the Principal Underwriter in connection with dealer and wholesaler compensation paid by it with respect to investments made with no initial sales charge.

                      SALES CHARGE REDUCTIONS AND WAIVERS

REDUCING YOUR CLASS A SALES CHARGE -- As described in the prospectus, there are various ways to reduce your sales charge when purchasing Class A shares.
Additional information about Class A sales charge reductions is provided below.

      STATEMENT OF INTENTION -- By establishing a statement of intention (the
     "Statement"), you enter into a nonbinding commitment to purchase shares of
     American Funds non-money market funds over a 13-month period and receive the same sales charge (expressed as a percentage of your purchases) as if all shares had been purchased at once.

     The market value of your existing holdings eligible to be aggregated (see below) as of the day immediately before the start of the Statement period may be credited toward satisfying the Statement.

     The Statement may be revised upward at any time during the Statement period, and such a revision will be treated as a new Statement, except that the Statement period during which the purchases must be made will remain unchanged. Purchases made from the date of revision will receive the reduced sales charge, if any, resulting from the revised Statement.

     The Statement will be considered completed if the shareholder dies within the Statement period. Commissions to dealers will not be adjusted or paid on the difference between the Statement amount and the amount actually invested before the shareholder's death.

     When a shareholder elects to use a Statement, shares equal to 5% of the dollar amount specified in the Statement will be held in escrow in the shareholder's account out of the initial purchase (or subsequent purchases, if necessary) by the Transfer Agent. All dividends and any capital gain distributions on shares held in escrow will be credited to the shareholder's account in shares (or paid in cash, if requested). If the intended investment is not completed within the specified Statement period, the purchaser will remit to the Principal Underwriter the difference between the sales charge actually paid and the sales charge which would have been paid if the total of such purchases had been made at a single time. The dealer assigned to an account at the time of each purchase made during the Statement period will receive an appropriate commission adjustment. If the difference is not paid by the close of the Statement period, the appropriate number of shares held in escrow will be redeemed to pay such difference. If the proceeds from this redemption are inadequate, the purchaser will be liable to the Principal Underwriter for the balance still outstanding.

                             AMCAP Fund -- Page 39

     When the trustees of certain retirement plans purchase shares by payroll deduction, the sales charge for the investments made during the Statement period will be handled as follows: the total monthly investment will be multiplied by 13 and then multiplied by 1.5. The market value of existing
     American Funds investments (other than shares representing direct purchases of money market funds) as of the day immediately before the start of the
     Statement period, and any rollovers or transfers reasonably anticipated to be invested in non-money market American Funds during the Statement period, are added to the figure determined above. The sum is the Statement amount and applicable breakpoint level. On the first investment and all other investments made pursuant to the Statement, a sales charge will be assessed according to the sales charge breakpoint thus determined. There will be no retroactive adjustments in sales charges on investments made during the
     Statement period.

     Shareholders purchasing shares at a reduced sales charge under a Statement indicate their acceptance of these terms and those in the prospectus with their first purchase.

     AGGREGATION -- Qualifying investments for aggregation include those made by you and your "immediate family" as defined in the prospectus, if all parties are purchasing shares for their own accounts and/or:

     .    individual-type employee benefit plans, such as an IRA, individual
          403(b) plan (see exception in "Purchases by certain 403(b) plans"
          under "Sales charges") or single-participant Keogh-type plan;

     .    business accounts solely controlled by you or your immediate family
          (for example, you own the entire business);

     .    trust accounts established by you or your immediate family (For trusts with only one primary beneficiary, upon the trustor's death the trust account may be aggregated with such beneficiary's own accounts; for trusts with multiple primary beneficiaries, upon the trustor's death the trustees of the trust may instruct American Funds Service Company to establish separate trust accounts for each primary beneficiary;
          each primary beneficiary's separate trust account may then be aggregated with such beneficiary's own accounts);

     .    endowments or foundations established and controlled by you or your immediate family; or

                             AMCAP Fund -- Page 40

     .    CollegeAmerica accounts, which will be aggregated at the account owner level (Class 529-E accounts may only be aggregated with an eligible employer plan).

     Individual purchases by a trustee(s) or other fiduciary(ies) may also be aggregated if the investments are:

     .    for a single trust estate or fiduciary account, including employee benefit plans other than the individual-type employee benefit plans described above;

     .    made for two or more employee benefit plans of a single employer or of affiliated employers as defined in the 1940 Act, excluding the individual-type employee benefit plans described above;

     .    for a diversified common trust fund or other diversified pooled account not specifically formed for the purpose of accumulating fund shares;

     .    for nonprofit, charitable or educational organizations, or any endowments or foundations established and controlled by such organizations, or any employer-sponsored retirement plans established for the benefit of the employees of such organizations, their endowments, or their foundations; or

     .    for individually established participant accounts of a 403(b) plan that is treated similarly to an employer-sponsored plan for sales charge purposes (see "Purchases by certain 403(b) plans" under "Sales charges" above), or made for two or more such 403(b) plans that are treated similarly to employer-sponsored plans for sales charge purposes, in each case of a single employer or affiliated employers as defined in the 1940 Act.

     Purchases made for nominee or street name accounts (securities held in the name of an investment dealer or another nominee such as a bank trust department instead of the customer) may not be aggregated with those made for other accounts and may not be aggregated with other nominee or street name accounts unless otherwise qualified as described above.

     CONCURRENT PURCHASES -- As described in the prospectus, you may reduce your
     Class A sales charge by combining purchases of all classes of shares in the
     American Funds, as well as individual holdings in Endowments, American
     Legacy variable annuity contracts and variable life insurance policies.
     Shares of money market funds purchased through an exchange, reinvestment or cross-reinvestment from a fund having a sales charge also qualify. However, direct purchases of American Funds money market funds are excluded.

     RIGHTS OF ACCUMULATION -- Subject to the limitations described in the aggregation policy, you may take into account your accumulated holdings in all share classes of the American Funds, as well as your holdings in
     Endowments, to determine your sales charge on investments in accounts eligible to be aggregated. Subject to your investment dealer's or recordkeeper's capabilities, your accumulated holdings will be calculated as the higher of (a) the current value of your existing holdings (the
     "market value") or (b) the amount you invested (including reinvested dividends and capital gains, but excluding capital appreciation) less any withdrawals (the "cost value"). Depending on the entity on whose books your account is held, the value of your holdings in that account may not be eligible for calculation at cost value. For example, the value of accounts held in nominee or street name

                             AMCAP Fund -- Page 41

     are not eligible for calculation at cost value and instead will be calculated at market value for purposes of rights of accumulation.

     The value of all of your holdings in accounts established in calendar year
     2005 or earlier will be assigned an initial cost value equal to the market value of those holdings as of the last business day of 2005. Thereafter, the cost value of such accounts will increase or decrease according to actual investments or withdrawals. You must contact your financial adviser or American Funds Service Company if you have additional information that is relevant to the calculation of the value of your holdings.

     When determining your American Funds Class A sales charge, if your investment is not in an employer-sponsored retirement plan, you may also take into account the market value (as of the end of the week prior to your
     American Funds investment) of your individual holdings in various American
     Legacy variable annuity contracts and variable life insurance policies. An employer-sponsored retirement plan may also take into account the market value of its investments in American Legacy Retirement Investment Plans.
     Direct purchases of American Funds money market funds are excluded. If you make a gift of American Funds Class A shares, upon your request, you may purchase the shares at the sales charge discount allowed under rights of accumulation of all of your American Funds and American Legacy accounts.

CDSC WAIVERS FOR CLASS A, B AND C SHARES -- As noted in the prospectus, a contingent deferred sales charge ("CDSC") may be waived for redemptions due to death or postpurchase disability of a shareholder (this generally excludes accounts registered in the names of trusts and other entities). In the case of joint tenant accounts, if one joint tenant dies, a surviving joint tenant, at the time he or she notifies the Transfer Agent of the other joint tenant's death and removes the decedent's name from the account, may redeem shares from the account without incurring a CDSC. Redemptions made after the Transfer Agent is notified of the death of a joint tenant will be subject to a CDSC.

In addition, a CDSC may be waived for the following types of transactions, if together they do not exceed 12% of the value of an "account" (defined below)
annually (the "12% limit"):

     .    Required minimum distributions taken from retirement accounts upon the shareholder's attainment of age 70-1/2 (required minimum distributions that continue to be taken by the beneficiary(ies) after the account owner is deceased also qualify for a waiver).

     .    Redemptions through a systematic withdrawal plan (SWP) (see "Automatic withdrawals" under "Shareholder account services and privileges"
          below). For each SWP payment, assets that are not subject to a CDSC, such as appreciation on shares and shares acquired through reinvestment of dividends and/or capital gain distributions, will be redeemed first and will count toward the 12% limit. If there is an insufficient amount of assets not subject to a CDSC to cover a particular SWP payment, shares subject to the lowest CDSC will be redeemed next until the 12% limit is reached. Any dividends and/or capital gain distributions taken in cash by a shareholder who receives payments through a SWP will also count toward the 12% limit. In the case of a SWP, the 12% limit is calculated at the time a systematic redemption is first made, and is recalculated at the time each additional systematic redemption is made. Shareholders who establish a
          SWP

                             AMCAP Fund -- Page 42

          should be aware that the amount of a payment not subject to a CDSC may vary over time depending on fluctuations in the value of their accounts. This privilege may be revised or terminated at any time.

     For purposes of this paragraph, "account" means:

     .    in the case of Class A shares, your investment in Class A shares of all American Funds (investments representing direct purchases of
          American Funds money market funds are excluded);

     .    in the case of Class B shares, your investment in Class B shares of the particular fund from which you are making the redemption; and

     .    in the case of Class C shares, your investment in Class C shares of the particular fund from which you are making the redemption.

CDSC waivers are allowed only in the cases listed here and in the prospectus.
For example, CDSC waivers will not be allowed on redemptions of Class 529-B and
529-C shares due to termination of CollegeAmerica; a determination by the
Internal Revenue Service that CollegeAmerica does not qualify as a qualified tuition program under the Code; proposal or enactment of law that eliminates or limits the tax-favored status of CollegeAmerica; or elimination of the fund by the Virginia College Savings Plan as an option for additional investment within
CollegeAmerica.

                                 SELLING SHARES

The methods for selling (redeeming) shares are described more fully in the prospectus. If you wish to sell your shares by contacting American Funds Service
Company directly, any such request must be signed by the registered shareholders.

A signature guarantee may be required for certain redemptions. In such an event, your signature may be guaranteed by a domestic stock exchange or the National
Association of Securities Dealers, Inc., bank, savings association or credit union that is an eligible guarantor institution. The Transfer Agent reserves the right to require a signature guarantee on any redemptions.

Additional documentation may be required for sales of shares held in corporate, partnership or fiduciary accounts. You must include with your written request any shares you wish to sell that are in certificate form.

If you sell Class A, B or C shares and request a specific dollar amount to be sold, we will sell sufficient shares so that the sale proceeds, after deducting any applicable CDSC, equals the dollar amount requested.

Redemption proceeds will not be mailed until sufficient time has passed to provide reasonable assurance that checks or drafts (including certified or cashier's checks) for shares purchased have cleared (which may take up to 15 calendar days from the purchase date). Except for delays relating to clearance of checks for share purchases or in extraordinary circumstances (and as permissible under the 1940 Act), sale proceeds will be paid on or before the seventh day following receipt and acceptance of an order. Interest will not accrue or be paid on amounts that represent uncashed distribution or redemption checks.

                             AMCAP Fund -- Page 43

You may request that redemption proceeds of $1,000 or more from money market funds be wired to your bank by writing American Funds Service Company. A signature guarantee is required on all requests to wire funds.

                  SHAREHOLDER ACCOUNT SERVICES AND PRIVILEGES

The following services and privileges are generally available to all shareholders. However, certain services and privileges may not be available for
Class 529 shareholders or if your account is held with an investment dealer or through an employer-sponsored retirement plan.

AUTOMATIC INVESTMENT PLAN -- An automatic investment plan enables you to make monthly or quarterly investments in the American Funds through automatic debits from your bank account. To set up a plan, you must fill out an account application and specify the amount that you would like to invest ($50 minimum)
and the date on which you would like your investments to occur. The plan will begin within 30 days after your account application is received. Your bank account will be debited on the day or a few days before your investment is made, depending on the bank's capabilities. The Transfer Agent will then invest your money into the fund you specified on or around the date you specified. If the date you specified falls on a weekend or holiday, your money will be invested on the following business day. However, if the following business day falls in the next month, your money will be invested on the business day immediately preceding the weekend or holiday. If your bank account cannot be debited due to insufficient funds, a stop-payment or the closing of the account, the plan may be terminated and the related investment reversed. You may change the amount of the investment or discontinue the plan at any time by contacting the Transfer
Agent.

AUTOMATIC REINVESTMENT -- Dividends and capital gain distributions are reinvested in additional shares of the same class and fund at net asset value unless you indicate otherwise on the account application. You also may elect to have dividends and/or capital gain distributions paid in cash by informing the fund, the Transfer Agent or your investment dealer. Dividends and capital gain distributions paid to retirement plan shareholders or shareholders of the 529 share classes will be automatically reinvested.

If you have elected to receive dividends and/or capital gain distributions in cash, and the postal or other delivery service is unable to deliver checks to your address of record, or you do not respond to mailings from American Funds
Service Company with regard to uncashed distribution checks, your distribution option will automatically be converted to having all dividends and other distributions reinvested in additional shares.

CROSS-REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS -- For all share classes, except the 529 classes of shares, you may cross-reinvest dividends and capital gains (distributions) into other American Funds in the same share class at net asset value, subject to the following conditions:

(1)  the aggregate value of your account(s) in the fund(s) paying distributions equals or exceeds $5,000 (this is waived if the value of the account in the fund receiving the distributions equals or exceeds that fund's minimum initial investment requirement);

(2)  if the value of the account of the fund receiving distributions is below the minimum initial investment requirement, distributions must be automatically reinvested; and

                             AMCAP Fund -- Page 44

(3)  if you discontinue the cross-reinvestment of distributions, the value of the account of the fund receiving distributions must equal or exceed the minimum initial investment requirement. If you do not meet this requirement within 90 days of notification, the fund has the right to automatically redeem the account.

AUTOMATIC EXCHANGES -- For all share classes, you may automatically exchange shares of the same class in amounts of $50 or more among any of the American
Funds on any day (or preceding business day if the day falls on a nonbusiness day) of each month you designate.

AUTOMATIC WITHDRAWALS -- For all share classes, except the R and 529 classes of shares, you may automatically withdraw shares from any of the American Funds.
You can make automatic withdrawals of $50 or more as often as you wish if your account is worth at least $10,000, or up to four times a year for an account worth at least $5,000. You can designate the day of each period for withdrawals and request that checks be sent to you or someone else. Withdrawals may also be electronically deposited to your bank account. The Transfer Agent will withdraw your money from the fund you specify on or around the date you specify. If the date you specified falls on a weekend or holiday, the redemption will take place on the previous business day. However, if the previous business day falls in the preceding month, the redemption will take place on the following business day after the weekend or holiday.

Withdrawal payments are not to be considered as dividends, yield or income.
Automatic investments may not be made into a shareholder account from which there are automatic withdrawals. Withdrawals of amounts exceeding reinvested dividends and distributions and increases in share value would reduce the aggregate value of the shareholder's account. The Transfer Agent arranges for the redemption by the fund of sufficient shares, deposited by the shareholder with the Transfer Agent, to provide the withdrawal payment specified.

ACCOUNT STATEMENTS -- Your account is opened in accordance with your registration instructions. Transactions in the account, such as additional investments, will be reflected on regular confirmation statements from the
Transfer Agent. Dividend and capital gain reinvestments, purchases through automatic investment plans and certain retirement plans, as well as automatic exchanges and withdrawals will be confirmed at least quarterly.

AMERICAN FUNDSLINE AND AMERICANFUNDS.COM -- You may check your share balance, the price of your shares or your most recent account transaction; redeem shares
(up to $75,000 per American Funds shareholder each day) from nonretirement plan accounts; or exchange shares around the clock with American FundsLine or using
americanfunds.com. To use American FundsLine, call 800/325-3590 from a
TouchTone(TM) telephone. Redemptions and exchanges through American FundsLine and americanfunds.com are subject to the conditions noted above and in
"Telephone and Internet purchases, redemptions and exchanges" below. You will need your fund number (see the list of the American Funds under "General information -- fund numbers"), personal identification number (generally the last four digits of your Social Security number or other tax identification number associated with your account) and account number.

Generally, all shareholders are automatically eligible to use these services.
However, if you are not currently authorized to do so, you may complete an
American FundsLink Authorization Form. Once you establish this privilege, you, your financial adviser or any person with your account information may use these services.

                             AMCAP Fund -- Page 45

TELEPHONE AND INTERNET PURCHASES, REDEMPTIONS AND EXCHANGES -- By using the telephone (including American FundsLine) or the Internet (including
americanfunds.com), or fax purchase, redemption and/or exchange options, you agree to hold the fund, the Transfer Agent, any of its affiliates or mutual funds managed by such affiliates, and each of their respective directors, trustees, officers, employees and agents harmless from any losses, expenses, costs or liability (including attorney fees) that may be incurred in connection with the exercise of these privileges. Generally, all shareholders are automatically eligible to use these services. However, you may elect to opt out of these services by writing the Transfer Agent (you may also reinstate them at any time by writing the Transfer Agent). If the Transfer Agent does not employ reasonable procedures to confirm that the instructions received from any person with appropriate account information are genuine, it and/or the fund may be liable for losses due to unauthorized or fraudulent instructions. In the event that shareholders are unable to reach the fund by telephone because of technical difficulties, market conditions or a natural disaster, redemption and exchange requests may be made in writing only.

CHECKWRITING -- You may establish check writing privileges for Class A shares
(but not Class 529-A shares) of American Funds money market funds. This can be done by using an account application. If you request check writing privileges, you will be provided with checks that you may use to draw against your account.
These checks may be made payable to anyone you designate and must be signed by the authorized number of registered shareholders exactly as indicated on your account application.

REDEMPTION OF SHARES -- The fund's Articles of Incorporation permit the fund to direct the Transfer Agent to redeem the shares of any shareholder for their then current net asset value per share if at such time the shareholder of record owns shares having an aggregate net asset value of less than the minimum initial investment amount required of new shareholders as set forth in the fund's current registration statement under the 1940 Act, and subject to such further terms and conditions as the board of directors of the fund may from time to time adopt.

While payment of redemptions normally will be in cash, the fund's Articles of
Incorporation permit payment of the redemption price wholly or partly in securities or other property included in the assets belonging to the fund when in the opinion of the fund's board of directors, which shall be conclusive, conditions exist which make payment wholly in cash unwise or undesirable.

SHARE CERTIFICATES -- Shares are credited to your account and certificates are not issued unless you request them by contacting the Transfer Agent.
Certificates are not available for the 529 or R share classes.

                              GENERAL INFORMATION

CUSTODIAN OF ASSETS -- Securities and cash owned by the fund, including proceeds from the sale of shares of the fund and of securities in the fund's portfolio, are held by JPMorgan Chase Bank, 270 Park Avenue, New York, NY 10017-2070, as
Custodian. If the fund holds non-U.S. securities, the Custodian may hold these securities pursuant to subcustodial arrangements in non-U.S. banks or non-U.S.
branches of U.S. banks.

TRANSFER AGENT -- American Funds Service Company, a wholly owned subsidiary of the investment adviser, maintains the records of shareholder accounts, processes purchases and redemptions of the fund's shares, acts as dividend and capital gain distribution disbursing agent, and performs other related shareholder service functions. The principal office of American Funds

                             AMCAP Fund -- Page 46

Service Company is located at 135 South State College Boulevard, Brea, CA
92821-5823. American Funds Service Company was paid a fee of $15,552,000 for
Class A shares and $1,243,000 for Class B shares for the 2006 fiscal year.

In the case of certain shareholder accounts, third parties who may be unaffiliated with the investment adviser provide transfer agency and shareholder services in place of American Funds Service Company. These services are rendered under agreements with American Funds Service Company or its affiliates and the third parties receive compensation according to such agreements. Compensation for transfer agency and shareholder services, whether paid to American Funds
Service Company or such third parties, is ultimately paid from fund assets and is reflected in the expenses of the fund as disclosed in the prospectus.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM -- Deloitte & Touche LLP, 695 Town
Center Drive, Costa Mesa, California 92626, serves as the fund's independent registered public accounting firm, providing audit services, preparation of tax returns and review of certain documents to be filed with the Securities and
Exchange Commission. The financial statements included in this statement of additional information from the annual report have been so included in reliance on the report of Deloitte & Touche LLP, independent registered public accounting firm, given on the authority of said firm as experts in accounting and auditing.
The selection of the fund's independent registered public accounting firm is reviewed and determined annually by the board of directors.

INDEPENDENT LEGAL COUNSEL -- O'Melveny & Myers LLP, 400 South Hope Street, Los
Angeles, CA 90071, serves as counsel for the fund and for non-interested directors in their capacities as such. Certain legal matters in connection with the capital shares offered by the prospectus have been passed upon for the fund by O'Melveny & Myers LLP. Counsel does not provide legal services to the fund's investment adviser or any of its affiliated companies or control persons. A determination with respect to the independence of the fund's "independent legal counsel" will be made at least annually by the non-interested directors of the fund, as prescribed by the 1940 Act and related rules.

PROSPECTUSES, REPORTS TO SHAREHOLDERS AND PROXY STATEMENTS -- The fund's fiscal year ends on February 28 or 29. Shareholders are provided updated prospectuses annually and at least semiannually with reports showing the fund's investment portfolio or summary investment portfolio, financial statements and other information. The fund's annual financial statements are audited by the fund's independent registered public accounting firm, Deloitte & Touche LLP. In addition, shareholders may also receive proxy statements for the fund. In an effort to reduce the volume of mail shareholders receive from the fund when a household owns more than one account, the Transfer Agent has taken steps to eliminate duplicate mailings of prospectuses, shareholder reports and proxy statements. To receive additional copies of a prospectus, report or proxy statement, shareholders should contact the Transfer Agent.

CODES OF ETHICS -- The fund and Capital Research and Management Company and its affiliated companies, including the fund's Principal Underwriter, have adopted codes of ethics that allow for personal investments, including securities in which the fund may invest from time to time. These codes include a ban on acquisitions of securities pursuant to an initial public offering; restrictions on acquisitions of private placement securities; preclearance and reporting requirements; review of duplicate confirmation statements; annual recertification of compliance with codes of ethics; blackout periods on personal investing for certain investment personnel; ban on short-term

                             AMCAP Fund -- Page 47

trading profits for investment personnel; limitations on service as a director of publicly traded companies; and disclosure of personal securities transactions.

LEGAL PROCEEDINGS -- On February 16, 2005, the NASD filed an administrative complaint against the Principal Underwriter. The complaint alleges violations of certain NASD rules by the Principal Underwriter with respect to the selection of broker-dealer firms that buy and sell securities for mutual fund investment portfolios. The complaint seeks sanctions, restitution and disgorgement.

On March 24, 2005, the investment adviser and Principal Underwriter filed a complaint against the Attorney General of the State of California in Los Angeles
County Superior Court. The complaint alleged that the Attorney General threatened to take enforcement actions against the investment adviser and
Principal Underwriter that are without merit and preempted by federal law. On the same day, following the filing of the investment adviser's and Principal
Underwriter's complaint, the Attorney General of the State of California filed a complaint against the Principal Underwriter and investment adviser. Filed in Los
Angeles County Superior Court, the Attorney General's complaint alleged violations of certain sections of the California Corporations Code with respect to so-called "revenue sharing" disclosures in mutual fund prospectuses and statements of additional information. On November 22, 2005, the Los Angeles
Superior Court dismissed the Attorney General's complaint. The Attorney General is appealing the Superior Court's decision to California's Court of Appeal for the Second Appellate District.

The investment adviser and Principal Underwriter believe that the likelihood that these matters could have a material adverse effect on the fund or on the ability of the investment adviser or Principal Underwriter to perform their contracts with the fund is remote. The SEC is conducting a related investigation as of the date of this statement of additional information. The investment adviser and Principal Underwriter are cooperating fully. In addition, a class action lawsuit has been filed in the U.S. District Court, Central District of
California, relating to these matters. Although most of the claims in the suit were dismissed with prejudice, an amended complaint relating to management fees has been filed. The investment adviser believes that this suit is without merit and will defend itself vigorously. Further updates on these issues will be available on the American Funds website (americanfunds.com) under "American
Funds regulatory matters."

OTHER INFORMATION -- The financial statements including the investment portfolio and the report of the fund's independent registered public accounting firm contained in the annual report are included in this statement of additional information. The following information is not included in the annual report:

DETERMINATION OF NET ASSET VALUE, REDEMPTION PRICE AND MAXIMUM OFFERING PRICE
PER SHARE FOR CLASS A SHARES -- FEBRUARY 28, 2006

Net asset value and redemption price per share
  (Net assets divided by shares outstanding). .                     $19.48
Maximum offering price per share
  (100/94.25 of net asset value per share,
  which takes into account the fund's current maximum
  sales charge). . . . . . . . . . . . . . . .                      $20.67

                             AMCAP Fund -- Page 48

FUND NUMBERS -- Here are the fund numbers for use with our automated telephone line, American FundsLine/(R)/, or when making share transactions:

                                                                            FUND NUMBERS
                                                                 ------------------------------------
FUND                                                             CLASS A  CLASS B  CLASS C   CLASS F
-----------------------------------------------------------------------------------------------------

STOCK AND STOCK/BOND FUNDS
AMCAP Fund/(R)/  . . . . . . . . . . . . . . . . . . . . . . .     002      202      302       402
American Balanced Fund/(R)/  . . . . . . . . . . . . . . . . .     011      211      311       411
American Mutual Fund/(R)/  . . . . . . . . . . . . . . . . . .     003      203      303       403
Capital Income Builder/(R)/  . . . . . . . . . . . . . . . . .     012      212      312       412
Capital World Growth and Income Fund/SM/ . . . . . . . . . . .     033      233      333       433
EuroPacific Growth Fund/(R)/ . . . . . . . . . . . . . . . . .     016      216      316       416
Fundamental Investors/SM/  . . . . . . . . . . . . . . . . . .     010      210      310       410
The Growth Fund of America/(R)/  . . . . . . . . . . . . . . .     005      205      305       405
The Income Fund of America/(R)/  . . . . . . . . . . . . . . .     006      206      306       406
The Investment Company of America/(R)/ . . . . . . . . . . . .     004      204      304       404
The New Economy Fund/(R)/  . . . . . . . . . . . . . . . . . .     014      214      314       414
New Perspective Fund/(R)/  . . . . . . . . . . . . . . . . . .     007      207      307       407
New World Fund/SM/ . . . . . . . . . . . . . . . . . . . . . .     036      236      336       436
SMALLCAP World Fund/(R)/ . . . . . . . . . . . . . . . . . . .     035      235      335       435
Washington Mutual Investors Fund/SM/ . . . . . . . . . . . . .     001      201      301       401
BOND FUNDS
American High-Income Municipal Bond Fund/(R)/  . . . . . . . .     040      240      340       440
American High-Income Trust/SM/ . . . . . . . . . . . . . . . .     021      221      321       421
The Bond Fund of America/SM/ . . . . . . . . . . . . . . . . .     008      208      308       408
Capital World Bond Fund/(R)/ . . . . . . . . . . . . . . . . .     031      231      331       431
Intermediate Bond Fund of America/SM/  . . . . . . . . . . . .     023      223      323       423
Limited Term Tax-Exempt Bond Fund of America/SM/ . . . . . . .     043      243      343       443
The Tax-Exempt Bond Fund of America/(R)/ . . . . . . . . . . .     019      219      319       419
The Tax-Exempt Fund of California/(R)/*  . . . . . . . . . . .     020      220      320       420
The Tax-Exempt Fund of Maryland/(R)/*  . . . . . . . . . . . .     024      224      324       424
The Tax-Exempt Fund of Virginia/(R)/*  . . . . . . . . . . . .     025      225      325       425
U.S. Government Securities Fund/SM/  . . . . . . . . . . . . .     022      222      322       422
MONEY MARKET FUNDS
The Cash Management Trust of America/(R)/  . . . . . . . . . .     009      209      309       409
The Tax-Exempt Money Fund of America/SM/ . . . . . . . . . . .     039      N/A      N/A       N/A
The U.S. Treasury Money Fund of America/SM/  . . . . . . . . .     049      N/A      N/A       N/A
___________
*Qualified for sale only in certain jurisdictions.

                             AMCAP Fund -- Page 49

                                                 FUND NUMBERS
                                  ---------------------------------------------
                                   CLASS    CLASS    CLASS    CLASS     CLASS
FUND                               529-A    529-B    529-C    529-E     529-F
-------------------------------------------------------------------------------

STOCK AND STOCK/BOND FUNDS
AMCAP Fund  . . . . . . . . . .    1002     1202     1302     1502      1402
American Balanced Fund  . . . .    1011     1211     1311     1511      1411
American Mutual Fund  . . . . .    1003     1203     1303     1503      1403
Capital Income Builder  . . . .    1012     1212     1312     1512      1412
Capital World Growth and Income
Fund  . . . . . . . . . . . . .    1033     1233     1333     1533      1433
EuroPacific Growth Fund . . . .    1016     1216     1316     1516      1416
Fundamental Investors . . . . .    1010     1210     1310     1510      1410
The Growth Fund of America  . .    1005     1205     1305     1505      1405
The Income Fund of America  . .    1006     1206     1306     1506      1406
The Investment Company of
America . . . . . . . . . . . .    1004     1204     1304     1504      1404
The New Economy Fund  . . . . .    1014     1214     1314     1514      1414
New Perspective Fund  . . . . .    1007     1207     1307     1507      1407
New World Fund  . . . . . . . .    1036     1236     1336     1536      1436
SMALLCAP World Fund . . . . . .    1035     1235     1335     1535      1435
Washington Mutual Investors Fund
  . . . . . . . . . . . . . . .    1001     1201     1301     1501      1401
BOND FUNDS
American High-Income Trust  . .    1021     1221     1321     1521      1421
The Bond Fund of America  . . .    1008     1208     1308     1508      1408
Capital World Bond Fund . . . .    1031     1231     1331     1531      1431
Intermediate Bond Fund of
America . . . . . . . . . . . .    1023     1223     1323     1523      1423
U.S. Government Securities Fund    1022     1222     1322     1522      1422
MONEY MARKET FUND
The Cash Management Trust of
America . . . . . . . . . . . .    1009     1209     1309     1509      1409

                             AMCAP Fund -- Page 50

                                                    FUND NUMBERS
                                       ----------------------------------------
                                       CLASS   CLASS   CLASS   CLASS    CLASS
FUND                                    R-1     R-2     R-3     R-4      R-5
-------------------------------------------------------------------------------

STOCK AND STOCK/BOND FUNDS
AMCAP Fund . . . . . . . . . . . . .    2102    2202    2302    2402     2502
American Balanced Fund . . . . . . .    2111    2211    2311    2411     2511
American Mutual Fund . . . . . . . .    2103    2203    2303    2403     2503
Capital Income Builder . . . . . . .    2112    2212    2312    2412     2512
Capital World Growth and Income Fund    2133    2233    2333    2433     2533
EuroPacific Growth Fund  . . . . . .    2116    2216    2316    2416     2516
Fundamental Investors  . . . . . . .    2110    2210    2310    2410     2510
The Growth Fund of America . . . . .    2105    2205    2305    2405     2505
The Income Fund of America . . . . .    2106    2206    2306    2406     2506
The Investment Company of America  .    2104    2204    2304    2404     2504
The New Economy Fund . . . . . . . .    2114    2214    2314    2414     2514
New Perspective Fund . . . . . . . .    2107    2207    2307    2407     2507
New World Fund . . . . . . . . . . .    2136    2236    2336    2436     2536
SMALLCAP World Fund  . . . . . . . .    2135    2235    2335    2435     2535
Washington Mutual Investors Fund . .    2101    2201    2301    2401     2501
BOND FUNDS
American High-Income Municipal Bond
Fund . . . . . . . . . . . . . . . .     N/A     N/A     N/A     N/A     2540
American High-Income Trust . . . . .    2121    2221    2321    2421     2521
The Bond Fund of America . . . . . .    2108    2208    2308    2408     2508
Capital World Bond Fund  . . . . . .    2131    2231    2331    2431     2531
Intermediate Bond Fund of America  .    2123    2223    2323    2423     2523
Limited Term Tax-Exempt Bond Fund of
America. . . . . . . . . . . . . . .     N/A     N/A     N/A     N/A     2543
The Tax-Exempt Bond Fund of America      N/A     N/A     N/A     N/A     2519
The Tax-Exempt Fund of California* .     N/A     N/A     N/A     N/A     2520
The Tax-Exempt Fund of Maryland* . .     N/A     N/A     N/A     N/A     2524
The Tax-Exempt Fund of Virginia* . .     N/A     N/A     N/A     N/A     2525
U.S. Government Securities Fund  . .    2122    2222    2322    2422     2522
MONEY MARKET FUNDS
The Cash Management Trust of America    2109    2209    2309    2409     2509
The Tax-Exempt Money Fund of America     N/A     N/A     N/A     N/A     2539
The U.S. Treasury Money Fund of
America  . . . . . . . . . . . . . .    2149    2249    2349    2449     2549
___________
*Qualified for sale only in certain
jurisdictions.

                             AMCAP Fund -- Page 51

                                    APPENDIX

The following descriptions of debt security ratings are based on information provided by Moody's Investors Service and Standard & Poor's Corporation.

                          DESCRIPTION OF BOND RATINGS

MOODY'S
LONG-TERM RATING DEFINITIONS

Aaa
Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa
Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A
Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa
Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Ba
Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B
Obligations rated B are considered speculative and are subject to high credit risk.

Caa
Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca
Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C
Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

NOTE: Moody's appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

                             AMCAP Fund -- Page 52

STANDARD & POOR'S
LONG-TERM ISSUE CREDIT RATINGS

AAA
An obligation rated AAA has the highest rating assigned by Standard & Poor's.
The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA
An obligation rated AA differs from the highest-rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A
An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB
An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, AND C
Obligations rated BB, B, CCC, CC, and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB
An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B
An obligation rated B is more vulnerable to nonpayment than obligations rated
BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC
An obligation rated CCC is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC
An obligation rated CC is currently highly vulnerable to nonpayment.

                             AMCAP Fund -- Page 53

C
The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D
An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

PLUS (+) OR MINUS (-)
The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

                             AMCAP Fund -- Page 54

[Logo - American Funds®]

The right choice for the long term®

AMCAP Fund

Consistency and continuity:
Building long-term growth from multiple perspectives

[photo of Fairy basslet fish darting among blooms of lettuce coral]

Annual report for the year ended February 28, 2006

AMCAP Fund® seeks long-term growth of capital by investing primarily in U.S. companies with a record of above-average growth.

This fund is one of the 29 American Funds. For nearly 75 years, Capital Research and Management Company,SM the American Funds adviser, has invested with a long-term focus based on thorough research and attention to risk.

Contents

Letter to shareholders	1
The value of a long-term perspective	4
Consistency and continuity:
Building long-term growth from multiple perspectives	6
Summary investment portfolio	12
Financial statements	16
Directors and officers	28
What makes American Funds different?	back cover

Figures shown are past results for Class A shares and are not predictive of results in future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity. For the most current information and month-end results, visit americanfunds.com. Fund results shown, unless otherwise indicated, are at net asset value. If a sales charge (maximum 5.75%) had been deducted, the results would have been lower.

Here are returns on a $1,000 investment with all distributions reinvested for periods ended March 31, 2006 (the most recent calendar quarter):

Class A shares	1 year	5 years	10 years

Reflecting 5.75% maximum sales charge

Average annual total return	—	+4.56%	+10.92%
Cumulative total return	+7.06%	+24.99%	+181.94%

The fund’s investment adviser waived 5% of its management fees from September 1, 2004, through March 31, 2005, and increased the waiver to 10% on April 1, 2005. Fund results shown reflect the waiver, without which they would have been lower. Please see the Financial Highlights table on page 23 for details.

Other share class results and important information can be found on page 3.

Fellow shareholders:

[photo of striped fish swimming among coral]

Resilient is a good word to describe the U.S. economy over the past 12 months ended February 28. Despite heavy destruction on the Gulf Coast caused by hurricanes Rita and Katrina and a spike in oil prices, the U.S. economy stayed quite strong. Corporate profits increased an estimated 13% for the 2005 calendar year, continuing the double-digit growth of the past four calendar years. Corporate profit margins remained at high levels and consumer spending continued at a healthy pace through much of the year.

In this environment, AMCAP Fund produced a total return of 10.9% for the fiscal year, compared with a total return of 8.4% for the unmanaged Standard & Poor’s 500 Composite Index, a broad measure of large-company, primarily U.S. stocks. Two other benchmarks, the Lipper Growth Funds Index and the Lipper Multi-Cap Core Funds Index, were up 11.4% and 12.1% respectively.

To get a clearer picture of AMCAP’s long-term record, we can view the fund’s results over a market cycle rather than focusing on a single fiscal year. While the past 10 years could be deemed an unusual market cycle given the heights reached during the “bubble” period and the subsequent market decline, the relative pattern is still informative. AMCAP produced an average annual total return of 11.2% over the past 10 years, compared with 8.9% by the S&P 500, 7.1% by the Lipper Growth Funds Index and 8.8% by the Lipper Multi-Cap Core Funds Index. On a cumulative basis, shareholders who invested $10,000 on March 1, 1996, found that their investment had grown to $28,866 as of February 28, 2006 compared with $23,502 by the S&P 500, $23,197 by the Lipper Multi-Cap Core Funds Index and $19,843 by the Lipper Growth Funds Index.

Over its lifetime of almost 39 years, AMCAP has provided an average annual total return of 12.4%, compared with 10.5% by the S&P 500. You can see that the longer term point of view gives an even better indication of how the fund is meeting its objective of long-term growth of capital.

The economy and the stock market

The U.S. economy has been helped by a confluence of positive developments for consumers and companies over the past three years. Tax cuts, low interest rates, home mortgage refinancing and low inflation have boosted consumer spending and encouraged corporate capital investment. Corporations have initiated and increased dividends and share buybacks, turning some of their profits back to shareholders. Countries outside the United States have helped to keep U.S. interest rates and inflation low. Foreign investors, primarily Asian-centered banks, continued to buy large amounts of U.S. Treasury securities. With the obvious exception of energy, low-cost imports have helped to keep U.S. inflation in check. The Federal Reserve raised the federal funds rate from 2.75% in March 2005 in a series of short increases to 4.5% at the end of the fiscal year. As we look ahead, the issue is whether interest rates will rise to a level that will impact overall consumer spending, since rates have already begun to impact the housing sector. Another major influence will be the direction of capital flows, which will affect both interest rates and the value of the dollar.

[Begin Sidebar]
Cumulative total returns (for periods ended 2/28/2006)
	1 year	5 years	10 years

AMCAP	+10.9%	+23.6%	+188.7%
Standard & Poor’s 500 Composite Index[1]	+8.4	+12.4	+135.0
Lipper Multi-Cap Core Funds Index[2]	+12.1	+22.4	+132.0
Lipper Growth Funds Index[2]	+11.4	+5.5	+98.4

AMCAP’s lifetime results (5/1/1967 - 2/28/2006)
		Cumulative total return	Average annual total return

AMCAP		+9,413.9%	+12.4%
Standard & Poor’s 500 Composite Index[1]		+4,763.5	+10.5
Consumer Price Index (inflation)[3]		+500.3	+4.7

1The S&P 500 is unmanaged and does not reflect sales charges, commissions or expenses.
2Lipper indexes do not include the effects of sales charges.
3Computed from data supplied by the U.S. Department of Labor, Bureau of Labor Statistics.
[End Sidebar]

What helped the fund’s results

Energy, health care providers, and services and consumer discretionary companies helped the fund during this fiscal year. Although the fund had a relatively small holding in energy stocks, oil and gas production and services companies in the AMCAP portfolio did exceptionally well. Among the fund’s contributors were Schlumberger (+52.4%), FMC Technologies (+35.8%), Noble (+29.5%), Devon Energy (+25.3%) and Smith International (+20.5%). Health care service companies benefited from private-pay rate increases, favorable demographic trends and efforts by governments and businesses to contain health costs. Contributors were Express Scripts (+131.8%), Caremark Rx (+30.0%) and Medco Health Solutions (+25.4%). In the consumer discretionary category, Best Buy, a leading consumer electronics retailer, rose 49.6%. Lowe’s, one of the biggest do-it-yourself home improvement retailers, posted a gain of 16.0%.

What detracted from results

Pharmaceutical companies were one of the groups that held the fund back. These companies were hurt by the lack of new blockbuster drugs going to market during the period and issues of litigation and regulation affecting individual companies. Among our pharmaceutical holdings that declined during the period were Abbott Laboratories (-3.9%), Bristol-Myers Squibb (-7.7%) and Johnson & Johnson (-12.1%). On the plus side, Forest Laboratories had a gain of 7.5%.

Looking forward

Much of the easy part of the recovery from the bottom of the bear market in October 2002 has already been completed. The coming months could continue to be positive for corporate earnings, but companies may find it difficult to expand their profit margins. They face a number of challenges: higher energy and borrowing costs, tighter labor markets and higher capacity utilization. The American consumer’s spending power remains generally strong, but it is unlikely that the benefits of past tax cuts and mortgage refinancing will be as great in the future. In addition, the U.S. stock market is increasingly being affected by events outside its control. Geopolitical events in the Middle East and elsewhere, foreign demand for U.S. goods and services, stocks and bonds and the relative level of our currency can impact our markets significantly.

In the meantime, we will continue to invest in well-managed companies with a history of growth, a sustainable competitive edge and good future prospects. Our time horizon is long, and we work very hard to identify and invest in businesses that we believe can sustain their growth over many years. While there may be economic crosscurrents in the near term, we are optimistic that we will continue to find good quality growth businesses to invest in at reasonable prices.

We are pleased to report that in the past 12 months the number of shareholder accounts has increased by about 200,000 to more than 1.4 million. We welcome our new shareholders and thank our long-term investors for their continuing support of AMCAP Fund.

Cordially,

/s/ R. Michael Shanahan

R. Michael Shanahan
Vice Chairman of the Board

/s/ Claudia P. Huntington

Claudia P. Huntington
President

April 11, 2006

For current information about the fund, visit americanfunds.com.

[Begin Sidebar]
AMCAP’s last 10 years

One-year total returns for the past 10 fiscal years (ended 2/28 or 2/29)

1997	+11.7%
1998	+37.0
1999	+21.1
2000	+22.3
2001	+3.0
2002	-7.1
2003	-15.7
2004	+37.0
2005	+3.9
2006	+10.9

Cumulative total return for the 10-year period ended 2/28/2006	+188.7%
Average annual total return for the 10-year period ended 2/28/2006	+11.2%
[End Sidebar]

Other share class results
unaudited

Class B, Class C, Class F and Class 529

Figures shown are past results and are not predictive of results in future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. For the most current information and month-end results, visit americanfunds.com.

Average annual total returns for periods ended March 31, 2006 (the most recent calendar quarter):

	1 year	5 years	Life of class

Class B shares— first sold 3/15/00
Reflecting applicable contingent deferred sales
charge (CDSC), maximum of 5%, payable only
if shares are sold within six years of purchase	+7.73%	+4.65%	+3.45%
Not reflecting CDSC	+12.73%	+4.98%	+3.45%

Class C shares— first sold 3/15/01
Reflecting CDSC, maximum of 1%, payable only
if shares are sold within one year of purchase	+11.63%	+4.88%	+4.44%
Not reflecting CDSC	+12.63%	+4.88%	+4.44%

Class F shares*— first sold 3/16/01
Not reflecting annual asset-based fee charged
by sponsoring firm	+13.53%	+5.72%	+5.61%

Class 529-A shares†— first sold 2/15/02
Reflecting 5.75% maximum sales charge	+6.98%	—	+5.62%
Not reflecting maximum sales charge	+13.54%	—	+7.14%

Class 529-B shares†— first sold 2/19/02
Reflecting applicable CDSC, maximum of 5%,payable
only if shares are sold within six years of purchase	+7.55%	—	+6.26%
Not reflecting CDSC	+12.55%	—	+6.66%

Class 529-C shares†— first sold 2/19/02
Reflecting CDSC, maximum of 1%, payable only
if shares are sold within one year of purchase	+11.60%	—	+6.68%
Not reflecting CDSC	+12.60%	—	+6.68%

Class 529-E shares*†— first sold 3/7/02	+13.16%	—	+5.87%

Class 529-F shares*†— first sold 9/17/02
Not reflecting annual asset-based fee charged
by sponsoring firm	+13.68%	—	+14.12%

The fund’s investment adviser waived 5% of its management fees from September 1, 2004, through March 31, 2005, and increased the waiver to 10% on April 1, 2005.  Fund results shown reflect the waiver, without which they would have been lower. Please see the Financial Highlights table on page 23 for details.

*These shares are sold without any initial or contingent deferred sales charge.
† Results shown do not reflect the $10 initial account setup fee and an annual $10 account maintenance fee.

There are several ways to invest in AMCAP Fund. Class A shares are subject to a 5.75% maximum up-front sales charge that declines for accounts (and aggregated investments) of $25,000 or more and is eliminated for purchases of $1 million or more. Other share classes, which are generally not available for certain employer-sponsored retirement plans, have no up-front sales charges but are subject to additional annual expenses and fees. Annual expenses for Class B shares were 0.79 percentage points higher than for Class A shares; Class B shares convert to Class A shares after eight years of ownership. If redeemed within six years, Class B shares may also be subject to a contingent deferred sales charge (“CDSC”) of up to 5% that declines over time. Class C shares were subject to annual expenses 0.84 percentage points higher than those for Class A shares and a 1% CDSC if redeemed within the first year after purchase. Class C shares convert to Class F shares after 10 years. Class F shares, which are available only through certain fee-based programs offered by broker-dealer firms and registered investment advisers, had higher annual expenses (by 0.03 percentage points) than did Class A shares, and an annual asset-based fee charged by the sponsoring firm. Expenses are deducted from income earned by the fund. As a result, dividends and investment results will differ for each share class.

The value of a long-term perspective

How a $10,000 investment has grown

Figures shown are past results for Class A shares and are not predictive of results in future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. For the most current information and month-end results, visit americanfunds.com. Fund figures reflect deduction of the maximum sales charge of 5.75% on the $10,000 investment.1 Thus the net amount invested was $9,425.2

The chart and accompanying table illustrate how a $10,000 investment in AMCAP grew between May 1, 1967 — when the fund began operations — and February 28, 2006.

As you can see, that $10,000 grew to $895,855 with all distributions reinvested, a gain of 8,859%. Over the same period, $10,000 would have grown to $486,349 in the unmanaged Standard & Poor’s 500 Composite Index. The chart also records the fund’s progress relative to the rate of inflation as measured by the Consumer Price Index.

The fund’s year-by-year results appear in the table under the chart. You can use this table to estimate how much the value of your own holdings has grown. Let’s say, for example, that you have been reinvesting all your dividends and capital gain distributions since February 29, 1996. At that time, according to the table, the value of the investment illustrated here was $310,345. Since then, it has nearly tripled in value, to $895,855. Thus, in that same 10-year period, the value of your investment — regardless of size — has also nearly tripled.

Average annual total returns based on a $1,000 investment
(for periods ended February 28, 2006)*

	1 year	5 years	10 years

Class A shares	+4.49%	+3.11%	+10.53%

*Assumes reinvestment of all distributions and payment of the maximum 5.75% sales charge.

The fund’s investment adviser waived 5% of its management fees from September 1, 2004, through March 31, 2005, and increased the waiver to 10% on April 1, 2005. Fund results shown reflect the waiver, without which they would have been lower. Please see the Financial Highlights table on page 23 for details.

S&P 500 with dividends reinvested[5]		AMCAP with dividends reinvested[4]		Consumer Price Index (inflation)[6]

5/1/1967	$ 10,000	5/1/1967	$ 9,425	5/1/1967	$ 10,000
2/29/1968	$ 9,778	2/29/1968	$ 10,056	2/29/1968	$ 10,332
2/28/1969	$ 11,074	2/28/1969	$ 12,212	2/28/1969	$ 10,816
2/28/1970	$ 10,442	2/28/1970	$ 11,835	2/28/1970	$ 11,480
2/28/1971	$ 11,713	2/28/1971	$ 12,643	2/28/1971	$ 12,054
2/29/1972	$ 13,305	2/29/1972	$ 14,902	2/29/1972	$ 12,477
2/28/1973	$ 14,345	2/28/1973	$ 13,978	2/28/1973	$ 12,961
2/28/1974	$ 12,776	2/28/1974	$ 11,037	2/28/1974	$ 14,260
2/28/1975	$ 11,354	2/28/1975	$ 9,903	2/28/1975	$ 15,861
2/29/1976	$ 14,453	2/29/1976	$ 13,883	2/29/1976	$ 16,858
2/28/1977	$ 15,062	2/28/1977	$ 14,173	2/28/1977	$ 17,855
2/28/1978	$ 13,807	2/28/1978	$ 16,612	2/28/1978	$ 19,003
2/28/1979	$ 16,105	2/28/1979	$ 22,738	2/28/1979	$ 20,876
2/29/1980	$ 20,071	2/29/1980	$ 33,541	2/29/1980	$ 23,837
2/28/1981	$ 24,400	2/28/1981	$ 40,548	2/28/1981	$ 26,556
2/28/1982	$ 22,175	2/28/1982	$ 42,643	2/28/1982	$ 28,580
2/28/1983	$ 30,690	2/28/1983	$ 61,456	2/28/1983	$ 29,577
2/29/1984	$ 34,013	2/29/1984	$ 62,128	2/29/1984	$ 30,937
2/28/1985	$ 41,108	2/28/1985	$ 72,165	2/28/1985	$ 32,024
2/28/1986	$ 53,636	2/28/1986	$ 88,738	2/28/1986	$ 33,021
2/28/1987	$ 69,462	2/28/1987	$ 115,664	2/28/1987	$ 33,716
2/29/1988	$ 67,586	2/29/1988	$ 112,037	2/29/1988	$ 35,045
2/28/1989	$ 75,608	2/28/1989	$ 122,827	2/28/1989	$ 36,737
2/28/1990	$ 89,863	2/28/1990	$ 140,027	2/28/1990	$ 38,671
2/28/1991	$ 103,018	2/28/1991	$ 163,492	2/28/1991	$ 40,725
2/29/1992	$ 119,450	2/29/1992	$ 196,856	2/29/1992	$ 41,873
2/28/1993	$ 132,158	2/28/1993	$ 208,557	2/28/1993	$ 43,233
2/28/1994	$ 143,149	2/28/1994	$ 232,137	2/28/1994	$ 44,320
2/28/1995	$ 153,672	2/28/1995	$ 240,047	2/28/1995	$ 45,589
2/29/1996	$ 206,941	2/29/1996	$ 310,345	2/29/1996	$ 46,798
2/28/1997	$ 261,046	2/28/1997	$ 346,783	2/28/1997	$ 48,218
2/28/1998	$ 352,382	2/28/1998	$ 475,003	2/28/1998	$ 48,912
2/28/1999	$ 421,935	2/28/1999	$ 575,089	2/28/1999	$ 49,698
2/29/2000	$ 471,431	2/29/2000	$ 703,358	2/29/2000	$ 51,299
2/28/2001	$ 432,799	2/28/2001	$ 724,638	2/28/2001	$ 53,112
2/28/2002	$ 391,654	2/28/2002	$ 673,327	2/28/2002	$ 53,716
2/28/2003	$ 302,860	2/28/2003	$ 567,618	2/28/2003	$ 55,317
2/29/2004	$ 419,452	2/29/2004	$ 777,420	2/29/2004	$ 56,254
2/28/2005	$ 448,688	2/28/2005	$ 808,037	2/28/2005	$ 57,946
2/28/2006	$ 486,349	2/28/2006	$ 895,855	2/28/2006	$ 60,030

Average annual total return for 38-3/4 years 12.3%4

Year ended February 28 or 29	1968[3]	1969	1970	1971	1972	1973	1974

Total value (dollars in thousands)
Dividends reinvested	—	$.1	.2	.2	.2	.2	.2
Value at fiscal year-end[1]	$10.1	12.2	11.8	12.6	14.9	14.0	11.0
AMCAP total return	0.6%	21.4	(3.1)	6.8	17.9	(6.2)	(21.0)

Year ended February 28 or 29	1975	1976	1977	1978	1979	1980	1981

Total value (dollars in thousands)
Dividends reinvested	.3	.3	.2	.3	.3	.4	.7
Value at fiscal year-end[1]	9.9	13.9	14.2	16.6	22.7	33.5	40.5
AMCAP total return	(10.3)	40.2	2.1	17.2	36.9	47.5	20.9

Year ended February 28 or 29	1982	1983	1984	1985	1986	1987	1988

Total value (dollars in thousands)
Dividends reinvested	2.6	1.2	1.6	1.9	1.5	1.6	3.0
Value at fiscal year-end[1]	42.6	61.5	62.1	72.2	88.7	115.7	112.0
AMCAP total return	5.2	44.1	1.1	16.2	23.0	30.3	(3.1)

Year ended February 28 or 29	1989	1990	1991	1992	1993	1994	1995

Total value (dollars in thousands)
Dividends reinvested	3.2	3.2	3.3	2.2	2.3	1.9	2.4
Value at fiscal year-end[1]	122.8	140.0	163.5	196.9	208.6	232.1	240.0
AMCAP total return	9.6	14.0	16.8	20.4	5.9	11.3	3.4

Year ended February 28 or 29	1996	1997	1998	1999	2000	2001	2002

Total value (dollars in thousands)
Dividends reinvested	3.4	2.6	2.5	3.7	3.3	4.1	3.7
Value at fiscal year-end[1]	310.3	346.8	475.0	575.1	703.4	724.6	673.3
AMCAP total return	29.3	11.7	37.0	21.1	22.3	3.0	(7.1)

Year ended February 28 or 29	2003	2004	2005	2006

Total value (dollars in thousands)
Dividends reinvested	1.1	.1	2.0	4.1
Value at fiscal year-end[1]	567.6	777.4	808.0	895.9
AMCAP total return	(15.7)	37.0	3.9	10.9

1 As outlined in the prospectus, the sales charge is reduced for accounts (and aggregated investments) of $25,000 or more and is eliminated for purchases of $1 million or more. There is no sales charge on dividends or capital gain distributions that are reinvested in additional shares.
2 The maximum initial sales charge was 8.5% prior to July 1, 1988.
3 For the period May 1, 1967 (when the fund began operations), through February 29, 1968.
4 Includes reinvested dividends of $62,206 and reinvested capital gain distributions of $517,450.
5 The S&P 500 cannot be invested in directly.
6 Computed from data supplied by the U.S. Department of Labor, Bureau of Labor Statistics.
The indexes are unmanaged and do not reflect sales charges, commissions or expenses.
Past results are not predictive of future results. The results shown are before taxes on fund distributions and sale of fund shares.

Consistency and continuity:
Building long-term growth from multiple perspectives

[photo of the Maldives, Kurumba Island, coral in foreground]

[photo of flower coral]
[photo of leather coral]
[photo of bubble coral]

[Begin Sidebar]
A coral reef, like the one on our cover, is created by the individual behavior of millions of tiny microorganisms. As these tiny corals produce calcium carbonate, a reef structure grows and strengthens in a way that is far greater, stronger and longer lived than any individual organism could. In a way, AMCAP Fund’s investment process has parallels to the coral reef structure.
[End Sidebar]

[Begin Photo Caption]
[photo of Claudia Huntington]
Claudia Huntington
[End Photo Caption]

[Begin Photo Caption]
[photo of Michael Shanahan]
Michael Shanahan
[End Photo Caption]

Like the 28 other American Funds, AMCAP manages its investments with a time-tested method called the multiple portfolio counselor system. Blending teamwork with individuality, this strategy has been a key factor in AMCAP’s successful long-term record. One benefit of the approach is that the fund’s decision-makers bring different perspectives to the investment process.

The system works like this: AMCAP’s portfolio is divided into five segments. Four segments are each managed by one of the fund’s portfolio counselors. The fifth is managed through a portfolio that incorporates the best investment ideas of the fund’s 22 investment analysts.

The portfolio counselors are generalists who invest broadly across many industries, while the 22 research analysts are specialists with deep expertise in specific industries. As in all American Funds, an investment committee makes certain that AMCAP remains true to its mandate of investing in quality growth companies and that each individual’s investment choices reflects that mandate. But within this constraint, each individual analyst or portfolio counselor is free to make his or her investment decisions.

“Many of our portfolio counselors and analysts come from widely varied backgrounds,” says Claudia Huntington, the fund’s president. “They range from company veterans who have spent decades at Capital Research and Management Company, the investment adviser for the American Funds, to more recent arrivals, who bring new ideas and fresh perspectives. They have differences in backgrounds, expertise, points of view and investment styles. All of these investment experts share one thing in common: They focus on finding companies that have a record of above-average growth in the past that they believe will continue into the future.”

But forecasting the future is always difficult. That’s why AMCAP has carefully assembled a group of portfolio counselors and research analysts with different styles and approaches. “Most importantly, some do well in up markets, and some do well in down markets,” Claudia says. “The beauty of our approach is that shareholders get the benefit of many different points of view instead of just one. The result has produced a strong lifetime record and has shown that the fund has had less volatility in both up and down markets.”

We sat down with five of AMCAP’s contributors to learn more about the different perspectives, backgrounds and experiences of the fund’s decision-makers, and why the multiple portfolio counselor system has been so important to the fund’s long-term investment record.

Mike Shanahan: Focusing on the forecasts of individual companies
Mike Shanahan, the fund’s vice chairman, focuses on the risks in the fund’s forecasts of individual companies’ growth over the next five to 10 years. He asks such challenging questions as “What needs to happen to enable a company to continue its above-average growth? Does it need new products, new market penetrations or expansion outside the United States? How difficult is it for the company to accomplish some of the things it is promising?” In electronics or health care, you often depend on new products to continue above-average growth, Mike explains. “If the company has to solve a scientific problem or innovate, that’s a lot riskier than exploiting already existing technology.” He notes, however, that “everything may work out for a company, but the price may still be too high.”

[photo of tube coral]
[photo of tray of test tubes]

[Begin Pull Quote]
In electronics or health care, you often depend on new products to continue above-average growth. If the company has to solve a scientific problem or innovate, that’s a lot riskier than exploiting already existing technology.
— Mike Shanahan
[End Pull Quote]

Mike joined Capital Research in 1965 and has 41 years of investment experience. He began as Capital’s first technology analyst and has a background in technology companies, venture capital and corporate management. His experience as a former technology analyst gives him a different feel than others might have for what it takes to get things done in that world. “One of the features of electronics is that the time to market for known technology is relatively fast and can be done by lots of people,” he says. “Companies can sell a lot of products, but the competition is so great that very few companies make money.”

Claudia Huntington: Investing in mid-sized or smaller companies that are global competitors
Claudia prefers to invest in mid-cap or small-cap companies if she can find them at an attractive valuation. She is comfortable with the possibility of more volatility for “an opportunity for somewhat faster growth.” She likes to be invested in firms that are “good global competitors.” Like Mike, she also spends a lot of time deciding whether the price for a growth company is reasonable and a good investment for AMCAP shareholders over the next five to 10 years.

Claudia says she “is comfortable paying a relatively high price for a high growth company if, through our extensive and long-term oriented research, we have determined that we have a good handle on the risks and opportunities of that growth. Forecasting a company’s ability to grow in the future is more of an art than science. When we speak of the words ‘value’ and ‘growth,’ it should be the future we refer to, and not the past. There are many growth companies who have a fine history, but who may not be growth companies in the future. There are also companies with modest growth in the past who may have an opportunity to accelerate that growth in the future.”

Claudia, who joined Capital Research in 1975, has 33 years of investment experience. She formerly worked as an economist and a technology analyst for Capital Research and continues to look at the big picture of the global economy, noting that the global competitive environment has accelerated in the past decade. “The opening of emerging market economies, increased global trade and global capital flows have caused dramatic changes for emerging countries and developed countries alike.”

Tim Armour: Seeking strong growth companies that have had a misstep
Tim, a veteran portfolio counselor, hunts for companies that have a strong earnings and sales record but “somewhere along the line, there has been a misstep — something has temporarily gone wrong to drive the stock price down. That means that the company’s stock price does not reflect what we see as the inherent value of the entire enterprise.” Tim describes himself as a bottom-up, value-oriented investor. He invests in a wide range of industries including retail, medical instruments, health care services and financial companies. “Macroeconomics and the world economic view is interesting, but I don’t spend much time on it,” Tim says. “I invest in companies for a very specific reason: They should grow in the coming economic environment. I look at it company-by-company.”

Tim joined Capital in 1983. He began as a financial analyst covering global telecommunications companies, high-yielding industrial companies and recreational companies. He has 23 years of investment experience.

One of Tim’s favorite measures to identify quality growth companies is sales growth per share. “If a company has been able to maintain sales per share growth for a long time, that should flow through to the bottom line — providing profit margins remain consistent,” he says. “I like to see five years of sales growth per share. I am looking for a pattern of predictability and sustainability. I am not as impressed with a company that is flat for two years, dips slightly for two years and then goes up sharply another year.

“We maintain a list of potential AMCAP companies that have a proven growth track record,” Tim says. “The trick is that you have to pay a reasonable or cheap price for these companies. Quite often, you can buy very good companies for an inflated price, but if you pay that price, it won’t be a good investment. We are interested in buying good companies at a reasonable — if not a cheap — price.”

Ross Sappenfield: Investing in companies with a positive tailwind
Ross likes to invest in companies “where I see a positive trend that might last for several years.” Two of his favorite industries are non-bank financial service companies and managed health care. “My investing in health care services is based on the aging demographics of the United States. While I don’t try to predict the macro economy, it is possible to identify some big trends and tailwinds that should continue for a number of years.”

He says he tries to identify those “scarce situations” where the market has ceased to believe that certain growth companies can continue to grow. Ross’s investments for AMCAP in managed care are examples of just such a situation. “The stock market generally believed that the managed care companies’ earnings growth would slow down or even turn negative,” he says. “But I believed that, because of the consolidation of the industry and the departure of some companies, the surviving companies would continue to grow. And our investments have done that.”

The key is to have a view based on thorough research of a company’s prospects. Ross prefers to invest in companies with a low valuation to reduce risk. Ross joined Capital Research in 1992 after working in investment banking. He has 14 years of investment experience.

[Begin Photo Caption]
[photo of Tim Armour]
Tim Armour
[End Photo Caption]

[Begin Pull Quote]
Somewhere along the line, there has been a misstep — something has temporarily gone wrong to drive the stock price down. That means that the company’s stock price does not reflect what we see as the inherent value of the entire enterprise.
— Tim Armour
[End Pull Quote]

[Begin Photo Caption]
[photo of Ross Sappenfield]
Ross Sappenfield
[End Photo Caption]

[Begin Pull Quote]
The stock market generally believed that the managed care companies’ earnings growth would slow down or even turn negative. But I believed that, because of the consolidation of the industry, the surviving companies would continue to grow.
— Ross Sappenfield
[End Pull Quote]

Barry Crosthwaite: Specializing in cyclical growth companies in energy and telecommunications
Barry, an investment analyst, specializes in companies in the volatile energy and telecommunications industries. “With AMCAP, you need to find companies with a sustainable competitive advantage,” Barry says. “To achieve this, I invest in industry leaders — not just good companies.”

Barry is somewhat unusual in that he began his career by working 14 years as a general manager with a chemical company. “It gives you a degree of common sense that — in reality — is not all that common,” he says. “When you live through major changes at a company, such as rapid growth, downsizing a business, integrating an acquisition, and attempting to change a culture, you see how hard it is to accomplish all these things. Therefore, I find myself questioning a lot of management’s timelines on changes they are making. I have seen senior managements fail so I’m less inclined to take their statements at face value. I’ve steered away from a lot of situations that seemed attractive on the surface but turned out to be higher risk than they looked.”

Barry joined Capital Research in 1996 and has 10 years of investment experience. He is the coordinator for AMCAP’s research portfolio. While he doesn’t make decisions for the 22 analysts in the portfolio, he coordinates their activities in the fund and makes sure that the analysts are focused on the fund’s mandate of investing in quality growth stocks.

What does this mean to the AMCAP shareholder?
The multiple portfolio counselor system “has helped bring consistency and continuity to AMCAP Fund,” Claudia says. “Over time, having more than one person managing assets has tended to smooth out the peaks and valleys of investing. When one portfolio counselor’s particular style is out of favor in the market, the shareholders benefit because another counselor’s style may be doing well. Smooth, gradual transitions help AMCAP Fund provide consistency, and the shareholder doesn’t have to be concerned about a situation in which the whole fund would undergo a complete change of managers. Diversity of investment styles, backgrounds, opinions and approaches helps the fund provide continuity and consistency.”

[close-up photo of the reflection of a computer screen in a person's eyeglass]
[photo of coral]
[photo of a hand holding a pacemaker - chest x-ray in the background with pacemaker inserted]

[Begin Pull Quote]
I invest in industry leaders — not just good companies…I’ve steered away from a lot of situations that seemed attractive on the surface but turned out to be higher risk than they looked.
— Barry Crosthwaite
[End Pull Quote]

[Begin Photo Caption]
[photo of Barry Crosthwaite]
Barry Crosthwaite
[End Photo Caption]

AMCAP’s wealth of experience

AMCAP Fund’s four portfolio counselors bring together 111 years of investment experience to managing your investment. Here are the specific years of experience* for these primary decision-makers for the fund:

Years of
investment
Portfolio counselor	experience*
R. Michael Shanahan	41
Claudia P. Huntington	33
Timothy D. Armour	23
C. Ross Sappenfield	14
*As of May 1, 2006.

[photo of a woman snorkling]

[Begin Pull Quote]
The beauty of our approach is that shareholders get the benefit of many different points of view instead of one. The result has produced a strong lifetime record.
— Claudia Huntington
[End Pull Quote]

[black and white photo of the Maldives, Kurumba Island, coral in foreground]

Summary investment portfolio, February 28, 2006

The following summary investment portfolio is designed to streamline the report and help investors better focus on a fund’s principal holdings. For details on how to obtain a complete schedule of portfolio holdings, please see the inside back cover.

[pie chart]
INDUSTRY SECTOR DIVERSIFICATION

Information technology                    17.24%
Health care                                    15.62
Financials                                       8.89
Consumer staples                           6.18
Consumer discretionary                  20.69
Other industries                             13.59
Short-term securities &
  other assets less liabilities           17.79

[end pie chart]

		Market	Percent
	Shares	value (000)	of net
Common stocks - 82.21%			assets

Consumer discretionary - 20.69%
Lowe's Companies, Inc.	8,600,000	$586,348	2.51%
Among America's largest do-it-yourself home improvement retailers.
Target Corp.	8,650,000	470,560	2.02
Operates Target, the second largest chain of discount stores in the U.S.
Best Buy Co., Inc.	8,650,000	465,889	2.00
This leading consumer electronics retailer also sells home office products, entertainment software and appliances.
Johnson Controls, Inc.	3,090,000	220,224.94
A leader in manufacturing interior components and electronics, as well as in building control services.
Harley-Davidson Motor Co.	3,341,900	175,483.75
The world's leading producer of heavyweight motorcycles.
Ross Stores, Inc.	5,775,000	163,548.70
Sells apparel and household goods through its chain of discount stores.
Other securities		2,745,735	11.77
		4,827,787	20.69

Information technology - 17.24%
Cisco Systems, Inc. (1)	22,804,300	461,559	1.98
The leading maker of equipment used in Internet networking.
Microsoft Corp.	16,720,000	449,768	1.93
A world leader in software and Internet technologies. Its products include the Windows operating system and Office software.
Oracle Corp. (1)	32,960,000	409,363	1.75
The world's largest supplier of database management software. Also develops business applications and provides consulting and support.
First Data Corp.	7,909,825	356,970	1.53
Provides credit card transactions, operates an extensive ATM network and offers money transfers through its Western Union unit.
Google Inc., Class A (1)	980,000	355,368	1.52
Google is one of the most frequently used website search engines in the world.
Affiliated Computer Services, Inc., Class A (1)	3,110,000	195,681.84
Provides business and technology outsourcing services for private and public agencies.
Automatic Data Processing, Inc.	3,500,000	161,665.69
The largest payroll and tax filing processor in the world.
Other securities		1,634,384	7.00
		4,024,758	17.24

Health care - 15.62%
WellPoint, Inc. (1)	6,100,000	468,419	2.01
One of the nation's largest managed care providers, with Blue Cross Blue Shield licenses in 13 states.
Medco Health Solutions, Inc. (1)	4,735,000	263,834	1.13
Manages pharmacy benefits for clients including unions, corporations and HMOs.
Medtronic, Inc.	4,740,000	255,723	1.10
A leading producer of medical devices, including pacemakers and implantable defibrillators.
Guidant Corp.	3,100,000	237,956	1.02
One of the world's leading producers of medical devices for the treatment of heart disease.
Express Scripts, Inc. (1)	2,680,000	233,884	1.00
Operates a network of pharmacies and mail-order prescription services. Its customers include HMOs, health insurers and union benefits plans.
Forest Laboratories, Inc. (1)	4,440,000	203,796.87
Licenses and markets drugs to treat psychiatric disorders, neurologic diseases, and heart disease.
Biogen Idec Inc. (1)	3,537,000	167,123.72
A leader in developing therapies to treat multiple sclerosis and cancer.
Cephalon, Inc. (1)	2,000,000	158,960.68
An emerging pharmaceutical company best known for the drug Provigil, which is used to treat sleep disorders.
AmerisourceBergen Corp.	3,420,000	157,286.67
Distributes pharmaceuticals, toiletries and medical supplies to hospitals, clinics and retailers.
Other securities		1,498,956	6.42
		3,645,937	15.62

Financials - 8.89%
Fannie Mae	8,640,000	472,435	2.02
This federally sponsored company purchases mortgage loans and issues mortgage-backed securities.
American International Group, Inc.	6,165,000	409,109	1.75
A world leader in providing insurance and other financial services to corporations and individuals.
Capital One Financial Corp.	4,401,200	385,545	1.65
One of the largest U.S. credit card issuers.
Golden West Financial Corp.	3,276,100	232,701	1.00
Owns World Savings and Loan Association, one of the largest S&L's in the nation.
Freddie Mac	2,550,000	171,845.74
A federally chartered corporation that buys conventional mortgages and issues mortgage-backed securities.
Wells Fargo & Co.	1,720,000	110,424.47
One of the largest banks in the U.S. and a leader in online banking.
Bank of America Corp.	800,000	36,680.16
Offers banking services across the U.S. Also has offices throughout the world. Recently merged with FleetBoston Financial Corporation.
Other securities		256,691	1.10
		2,075,430	8.89

Consumer staples - 6.18%
CVS Corp.	8,250,000	233,723	1.00
A major U.S. drugstore chain.
PepsiCo, Inc.	3,300,000	195,063.84
A global soft drink and snack foods company.
Altria Group, Inc.	2,500,000	179,750.77
The largest tobacco company in the world. The group also controls Kraft Foods, and owns a large interest in the global brewer SABMiller.
Other securities		834,094	3.57
		1,442,630	6.18

Energy - 5.38%
Schlumberger Ltd.	2,840,000	326,600	1.40
A leading provider of services and technology to the petroleum industry.
Smith International, Inc.	5,430,000	210,304.90
Makes drilling equipment used by oil and gas producers.
Devon Energy Corp.	3,020,000	177,063.76
A major independent producer of oil and natural gas.
Other securities		540,392	2.32
		1,254,359	5.38

Industrials - 4.68%
Robert Half International Inc.	6,800,000	244,256	1.05
One of the world's largest providers of professional staffing services.
United Parcel Service, Inc., Class B	2,850,000	212,923.91
The world's largest package delivery company and express carrier.
Precision Castparts Corp.	3,640,000	193,066.83
Manufactures jet engine parts, valves and industrial tools.
General Electric Co.	4,000,000	131,480.56
One of the world's top makers of power turbines, aircraft engines and medical imaging equipment. Operates finance businesses and NBC Universal, the entertainment conglomerate, and makes consumer appliances, lighting and industrial equipment.

Other securities		311,204	1.33
		1,092,929	4.68

Telecommunication services - 1.82%
Sprint Nextel Corp., Series 1	8,235,008	197,887.85
A wireless giant, operating a nationwide digital wireless network with more than 44 million subscribers.
Other securities		227,491.97
		425,378	1.82

Other - 0.45%
Other securities		105,148.45

Miscellaneous - 1.26%
Other common stocks in initial period of acquisition		294,472	1.26

Total common stocks (cost: $14,317,310,000)		19,188,828	82.21

Short-term securities - 17.66%	Principal amount (000)

Federal Home Loan Bank 4.30%-4.545% due 3/17-5/17/2006	$335,200	333,503	1.43
Atlantic Industries 4.36%-4.54% due 3/27-5/2/2006 (2)	162,300	161,447
Coca-Cola Co. 4.30%-4.38% due 3/6-4/3/2006	110,000	109,754	1.16
Freddie Mac 4.28%-4.575% due 3/27-5/23/2006	242,179	240,536	1.03
J.P. Morgan Chase & Co. 4.45%-4.53% due 3/30-4/11/2006	81,000	80,617
Park Avenue Receivables Co., LLC 4.39%-4.51% due 3/3-3/10/2006 (2)	75,000	74,951
Preferred Receivables Funding Corp. 4.38%-4.54% due 3/8-4/7/2006 (2)	70,380	70,115.97
Fannie Mae 4.25%-4.58% due 3/1-6/12/2006	225,200	224,225.96
Bank of America Corp. 4.375%-4.625% due 3/6-4/24/2006	225,000	223,998.96
CAFCO, LLC 4.37%-4.57% due 3/6-4/25/2006 (2)	149,300	148,707
Citigroup Funding Inc. 4.60% due 4/24/2006	50,000	49,656
Ciesco LLC 4.44% due 4/5/2006 (2)	25,000	24,892.96
Wells Fargo Bank, N.A. 4.39%-4.51% due 3/1-3/24/2006	205,000	204,998.88
Clipper Receivables Co., LLC 4.46%-4.58% due 3/28-4/13/2006 (2)	152,600	151,816
State Street Corp. 4.36% due 3/7/2006	50,000	49,958.86
Variable Funding Capital Corp. 4.39%-4.54% due 3/7-4/3/2006 (2)	200,000	199,588.86
General Electric Capital Corp. 4.40%-4.50% due 3/3-4/5/2006	134,300	133,945
Edison Asset Securitization LLC 4.52% due 4/3-4/6/2006 (2)	50,000	49,784.78
Pfizer Investment Capital PLC 4.35%-4.56% due 3/6-5/16/2006 (2)	176,416	175,734.75
Concentrate Manufacturing Co. of Ireland 4.36%-4.52% due 3/14-4/10/2006 (2)	175,000	174,497.75
International Lease Finance Corp. 4.48%-4.56% due 4/6-4/19/2006	54,500	54,222.23
Medtronic Inc. 4.47% due 3/6/2006 (2)	10,300	10,292.05
Other securities		1,173,408	5.03

Total short-term securities (cost: $4,120,721,000)		4,120,643	17.66

Total investment securities (cost: $18,438,031,000)		23,309,471	99.87
Other assets less liabilities		30,707.13

Net assets		$23,340,178	100.00%

"Miscellaneous" securities include holdings in their initial period of acquisition that have not previously been publicly disclosed.

"Other securities" includes all issues that are not disclosed separately in the summary investment portfolio.

Investments in affiliates

A company is considered to be an affiliate of the fund under the Investment Company Act of 1940 if the fund's holdings in that company represent 5% or more of the outstanding voting shares of that company.  The market value of the fund's holdings in affiliated companies is included in "Other securities" under the respective industry sectors in the preceding summary investment portfolio. Further details on these holdings and related transactions during the year ended February 28, 2006, appear below.

Company	Beginning shares	Purchases	Sales	Ending shares	Dividend income (000)	Market value of affiliates at 2/28/2006 (000)

Outback Steakhouse, Inc.	3,710,000	40,000	-	3,750,000	$1,950	$156,788
Medicis Pharmaceutical Corp., Class A	3,625,000	-	-	3,625,000	435	103,095
Fossil, Inc. (1)	-	4,415,000	-	4,415,000	-	75,143
Power Integrations, Inc. (1)	1,850,000	-	-	1,850,000	-	45,935
					$2,385	$380,961

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

(1) Security did not produce income during the last 12 months.
(2) Restricted security that can be resold only to institutional investors. In practice, this security is typically as liquid as unrestricted securities in the portfolio. The total value of all such restricted securities, including those in "Other securities" in the summary investment portfolio, was $1,817,936,000, which represented 7.79% of the net assets of the fund.

The descriptions of the companies in the summary investment portfolio, which were obtained from published reports and other sources believed to be reliable, are supplemental and are not covered by the Report of Independent Registered Public Accounting Firm.

See Notes to Financial Statements

Financial statements

Statement of assets and liabilities at February 28, 2006	(dollars and shares in thousands, except per-share amounts)

Assets:
Investment securities at market:
Unaffiliated issuers (cost: $18,053,971)	$22,928,510
Affiliated issuers (cost: $384,060)	380,961	$23,309,471
Cash		246
Receivables for:
Sales of investments	64,314
Sales of fund's shares	57,917
Dividends and interest	15,339	137,570
		23,447,287
Liabilities:
Payables for:
Purchases of investments	56,131
Repurchases of fund's shares	28,181
Investment advisory services	5,157
Services provided by affiliates	15,689
Deferred directors' compensation	1,655
Other fees and expenses	296	107,109
Net assets at February 28, 2006		$23,340,178

Net assets consist of:
Capital paid in on shares of capital stock		$18,274,083
Undistributed net investment income		19,070
Undistributed net realized gain		175,585
Net unrealized appreciation		4,871,440
Net assets at February 28, 2006		$23,340,178

Total authorized capital stock - 2,000,000 shares, $1.00 par value (1,204,885 total shares outstanding)
	Net assets	Shares outstanding	Net asset value per share*

Class A	$16,090,555	825,795	$19.48
Class B	1,139,262	60,492	18.83
Class C	1,607,071	85,831	18.72
Class F	2,132,385	109,912	19.40
Class 529-A	339,286	17,446	19.45
Class 529-B	73,405	3,881	18.91
Class 529-C	109,960	5,810	18.93
Class 529-E	20,092	1,042	19.28
Class 529-F	9,619	494	19.46
Class R-1	34,681	1,821	19.04
Class R-2	357,539	18,793	19.03
Class R-3	662,168	34,339	19.28
Class R-4	405,225	20,867	19.42
Class R-5	358,930	18,362	19.55
*Maximum offering price and redemption price per share were equal to the net asset value per share for all share classes, except for Class A and 529-A, for which the maximum offering prices per share were $20.67 and $20.64, respectively.

See Notes to Financial Statements

Statement of operations
for the year ended February 28, 2006	(dollars in thousands)
Investment income:
Income:
Dividends (includes $2,385 from affiliates)	$143,744
Interest	128,501	$272,245

Fees and expenses:*
Investment advisory services	67,456
Distribution services	70,094
Transfer agent services	16,795
Administrative services	9,434
Reports to shareholders	895
Registration statement and prospectus	1,147
Postage, stationery and supplies	2,063
Directors' compensation	490
Auditing and legal	183
Custodian	136
State and local taxes	418
Other	122
Total fees and expenses before reimbursements/waivers	169,233
Less reimbursement/waiver of fees and expenses:
Investment advisory services	6,486
Administrative services	469
Total fees and expenses after reimbursements/waivers		162,278
Net investment income		109,967

Net realized gain and unrealized
appreciation on investments and non-U.S. currency:
Net realized gain (loss) on:
Investments	383,810
Non-U.S. currency transactions	(1,005)	382,805
Net unrealized appreciation on investments		1,685,059
Net realized gain and unrealized appreciation
on investments and non-U.S. currency		2,067,864
Net increase in net assets resulting
from operations		$2,177,831

Statements of changes in net assets	(dollars in thousands)

	Year ended February 28,	Year ended February 28,
	2006	2005
Operations:
Net investment income	$109,967	$39,827
Net realized gain on investments and
non-U.S. currency transactions	382,805	442,289
Net unrealized appreciation on investments	1,685,059	212,227
Net increase in net assets resulting from operations	2,177,831	694,343

Dividends and distributions paid to shareholders:
Dividends from net investment income and non-U.S. currency gains	(88,586)	(34,346)
Distributions from net realized gain on investments	(433,776)	(123,204)
Total dividends and distributions paid to shareholders	(522,362)	(157,550)

Capital share transactions	3,068,453	3,686,135

Total increase in net assets	4,723,922	4,222,928

Net assets:
Beginning of year	18,616,256	14,393,328
End of year (including undistributed and distributions in
excess of net investment income: $19,070 and $(1,274), respectively)	$23,340,178	$18,616,256

*Additional information related to class-specific fees and expenses is included in the Notes to Financial Statements.

See Notes to Financial Statements

Notes to financial statements

1.	Organization and significant accounting policies

Organization - AMCAP Fund, Inc. (the "fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks long-term growth of capital by investing primarily in U.S. companies with a record of above-average growth.

The fund offers 14 share classes consisting of four retail share classes, five CollegeAmerica®  savings plan share classes and five retirement plan share classes. The CollegeAmerica savings plan share classes (529-A, 529-B, 529-C, 529-E and 529-F) can be utilized to save for college education. The five retirement plan share classes (R-1, R-2, R-3, R-4 and R-5) are sold without any sales charges and do not carry any conversion rights. The fund’s share classes are described below:

Share class	Initial sales charge	Contingent deferred sales charge upon redemption	Conversion feature
Class A and 529-A	Up to 5.75%	None (except 1% for certain redemptions within one year of purchase without an initial sales charge)	None
Class B and 529-B	None	Declines from 5% to 0% for redemptions within six years of purchase	Class B and 529-B convert to Class A and 529-A, respectively, after eight years
Class C	None	1% for redemptions within one year of purchase	Class C converts to Class F after 10 years
Class 529-C	None	1% for redemptions within one year of purchase	None
Class 529-E	None	None	None
Class F and 529-F	None	None	None
Class R-1, R-2, R-3, R-4 and R-5	None	None	None

Holders of all share classes have equal pro rata rights to assets, dividends and liquidation proceeds. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses ("class-specific fees and expenses"), primarily due to different arrangements for distribution, administrative and shareholder services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each class.

Significant accounting policies - The financial statements have been prepared to comply with accounting principles generally accepted in the United States of America. These principles require management to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the fund:

Security valuation - Equity securities are valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market in which the security trades. Fixed-income securities, including short-term securities purchased with more than 60 days left to maturity, are valued at prices obtained from an independent pricing service when such prices are available. However, where the investment adviser deems it appropriate, such securities will be valued at the mean quoted bid and asked prices (or bid prices, if asked prices are not available) or at prices for securities of comparable maturity, quality and type. Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are valued in the manner described above for either equity or fixed-income securities, depending on which method is deemed most appropriate by the investment adviser. Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par when they reach 60 days or less remaining to maturity. The ability of the issuers of the debt securities held by the fund to meet their obligations may be affected by economic developments in a specific industry, state or region. Securities and other assets for which representative market quotations are not readily available are fair valued as determined in good faith under procedures adopted by authority of the fund's board of directors. Various factors may be reviewed in order to make a good faith determination of a security’s fair value. These factors include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions.

Security transactions and related investment income - Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Class allocations - Income, fees and expenses (other than class-specific fees and expenses) and realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, administrative and shareholder services, are charged directly to the respective share class.

Dividends and distributions to shareholders - Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

Non-U.S. currency translation - Assets and liabilities, including investment securities, denominated in non-U.S. currencies are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. In the accompanying financial statements, the effects of changes in non-U.S. exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in non-U.S. currencies are disclosed separately.

2. Federal income taxation and distributions

The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made.

Distributions - Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to differing treatment for items such as non-U.S. currency gains and losses; short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase; deferred expenses; and cost of investments sold. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes. As of February 28, 2006, the cost of investment securities for federal income tax purposes was $18,439,563,000.

During the year ended February 28, 2006, the fund reclassified $32,000 from undistributed net investment income and $13,000,000 from undistributed net realized gains to capital paid in on shares of capital stock, and $1,005,000 from undistributed net investment income to undistributed net realized gains to align financial reporting with tax reporting.

As of February 28, 2006, the components of distributable earnings on a tax basis were as follows (dollars in thousands):

Undistributed net investment income and non-U.S. currency gains	$20,919
Loss deferrals related to non-U.S. currency that were realized during the period November 1, 2005, through February 28, 2006	(194)
Undistributed short-term capital gains	12,794
Undistributed long-term capital gains	164,323
Gross unrealized appreciation on investment securities	5,144,556
Gross unrealized depreciation on investment securities	(274,648)
Net unrealized appreciation on investment securities	4,869,908

During the year ended February 28, 2006, the fund realized, on a tax basis, a net capital gain of $383,779,000.

The tax character of distributions paid to shareholders was as follows (dollars in thousands):

	Year ended February 28, 2006			Year ended February 28, 2005
Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid

Class A	$72,208	$301,745	$373,953	$31,410	$89,230	$120,640
Class B	-	22,692	22,692	-	6,795	6,795
Class C	-	30,880	30,880	-	8,483	8,483
Class F	9,265	38,509	47,774	1,614	9,563	11,177
Class 529-A	1,362	5,755	7,117	199	1,359	1,558
Class 529-B	-	1,370	1,370	-	367	367
Class 529-C	-	1,978	1,978	-	486	486
Class 529-E	30	349	379	-	84	84
Class 529-F	42	152	194	-	34	34
Class R-1	-	558	558	-	140	140
Class R-2	-	6,340	6,340	-	1,515	1,515
Class R-3	1,283	11,210	12,493	-	2,532	2,532
Class R-4	2,042	5,723	7,765	58	963	1,021
Class R-5	2,354	6,515	8,869	1,065	1,653	2,718
Total	$88,586	$433,776	$522,362	$34,346	$123,204	$157,550

3. Fees and transactions with related parties

Capital Research and Management Company ("CRMC"), the fund’s investment adviser, is the parent company of American Funds Service Company ("AFS"), the fund’s transfer agent, and American Funds Distributors, Inc. ("AFD"), the principal underwriter of the fund’s shares.

Investment advisory services - The Investment Advisory and Service Agreement with CRMC provides for monthly fees accrued daily. These fees are based on a declining series of annual rates beginning with 0.485% on the first $1 billion of daily net assets and decreasing to 0.295% on such assets in excess of $21 billion. The board of directors approved an amended agreement effective April 1, 2006, continuing the series of rates to include an additional annual rate of 0.290% on daily net assets in excess of $27 billion. CRMC is currently waiving a portion of investment advisory services fees. At the beginning of the period, CRMC waived 5% of these fees and increased the waiver to 10% on April 1, 2005. During the year ended February 28, 2006, total investment advisory services fees waived by CRMC were $6,486,000. As a result, the fee shown on the accompanying financial statements of $67,456,000, which was equivalent to an annualized rate of 0.324%, was reduced to $60,970,000, or 0.293% of average daily net assets.

Class-specific fees and expenses - Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are described below:

Distribution services - The fund has adopted plans of distribution for all share classes, except Class R-5. Under the plans, the board of directors approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares and service existing accounts. The plans provide for payments, based on an annualized percentage of average daily net assets, ranging from 0.25% to 1.00% as noted on the following page. In some cases, the board of directors has limited the amounts that may be paid to less than the maximum allowed by the plans. All share classes may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD for providing certain shareholder services. The remaining amounts available to be paid under each plan are paid to dealers to compensate them for their sales activities.

For Class A and 529-A, the board of directors has also approved the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. These classes reimburse AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limit of 0.25% is not exceeded. As of February 28, 2006, there were no unreimbursed expenses subject to reimbursement for Class A or 529-A.

Share class	Currently approved limits	Plan limits
Class A	0.25%	0.25%
Class 529-A	0.25	0.50
Class B and 529-B	1.00	1.00
Class C, 529-C and R-1	1.00	1.00
Class R-2	0.75	1.00
Class 529-E and R-3	0.50	0.75
Class F, 529-F and R-4	0.25	0.50

Transfer agent services - The fund has a transfer agent agreement with AFS for Class A and B. Under this agreement, these share classes compensate AFS for transfer agent services including shareholder recordkeeping, communications and transaction processing. AFS is also compensated for certain transfer agent services provided to all other share classes from the administrative services fees paid to CRMC described below.

Administrative services - The fund has an administrative services agreement with CRMC to provide transfer agent and other related shareholder services for all share classes other than Class A and B. Each relevant share class pays CRMC annual fees up to 0.15% (0.10% for Class R-5) based on its respective average daily net assets. Each relevant share class also pays AFS additional amounts for certain transfer agent services. CRMC and AFS may use these fees to compensate third parties for performing these services. CRMC has agreed to pay AFS on the fund's behalf for a portion of the transfer agent services fees for some of the retirement plan share classes. For the year ended February 28, 2006, the total administrative services fees paid by CRMC were $3,000 and $466,000 for Class R-1 and R-2, respectively. Administrative services fees are presented gross of any payments made by CRMC. Each 529 share class is subject to an additional annual administrative services fee of 0.10% of its respective average daily net assets; this fee is payable to the Commonwealth of Virginia for the maintenance of the CollegeAmerica plan. Although these amounts are included with administrative services fees on the accompanying financial statements, the Commonwealth of Virginia is not considered a related party.

Expenses under the agreements described above for the year ended February 28, 2006, were as follows (dollars in thousands):

Share class	Distribution services	Transfer agent services	Administrative services
			CRMC administrative services	Transfer agent services	Commonwealth of Virginia administrative services
Class A	$32,753	$15,552	Not applicable	Not applicable	Not applicable
Class B	10,554	1,243	Not applicable	Not applicable	Not applicable
Class C	14,196	Included in administrative services	$2,142	$384	Not applicable
Class F	4,581		1,932	234	Not applicable
Class 529-A	472		298	50	$277
Class 529-B	640		70	32	64
Class 529-C	918		100	38	92
Class 529-E	83		18	3	17
Class 529-F	3		8	1	7
Class R-1	268		38	17	Not applicable
Class R-2	2,249		446	1,267	Not applicable
Class R-3	2,688		793	361	Not applicable
Class R-4	689		411	18	Not applicable
Class R-5	Not applicable		310	6	Not applicable
Total	$70,094	$16,795	$6,566	$2,411	$457

Deferred directors’ compensation - Since the adoption of the deferred compensation plan in 1993, directors who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Directors’ compensation of $490,000, shown on the accompanying financial statements, includes $256,000 in current fees (either paid in cash or deferred) and a net increase of $234,000 in the value of the deferred amounts.

Affiliated officers and directors - Officers and certain directors of the fund are or may be considered to be affiliated with CRMC, AFS and AFD. No affiliated officers or directors received any compensation directly from the fund.

4. Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):

Share class	Sales*		Reinvestments of dividends and distributions		Repurchases*		Net increase
	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares
Year ended February 28, 2006
Class A	$3,092,186	166,408	$357,200	19,030	$(1,871,812)	(100,597)	$1,577,574	84,841
Class B	167,343	9,346	21,789	1,206	(114,314)	(6,354)	74,818	4,198
Class C	426,454	23,913	29,319	1,631	(220,054)	(12,296)	235,719	13,248
Class F	844,870	45,759	43,406	2,321	(417,815)	(22,471)	470,461	25,609
Class 529-A	102,618	5,518	7,116	380	(17,125)	(915)	92,609	4,983
Class 529-B	14,294	792	1,370	75	(3,143)	(173)	12,521	694
Class 529-C	33,083	1,829	1,978	109	(8,504)	(464)	26,557	1,474
Class 529-E	5,660	307	380	20	(874)	(46)	5,166	281
Class 529-F	4,055	216	194	10	(973)	(51)	3,276	175
Class R-1	19,809	1,083	557	30	(11,112)	(620)	9,254	493
Class R-2	153,311	8,437	6,340	347	(70,666)	(3,872)	88,985	4,912
Class R-3	301,219	16,370	12,486	672	(116,779)	(6,309)	196,926	10,733
Class R-4	277,912	14,949	7,765	412	(71,175)	(3,823)	214,502	11,538
Class R-5	104,143	5,563	8,804	467	(52,862)	(2,812)	60,085	3,218
Total net increase
(decrease)	$5,546,957	300,490	$498,704	26,710	$(2,977,208)	(160,803)	$3,068,453	166,397

Year ended February 28, 2005
Class A	$3,202,015	183,922	$114,988	6,388	$(1,447,417)	(83,011)	$1,869,586	107,299
Class B	287,369	17,026	6,534	374	(75,571)	(4,465)	218,332	12,935
Class C	508,556	30,182	8,086	464	(135,629)	(8,029)	381,013	22,617
Class F	685,307	39,475	10,183	568	(206,673)	(11,931)	488,817	28,112
Class 529-A	96,472	5,534	1,558	87	(8,290)	(475)	89,740	5,146
Class 529-B	18,906	1,111	367	21	(1,433)	(84)	17,840	1,048
Class 529-C	31,213	1,828	486	27	(3,266)	(190)	28,433	1,665
Class 529-E	5,359	309	84	5	(783)	(45)	4,660	269
Class 529-F	2,679	153	34	2	(404)	(23)	2,309	132
Class R-1	15,979	932	140	8	(4,964)	(292)	11,155	648
Class R-2	142,782	8,330	1,515	86	(35,337)	(2,056)	108,960	6,360
Class R-3	278,314	16,067	2,528	141	(60,046)	(3,468)	220,796	12,740
Class R-4	128,491	7,381	1,021	56	(26,875)	(1,543)	102,637	5,894
Class R-5	173,592	9,718	2,694	149	(34,429)	(1,964)	141,857	7,903
Total net increase
(decrease)	$5,577,034	321,968	$150,218	8,376	$(2,041,117)	(117,576)	$3,686,135	212,768

*Includes exchanges between share classes of the fund.

5. Investment transactions

The fund made purchases and sales of investment securities, excluding short-term securities, of $5,392,853,000 and $3,359,614,000, respectively, during the year ended February 28, 2006.

Financial highlights(1)

		Income (loss) from investment operations(2)					Dividends and distributions

	Net asset value, beginning of period	Net investment income (loss )		Net gains (losses) on securities (both realized and unrealized )		Total from investment operations	Dividends (from net investment income )		Distributions (from capital gains )	Total dividends and distributions		Net asset value, end of period	Total return(3)	Net assets, end of period (in millions	)		Ratio of expenses to average net assets before reimbursements/ waivers		Ratio of expenses to average net assets after reimbursements/ waivers	(4)	Ratio of net income (loss) to average net assets
Class A:
Year ended 2/28/2006	$18.02	$.12		$1.82		$1.94	$(.09)		$(.39)	$(.48)		$19.48	10.87%	$16,091			.68%		.65%		.66%
Year ended 2/28/2005	17.50	.06		.63		.69	(.04)		(.13)	(.17)		18.02	3.94	13,350			.69		.68		.36
Year ended 2/29/2004	12.78	.02		4.70		4.72	-	(5)	-	-	(5)	17.50	36.96	11,086			.73		.73		.11
Year ended 2/28/2003	15.29	.03		(2.42)		(2.39)	(.02)		(.10)	(.12)		12.78	(15.70)	6,641			.77		.77		.25
Year ended 2/28/2002	17.24	.09		(1.24)		(1.15)	(.09)		(.71)	(.80)		15.29	(7.08)	7,356			.71		.71		.58
Class B:
Year ended 2/28/2006	17.48	(.02)		1.76		1.74	-		(.39)	(.39)		18.83	10.04	1,139			1.47		1.44		(.13)
Year ended 2/28/2005	17.07	(.07)		.61		.54	-		(.13)	(.13)		17.48	3.13	984			1.48		1.47		(.41)
Year ended 2/29/2004	12.56	(.10)		4.61		4.51	-		-	-		17.07	35.91	740			1.50		1.50		(.66)
Year ended 2/28/2003	15.12	(.07)		(2.39)		(2.46)	-		(.10)	(.10)		12.56	(16.36)	299			1.55		1.55		(.52)
Year ended 2/28/2002	17.14	(.04)		(1.23)		(1.27)	(.04)		(.71)	(.75)		15.12	(7.82)	174			1.49		1.49		(.27)
Class C:
Year ended 2/28/2006	17.39	(.03)		1.75		1.72	-		(.39)	(.39)		18.72	9.98	1,607			1.52		1.49		(.18)
Year ended 2/28/2005	16.99	(.08)		.61		.53	-		(.13)	(.13)		17.39	3.09	1,262			1.54		1.53		(.47)
Year ended 2/29/2004	12.51	(.11)		4.59		4.48	-		-	-		16.99	35.81	849			1.56		1.56		(.73)
Year ended 2/28/2003	15.07	(.07)		(2.39)		(2.46)	-		(.10)	(.10)		12.51	(16.42)	274			1.59		1.59		(.55)
Period from 3/15/2001 to 2/28/2002	16.50	(.07)		(.59)		(.66)	(.06)		(.71)	(.77)		15.07	(4.44)	112			1.61	(6)	1.61	(6)	(.46)	(6)
Class F:
Year ended 2/28/2006	17.94	.12		1.82		1.94	(.09)		(.39)	(.48)		19.40	10.90	2,132			.71		.68		.63
Year ended 2/28/2005	17.41	.06		.62		.68	(.02)		(.13)	(.15)		17.94	3.88	1,513			.76		.75		.31
Year ended 2/29/2004	12.73	.01		4.67		4.68	-	(5)	-	-	(5)	17.41	36.81	978			.78		.78		.05
Year ended 2/28/2003	15.25	.03		(2.41)		(2.38)	(.04)		(.10)	(.14)		12.73	(15.74)	289			.82		.82		.22
Period from 3/16/2001 to 2/28/2002	16.34	.05		(.33)		(.28)	(.10)		(.71)	(.81)		15.25	(2.12)	131			.84	(6)	.84	(6)	.31	(6)
Class 529-A:
Year ended 2/28/2006	17.99	.11		1.82		1.93	(.08)		(.39)	(.47)		19.45	10.85	339			.75		.72		.60
Year ended 2/28/2005	17.46	.06		.62		.68	(.02)		(.13)	(.15)		17.99	3.86	224			.77		.76		.31
Year ended 2/29/2004	12.76	.01		4.70		4.71	(.01)		-	(.01)		17.46	36.90	128			.77		.77		.06
Year ended 2/28/2003	15.29	.04		(2.43)		(2.39)	(.04)		(.10)	(.14)		12.76	(15.73)	39			.78		.78		.28
Period from 2/15/2002 to 2/28/2002	15.48	.01		(.20)		(.19)	-		-	-		15.29	(1.23)	1			.03		.03		.03
Class 529-B:
Year ended 2/28/2006	17.58	(.05)		1.77		1.72	-		(.39)	(.39)		18.91	9.87	73			1.61		1.58		(.27)
Year ended 2/28/2005	17.20	(.10)		.61		.51	-		(.13)	(.13)		17.58	2.94	56			1.66		1.65		(.59)
Year ended 2/29/2004	12.68	(.13)		4.65		4.52	-		-	-		17.20	35.65	37			1.68		1.68		(.85)
Year ended 2/28/2003	15.28	(.08)		(2.42)		(2.50)	-		(.10)	(.10)		12.68	(16.45)	12			1.71		1.71		(.65)
Period from 2/19/2002 to 2/28/2002	15.21	-	(5)	.07		.07	-		-	-		15.28	.46	-		(7)	.04		.04		-	(8)
Class 529-C:
Year ended 2/28/2006	17.59	(.05)		1.78		1.73	-		(.39)	(.39)		18.93	9.92	110			1.59		1.56		(.25)
Year ended 2/28/2005	17.21	(.10)		.61		.51	-		(.13)	(.13)		17.59	2.93	76			1.65		1.64		(.58)
Year ended 2/29/2004	12.68	(.13)		4.66		4.53	-		-	-		17.21	35.72	46			1.67		1.67		(.84)
Year ended 2/28/2003	15.28	(.08)		(2.42)		(2.50)	-		(.10)	(.10)		12.68	(16.45)	14			1.69		1.69		(.63)
Period from 2/19/2002 to 2/28/2002	15.21	-	(5)	.07		.07	-		-	-		15.28	.46	-		(7)	.04		.04		-	(8)
Class 529-E:
Year ended 2/28/2006	17.85	.05		1.80		1.85	(.03)		(.39)	(.42)		19.28	10.46	20			1.08		1.05		.27
Year ended 2/28/2005	17.37	(.01)		.62		.61	-		(.13)	(.13)		17.85	3.48	14			1.13		1.12		(.05)
Year ended 2/29/2004	12.73	(.05)		4.69		4.64	-		-	-		17.37	36.45	8			1.14		1.14		(.31)
Period from 3/7/2002 to 2/28/2003	16.08	(.01)		(3.22)		(3.23)	(.02)		(.10)	(.12)		12.73	(20.18)	3			1.16	(6)	1.16	(6)	(.09)	(6)
Class 529-F:
Year ended 2/28/2006	17.99	.14		1.82		1.96	(.10)		(.39)	(.49)		19.46	10.99	10			.62		.59		.73
Year ended 2/28/2005	17.46	.04		.62		.66	-		(.13)	(.13)		17.99	3.75	6			.88		.87		.20
Year ended 2/29/2004	12.78	(.01)		4.69		4.68	-	(5)	-	-	(5)	17.46	36.66	3			.89		.89		(.07)
Period from 9/17/2002 to 2/28/2003	12.80	.01		-	(5)	.01	(.03)		-	(.03)		12.78	.05	-		(7)	.40		.40		.07

Class R-1:
Year ended 2/28/2006	$17.69	$(.03)		$1.77		$1.74	$-		$(.39)	$(.39)		$19.04	9.92%	$35			1.55%		1.51%		(.19)%
Year ended 2/28/2005	17.28	(.08)		.62		.54	-		(.13)	(.13)		17.69	3.09	23			1.57		1.54		(.47)
Year ended 2/29/2004	12.73	(.12)		4.68		4.56	(.01)		-	(.01)		17.28	35.81	12			1.60		1.57		(.75)
Period from 6/26/2002 to 2/28/2003	13.96	(.04)		(1.19)		(1.23)	-		-	-		12.73	(8.81)	1			3.01	(6)	1.58	(6)	(.49)	(6)
Class R-2:
Year ended 2/28/2006	17.66	(.03)		1.79		1.76	-		(.39)	(.39)		19.03	10.05	358			1.66		1.48		(.17)
Year ended 2/28/2005	17.26	(.07)		.60		.53	-		(.13)	(.13)		17.66	3.04	245			1.73		1.51		(.43)
Year ended 2/29/2004	12.71	(.11)		4.66		4.55	-	(5)	-	-	(5)	17.26	35.80	130			1.91		1.53		(.70)
Period from 5/21/2002 to 2/28/2003	15.51	(.05)		(2.63)		(2.68)	(.02)		(.10)	(.12)		12.71	(17.37)	25			2.21	(6)	1.54	(6)	(.46)	(6)
Class R-3:
Year ended 2/28/2006	17.86	.05		1.80		1.85	(.04)		(.39)	(.43)		19.28	10.45	662			1.06		1.02		.29
Year ended 2/28/2005	17.37	-	(5)	.62		.62	-		(.13)	(.13)		17.86	3.54	421			1.08		1.07		.01
Year ended 2/29/2004	12.75	(.05)		4.67		4.62	-	(5)	-	-	(5)	17.37	36.27	189			1.16		1.15		(.32)
Period from 6/4/2002 to 2/28/2003	15.06	(.01)		(2.17)		(2.18)	(.03)		(.10)	(.13)		12.75	(14.58)	24			1.29	(6)	1.16	(6)	(.09)	(6)
Class R-4:
Year ended 2/28/2006	17.99	.11		1.81		1.92	(.10)		(.39)	(.49)		19.42	10.79	405			.75		.71		.61
Year ended 2/28/2005	17.45	.06		.62		.68	(.01)		(.13)	(.14)		17.99	3.85	168			.76		.75		.35
Year ended 2/29/2004	12.76	.01		4.69		4.70	(.01)		-	(.01)		17.45	36.84	60			.78		.78		.05
Period from 5/20/2002 to 2/28/2003	15.67	.02		(2.78)		(2.76)	(.05)		(.10)	(.15)		12.76	(17.74)	3			.95	(6)	.81	(6)	.24	(6)
Class R-5:
Year ended 2/28/2006	18.07	.17		1.83		2.00	(.13)		(.39)	(.52)		19.55	11.19	359			.44		.41		.90
Year ended 2/28/2005	17.54	.11		.63		.74	(.08)		(.13)	(.21)		18.07	4.20	274			.45		.44		.62
Year ended 2/29/2004	12.78	.06		4.71		4.77	(.01)		-	(.01)		17.54	37.32	127			.47		.47		.37
Period from 5/15/2002 to 2/28/2003	15.72	.06		(2.85)		(2.79)	(.05)		(.10)	(.15)		12.78	(17.83)	53			.48	(6)	.48	(6)	.58	(6)

	Year ended February 28 or 29
	2006	2005	2004	2003	2002

Portfolio turnover rate for all classes of shares	20%	16%	17%	18%	25%

(1) Based on operations for the periods shown (unless otherwise noted) and, accordingly, may not be representative of a full year.
(2) Based on average shares outstanding.
(3) Total returns exclude all sales charges, including contingent deferred sales charges.
(4) The ratios in this column reflect the impact, if any, of certain reimbursements/waivers from CRMC.
During some of the periods shown, CRMC reduced fees for investment advisory services for all share classes.
In addition, during the start-up period for the retirement plan share classes (except Class R-5),
CRMC agreed to pay a portion of the fees related to transfer agent services.
(5) Amount less than one cent.
(6) Annualized.
(7) Amount less than $1 million.
(8) Amount less than .01 percent.

See Notes to Financial Statements

Report of independent registered public accounting firm

To the shareholders and board of directors of AMCAP Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of AMCAP Fund, Inc. (the “Fund”), including the summary investment portfolio, as of February 28, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of February 28, 2006, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AMCAP Fund, Inc. as of February 28, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Costa Mesa, California
April 7, 2006

Tax information         unaudited

We are required to advise you within 60 days of the fund’s fiscal year-end regarding the federal tax status of certain distributions received by shareholders during such fiscal year. The information below is provided for the fund’s fiscal year ended February 28, 2006.

During the fiscal year ended, the fund paid a long-term capital gain distribution of $433,776,000.

Individual shareholders are eligible for reduced tax rates on qualified dividend income. The fund designates 100% of the dividends received as qualified dividend income.

Corporate shareholders may exclude up to 70% of qualifying dividends. The fund designates 100% of dividends received as qualified dividend income.

For state tax purposes, certain states may exempt from income taxation that portion of the income dividends paid by the fund that were derived from direct U.S. government obligations. The fund designates $7,671,000 as interest derived on direct U.S. government obligations.

Individual shareholders should refer to their Form 1099-DIV or other tax information, which will be mailed in January 2007, to determine the calendar year amounts to be included on their 2006 tax returns. Shareholders should consult their tax advisers.

Expense example            unaudited

As a shareholder of the fund, you incur two types of costs: (1) transaction costs such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads); and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 1, 2005, through February 28, 2006).

Actual expenses:

The first line of each share class in the table on the next page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses paid during period" to estimate the expenses you paid on your account during this period. There are some account fees that are charged to certain types of accounts, such as Individual Retirement Accounts and CollegeAmerica accounts (generally, a $10 fee is charged to set up the account and an additional $10 fee is charged to the account annually) that would increase the amount of expenses paid on your account. In addition, retirement plan participants may be subject to certain fees charged by the plan sponsor, and Class F and Class 529-F shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.75% to 1.50% of assets annually depending on services offered. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would also be lower by the amount of these fees.

Hypothetical example for comparison purposes:

The second line of each share class in the table on the next page provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds. There are some account fees that are charged to certain types of accounts, such as Individual Retirement Accounts and CollegeAmerica accounts (generally, a $10 fee is charged to set up the account and an additional $10 fee is charged to the account annually) that would increase the amount of expenses paid on your account. In addition, retirement plan participants may be subject to certain fees charged by the plan sponsor, and Class F and Class 529-F shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.75% to 1.50% of assets annually depending on services offered. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would also be lower by the amount of these fees.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 9/1/2005	Ending account value 2/28/2006	Expenses paid during period*	Annualized expense ratio

Class A -- actual return	$1,000.00	$1,056.13	$3.31	.65%
Class A -- assumed 5% return	1,000.00	1,021.57	3.26	.65
Class B -- actual return	1,000.00	1,052.48	7.28	1.43
Class B -- assumed 5% return	1,000.00	1,017.70	7.15	1.43
Class C -- actual return	1,000.00	1,051.63	7.58	1.49
Class C -- assumed 5% return	1,000.00	1,017.41	7.45	1.49
Class F -- actual return	1,000.00	1,056.23	3.31	.65
Class F -- assumed 5% return	1,000.00	1,021.57	3.26	.65
Class 529-A -- actual return	1,000.00	1,056.45	3.52	.69
Class 529-A -- assumed 5% return	1,000.00	1,021.37	3.46	.69
Class 529-B -- actual return	1,000.00	1,051.68	7.88	1.55
Class 529-B -- assumed 5% return	1,000.00	1,017.11	7.75	1.55
Class 529-C -- actual return	1,000.00	1,051.62	7.83	1.54
Class 529-C -- assumed 5% return	1,000.00	1,017.16	7.70	1.54
Class 529-E -- actual return	1,000.00	1,054.64	5.20	1.02
Class 529-E -- assumed 5% return	1,000.00	1,019.74	5.11	1.02
Class 529-F -- actual return	1,000.00	1,057.22	2.65	.52
Class 529-F -- assumed 5% return	1,000.00	1,022.22	2.61	.52
Class R-1 -- actual return	1,000.00	1,051.88	7.58	1.49
Class R-1 -- assumed 5% return	1,000.00	1,017.41	7.45	1.49
Class R-2 -- actual return	1,000.00	1,052.49	7.48	1.47
Class R-2 -- assumed 5% return	1,000.00	1,017.50	7.35	1.47
Class R-3 -- actual return	1,000.00	1,054.54	5.20	1.02
Class R-3 -- assumed 5% return	1,000.00	1,019.74	5.11	1.02
Class R-4 -- actual return	1,000.00	1,055.81	3.62	.71
Class R-4 -- assumed 5% return	1,000.00	1,021.27	3.56	.71
Class R-5 -- actual return	1,000.00	1,057.69	2.09	.41
Class R-5 -- assumed 5% return	1,000.00	1,022.76	2.06	.41

* Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the period (181), and divided by 365 (to reflect the one-half year period).

Board of directors

“Non-interested” directors

	Year first
	elected
	a director
Name and age	of the fund[1]	Principal occupation(s) during past five years

H. Frederick Christie, 72	1998	Private investor; former President and CEO,
Chairman of the Board		The Mission Group (non-utility holding company,
(Independent and Non-Executive)		subsidiary of Southern California Edison Company)

Mary Anne Dolan, 59	1998	Founder and President, M.A.D., Inc. (communications company); former Editor-in-Chief, The Los Angeles Herald Examiner

Martin Fenton, 70	1990	Chairman of the Board, Senior Resource Group LLC (development and management of senior living communities)

Mary Myers Kauppila, 52	1998	Private investor; Chairman of the Board and CEO, Ladera Management Company (venture capital and agriculture); former owner and President, Energy Investment, Inc.

William H. Kling, 64	2006	President, American Public Media Group

Bailey Morris-Eck, 61	1999	Director and Programming Chair, WYPR Baltimore/ Washington (public radio station); Senior Adviser, Financial News (London); Senior Fellow, Institute for International Economics

Kirk P. Pendleton, 66	1986	Chairman of the Board and CEO, Cairnwood, Inc. (venture capital investment)

Olin C. Robison, Ph.D., 69	1998	President Emeritus of the Salzburg Seminar; President Emeritus, Middlebury College

Stephen B. Sample, Ph.D., 65	1999	President, University of Southern California

“Non-interested” directors

	Number of
	portfolios
	in fund
	complex[2]
	overseen by
Name and age	director	Other directorships[3] held by director

H. Frederick Christie, 72	19	Ducommun Incorporated;
Chairman of the Board		IHOP Corporation; Southwest Water Company
(Independent and Non-Executive)

Mary Anne Dolan, 59	3	None

Martin Fenton, 70	16	None

Mary Myers Kauppila, 52	5	None

William H. Kling, 64	8	Irwin Financial Corporation

Bailey Morris-Eck, 61	3	None

Kirk P. Pendleton, 66	6	None

Olin C. Robison, Ph.D., 69	3	American Shared Hospital Services

Stephen B. Sample, Ph.D., 65	2	UNOVA, Inc.; William Wrigley Jr. Company

“Interested” directors[4]

	Year first
	elected a
	director or	Principal occupation(s) during past five years and
Name, age and	officer of	positions held with affiliated entities or the principal
position with fund	the fund[1]	underwriter of the fund

R. Michael Shanahan, 67	1986	Chairman of the Board, Capital Research and
Vice Chairman of the Board
Management Company; Director, American Funds Distributors, Inc.;[5] Non-Executive Chair, The Capital Group Companies, Inc.;[5] Chairman of the Board, Capital Management Services, Inc.;[5] Director, Capital Strategy Research, Inc.[5]

Claudia P. Huntington, 54	1992-1994	Senior Vice President, Capital Research and
President	1996	Management Company; Director, The Capital Group Companies, Inc.[5]

“Interested” directors[4]

	Number of
	portfolios
	in fund
	complex[2]
Name, age and	overseen by
position with fund	director	Other directorships[3] held by director

R. Michael Shanahan, 67	2	None
Vice Chairman of the Board

Claudia P. Huntington, 54	1	None
President

Chairman Emeritus

James D. Fullerton, 89		Retired; former Chairman of the Board, The Capital Group Companies, Inc.[5]

The statement of additional information includes additional information about fund directors and is available without charge upon request by calling American Funds Service Company at 800/421-0180. The address for all directors and officers of the fund is 333 South Hope Street, Los Angeles, CA 90071, Attention: Fund Secretary.

1 Directors and officers of the fund serve until their resignation, removal or retirement.
2 Capital Research and Management Company manages the American Funds, consisting of 29 funds. Capital Research and Management Company also manages American Funds Insurance Series,® which serves as the underlying investment vehicle for certain variable insurance contracts, and Endowments, whose shareholders are limited to certain nonprofit organizations.
3 This includes all directorships (other than those in the American Funds) that are held by each director as a director of a public company or a registered investment company.
4 “Interested persons” within the meaning of the 1940 Act, on the basis of their affiliation with the fund’s investment adviser, Capital Research and Management Company, or affiliated entities (including the fund’s principal underwriter).
5 Company affiliated with Capital Research and Management Company.

Other officers

	Year first
	elected	Principal occupation(s) during past five years
Name, age and	an officer	and positions held with affiliated entities or
position with fund	of the fund[1]	the principal underwriter of the fund

Timothy D. Armour, 45	1996	Executive Vice President and Director, Capital
Senior Vice President		Research and Management Company;
		Director, The Capital Group Companies, Inc.[5]

Paul G. Haaga, Jr., 57	1994	Executive Vice President and Director, Capital
Senior Vice President		Research and Management Company; Director, The Capital Group Companies, Inc.[5]

Barry S. Crosthwaite, 47	2006	Vice President, Capital Research Company[5]
Vice President

Brady L. Enright, 39	2002	Senior Vice President, Capital Research Company[5]
Vice President

Joanna F. Jonsson, 42	1998	Senior Vice President, Capital Research Company;[5]
Vice President		Director, The Capital Group Companies, Inc.[5]

C. Ross Sappenfield, 40	1999	Vice President, Capital Research and Management
Vice President		Company

Vincent P. Corti, 49	1998	Vice President — Fund Business Management
Secretary		Group, Capital Research and Management Company

Karl C. Grauman, 38	2006	Vice President — Fund Business Management
Treasurer		Group, Capital Research and Management Company

Jeffrey P. Regal, 34	2003	Vice President — Fund Business Management
Assistant Treasurer		Group, Capital Research and Management Company

Offices of the fund and of the investment adviser
Capital Research and Management Company
333 South Hope Street
Los Angeles, CA 90071-1406

135 South State College Boulevard
Brea, CA 92821-5823

Transfer agent for shareholder accounts
American Funds Service Company
(Please write to the address nearest you.)

P.O. Box 25065
Santa Ana, CA 92799-5065

P.O. Box 659522
San Antonio, TX 78265-9522

P.O. Box 6007
Indianapolis, IN 46206-6007

P.O. Box 2280
Norfolk, VA 23501-2280

Custodian of assets
JPMorgan Chase Bank
270 Park Avenue
New York, NY 10017-2070

Counsel
O’Melveny & Myers LLP
400 South Hope Street
Los Angeles, CA 90071-2899

Independent registered public accounting firm
Deloitte & Touche LLP
695 Town Center Drive
Suite 1200
Costa Mesa, CA 92626-7188

Principal underwriter
American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, CA 90071-1406

Investors should carefully consider the investment objectives, risks, charges and expenses of the American Funds. This and other important information is contained in the fund’s prospectus, which can be obtained from your financial adviser and should be read carefully before investing. You may also call American Funds Service Company (AFS) at 800/421-0180 or visit the American Funds website at americanfunds.com.

“American Funds Proxy Voting Guidelines” — which describes how we vote proxies relating to portfolio securities — is available free of charge on the U.S. Securities and Exchange Commission (SEC) website at sec.gov, on the American Funds website or upon request by calling AFS. The fund files its proxy voting record with the SEC for the 12 months ended June 30 by August 31. The report also is available on the SEC and American Funds websites.

A complete February 28, 2006, portfolio of AMCAP Fund’s investments is available free of charge by calling AFS or visiting the SEC website (where it is part of Form N-CSR).

AMCAP Fund files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This filing is available free of charge on the SEC website. You may also review or, for a fee, copy this filing at the SEC’s Public Reference Room in Washington, D.C. (800/SEC-0330). Additionally, the list of portfolio holdings also is available by calling AFS.

This report is for the information of shareholders of AMCAP Fund, but it may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after June 30, 2006, this report must be accompanied by an American Funds statistical update for the most recently completed calendar quarter.

[Logo - American Funds®]

The right choice for the long term®

What makes American Funds different?

For nearly 75 years, we have followed a consistent philosophy that we firmly believe is in our investors’ best interest. The range of opportunities offered by our family of just 29 carefully conceived, broadly diversified funds has attracted over 35 million shareholder accounts.

Our unique combination of strengths includes these five factors:

• A long-term, value-oriented approach
We buy stocks and bonds of well-managed companies at reasonable prices and hold them for the long term.

• An extensive global research effort
American Funds investment professionals search the world to gain a comprehensive understanding of companies and markets.

• The multiple portfolio counselor system
Our unique method of portfolio management, developed nearly 50 years ago, blends teamwork with individual accountability and has provided American Funds with a sustainable method of achieving fund objectives.

• Experienced investment professionals
American Funds portfolio counselors have an average of 23 years of investment experience, providing a wealth of knowledge and experience that few organizations have.

• A commitment to low operating expenses
The American Funds provide exceptional value for shareholders, with operating expenses that are among the lowest in the mutual fund industry.

29 mutual funds, consistent philosophy, consistent results

• Growth funds
Emphasis on long-term growth through stocks
> AMCAP Fund®
EuroPacific Growth Fund®
The Growth Fund of America®
The New Economy Fund®
New Perspective Fund®
New World FundSM
SMALLCAP World Fund®

• Growth-and-income funds
Emphasis on long-term growth and dividends through stocks
American Mutual Fund®
Capital World Growth and Income FundSM
Fundamental InvestorsSM
The Investment Company of America®
Washington Mutual Investors FundSM

• Equity-income funds
Emphasis on above-average income and growth through stocks and/or bonds
Capital Income Builder®
The Income Fund of America®

• Balanced fund
Emphasis on long-term growth and current income through stocks and bonds
American Balanced Fund®

• Bond funds
Emphasis on current income through bonds
American High-Income TrustSM
The Bond Fund of AmericaSM
Capital World Bond Fund®
Intermediate Bond Fund of America®
U.S. Government Securities FundSM

• Tax-exempt bond funds
Emphasis on tax-free current income through municipal bonds
American High-Income Municipal Bond Fund®
Limited Term Tax-Exempt Bond Fund of AmericaSM
The Tax-Exempt Bond Fund of America®
State-specific tax-exempt funds
The Tax-Exempt Fund of California®
The Tax-Exempt Fund of Maryland®
The Tax-Exempt Fund of Virginia®

• Money market funds
The Cash Management Trust of America®
The Tax-Exempt Money Fund of AmericaSM
The U.S. Treasury Money Fund of AmericaSM

The Capital Group Companies

American Funds       Capital Research and Management         Capital International         Capital Guardian          Capital Bank and Trust

Lit. No. MFGEAR-902-0406P

Litho in USA AGD/GP/8051-S4353

Printed on recycled paper